     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2005
================================================================================
                                                 REGISTRATION FILE NO. 333-81499
                                                                       811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM N-6

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [ ]

                  PRE-EFFECTIVE AMENDMENT NO. ___                        [ ]

                  POST-EFFECTIVE AMENDMENT NO. 7                         [X]

                                     AND/OR

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                  ACT OF 1940                                            [ ]

                  AMENDMENT NO. 5                                        [X]

                        (CHECK APPROPRIATE BOX OR BOXES.)

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                           (EXACT NAME OF REGISTRANT)
                       CUNA MUTUAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)
                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 352-4090

          STEVE SULESKI, ESQ.                               COPY TO:
  CUNA MUTUAL LIFE INSURANCE COMPANY                  STEPHEN E. ROTH, ESQ.
        5910 MINERAL POINT ROAD                  SUTHERLAND ASBILL & BRENNAN LLP
       MADISON, WISCONSIN 53705                  1275 PENNSYLVANIA AVENUE, N.W.
(NAME AND ADDRESS OF AGENT FOR SERVICE)             WASHINGTON, DC 20004-2415

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

[ ]   immediately upon filing pursuant to paragraph (b)

[X]    on May 2, 2005 pursuant to paragraph (b) of Rule 485

[ ]   60 days after filing pursuant to paragraph (a)(i)

[ ]   on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate check the following box:

[X]     This post-effective amendment designates a new effective date for a new effective date for a previously filed post-effective amendment

                      TITLE OF SECURITIES BEING REGISTERED:
    Interests in Individual Flexible Premium Variable Life Insurance Policies

                                                                     MAY 2, 2005


                                   PROSPECTUS

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                    ISSUED BY

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                     THROUGH
                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

This prospectus describes the MEMBERS Variable Universal Life II flexible Premium variable life insurance policy ("Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Variable Account ("Separate Account"). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire life of the Insured.

This prospectus provides information that a prospective Owner should know before investing. You should keep this prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Policy Value to:

      [ ] Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

      [ ]   a Fixed Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds available through the Separate Account accompanies this prospectus. Please read these documents before investing and save them for future reference.

PLEASE REFER TO THE "SUMMARY OF POLICY BENEFITS AND RISKS" SECTION OF THIS PROSPECTUS THAT DESCRIBES CERTAIN RISKS ASSOCIATED WITH INVESTING IN A POLICY.

The mutual funds available include:

[ ]  Ultra Series Fund
      Money Market Fund
      Bond Fund
      High Income Fund
      Balanced Fund
      Growth and Income Stock Fund
      Capital Appreciation Stock Fund
      Mid-Cap Stock Fund
      Multi-Cap Growth Stock Fund
      Global Securities Fund
      International Stock Fund

An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of Premium (principal).

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS POLICY OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


Summary of Policy Benefits and Risks......................     2
Benefits Summary..........................................     2
Risk Summary..............................................     3
Fee Tables................................................     5
CUNA Mutual Life Insurance Company........................     9
     CUNA Mutual Life Insurance Company...................     9
     The Fixed Account....................................     9
     Legal Proceedings....................................     9
The Separate Account and the Funds........................     9
     Ultra Series Fund....................................    10
     More Information About the Funds.....................    10
The Policy................................................    11
     Applying for a Policy................................    11
     Conditions for Policy Issue..........................    11
     Policy Issue Date....................................    11
     Temporary Insurance Agreement........................    11
     "Right-to-Examine" Period............................    11
     Flexibility of Premiums..............................    12
     Allocation of Net Premiums...........................    12
     Lapse................................................    12
     Reinstatement........................................    12
     Premiums to Prevent Lapse............................    13
     Death Benefit Proceeds...............................    13
     Change of Death Benefit Option.......................    14
     Accelerated Benefit Option...........................    14
     Change of Specified Amount...........................    15
Policy Values.............................................    15
     Policy Value.........................................    15
     Transfer of Values...................................    16
     Dollar-Cost Averaging................................    18
     Automatic Personal Portfolio Rebalancing Service.....    19
     Other Types of Automatic Transfers...................    19
     Surrender and Partial Withdrawals....................    19
     Maturity.............................................    20
     Payment of Benefits/Settlement Options...............    20
     Suspension of Payments...............................    20
     Policy Loans.........................................    20
Charges and Deductions....................................    21
     Premium Expense Charge...............................    21
     Monthly Deduction....................................    21
     Mortality and Expense Risk Charge....................    22
     Surrender Charges....................................    22
     Transfer Fee.........................................    23
     Federal and State Income Taxes.......................    23
     Increase in Specified Amount Charge..................    23
     Fund Expenses........................................    23
Distribution of The Policies..............................    23
     Compensation Arrangements For CUNA
     Brokerage and Its Sales Personnel....................    23
     Compensation Arrangements For Selling
     Firms and Their Sales Personnel......................    24
     Source of Compensation...............................    24
Other Policy Benefits and Provisions......................    24
     Owner, Beneficiary...................................    24
     Right to Convert.....................................    24
     Transfer of Ownership................................    25
     Addition, Deletion, or Substitution of Investments...    25
     Voting Rights........................................    25
Riders and Endorsements...................................    26
Federal Income Tax Considerations.........................    27
     Introduction.........................................    27
     Tax Status of the Policy.............................    27
     Tax Treatment of Policy Benefits.....................    27
     Special Rules for Pension and Profit Sharing Plans...    29
     Estate, Gift & Generation-Skipping Transfer Taxes....    29
     Business Uses of the Policy..........................    30
     Alternative Minimum Tax..............................    30
     Possible Tax Law Changes.............................    30
     The Company's Taxes..................................    30
Financial Statements......................................    30
Glossary..................................................    31
Statement of Additional Information-Table of Contents.....    34


                                      (i)

SUMMARY OF POLICY BENEFITS AND RISKS

This summary describes important benefits and risks of the Policy and corresponds to sections in this prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

                                BENEFITS SUMMARY

GENERAL BENEFITS OF THE POLICY

Like fixed benefit life insurance, the Policy offers a minimum Death Benefit and provides a Policy Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Policy Value to the Subaccounts. The amount and duration of life insurance protection and of the Policy Value varies with the investment experience of the Policy Value you place in the Subaccounts. Likewise, the Surrender Value varies with the investment experience of your selected Subaccounts.

As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.

PREMIUMS

The amount of your Policy's Specified Amount determines the amount of your Initial Required Premium. After you make the Initial Required Premium, you can pay subsequent Premiums (minimum $50) at any time.

      [ ] You can elect to pay Planned Premiums but you are not required to pay Premiums according to the plan. You can vary the frequency and amount of Premiums, and can skip Premiums. (If you do skip a Premium, you may increase the likelihood that your Policy will Lapse.) We do not accept any Premiums after the Insured reaches Attained Age 95.

      [ ] As long as your cumulative Premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Extended Guarantee Premiums, your Policy will not enter the Grace Period until the Insured's Attained Age 95. As long as your cumulative Premiums less aggregate partial withdrawals and any Loan Amount equal or exceed the Accumulated Basic Guarantee Premiums, your Policy will not enter the Grace Period before the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

DEATH BENEFIT OPTIONS

[ ] You must choose between two Death Benefit Options under the Policy. You may change Death Benefit Options at any time:

      [ ] OPTION 1 is a level Death Benefit through Attained Age 95 that is the greater of:

            -     the Specified Amount on the date of death; or

            - the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

      [ ]   OPTION 2 is a variable Death Benefit that is the greater of:

            - the Specified Amount plus the Policy Value on the date of death; or

            - the Policy Value on the date of death multiplied by the applicable Death Benefit percentage.

- You may select the Specified Amount which must be at least $50,000 ($25,000 for Insureds age 65 or over on the Policy Issue Date). You also may increase or decrease the Specified Amount, but you may not decrease it below $40,000 ($20,000 for Insureds age 65 or over.)

CANCELLATION, SURRENDER AND PARTIAL WITHDRAWALS

CANCELLATION: Once we issue your Policy, the RIGHT-TO-EXAMINE PERIOD begins. You may return the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period. See Right-to-Examine Period.

SURRENDER: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to surrender your Policy for its Surrender Value.

      -     Federal income taxes and a penalty tax may apply to surrenders.

PARTIAL WITHDRAWALS: You may withdraw part of the Surrender Value using a Written Request, subject to the following rules.

      - Federal income taxes and a penalty tax may apply to partial withdrawals;

      - A partial withdrawal reduces the Death Benefit by at least the amount withdrawn;

      - If Death Benefit Option 1 is in effect, Specified Amount is reduced by the dollar amount of a partial withdrawal. Surrender charges apply to a reduction in Specified Amount resulting from a partial withdrawal; and

      - We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

TRANSFERS

Each Policy Year, you may make:

      -     an unlimited number of Policy Value transfers from the Subaccounts;
            and

      - one Policy Value transfer from the Fixed Account. We currently waive this restriction.

A transfer from the Fixed Account may be limited to 25% of Fixed Account Value. We currently waive this restriction.

LOANS

- You may borrow money from us using the Surrender Value of Your Policy as collateral. Loans may have tax consequences.

- To secure the loan, we transfer an amount of your Policy Value equal to the loan from the Separate Account and Fixed Account to the Loan Account.

- Policy Value in the Loan Account earns interest at the guaranteed minimum rate of 4% per year.

- We charge you a maximum interest rate of 6% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy Year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year.

- You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as Premiums.

- Outstanding loans and accrued interest are deducted from the Death Benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured's death).

                                  RISK SUMMARY

INVESTMENT RISK

If you invest your Policy Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Policy Value will decrease. If you allocate Net Premiums or transfer Policy Value to the Fixed Account, we credit your Policy Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Policy Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional Premium payments, then your Policy's Surrender Value may fall to zero. In that case, the Policy may Lapse. WE DO NOT GUARANTEE ANY POLICY VALUE YOU PLACE IN THE SUBACCOUNTS. THE VALUE OF EACH SUBACCOUNT MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Policy Value, through partial withdrawals and loans.

RISK OF LAPSE

Certain circumstances will cause your Policy to enter a Grace Period during which you must make a sufficient Premium payment to keep your Policy In Force:

      - If your Policy's Surrender Value on a Monthly Processing Day is too low to cover the Monthly Deduction, and the Basic Guarantee and Extended Guarantee are not in effect, then the Policy will enter a 61-day Grace Period.

      - Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the later of (1) the 10th Policy Anniversary or,
            (2) the Insured's Attained Age 65, Premiums less partial withdrawals and loans equal to the accumulated Basic Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

      - Notwithstanding the foregoing, the Policy will not enter a Grace Period if, prior to the Insured's Attained Age 95, Premiums less partial withdrawals and loans equal to the accumulated Extended Guarantee Premium for the period ending on that Monthly Processing Day have been paid.

Whenever your Policy enters a Grace Period if you do not make a sufficient Premium payment before the Grace Period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. The Premium payment required to keep your Policy In Force beyond the Grace Period is the amount sufficient to result in enough Net Premiums to cover unpaid Monthly Deduction plus two months of additional Monthly Deductions.

SURRENDER CHARGE RISKS

Surrender charges play a role in determining whether your Policy will Lapse. The surrender charges under this Policy are significant, especially in the early Policy Years. It is likely that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase this Policy only if you have the financial ability to keep it In Force at the initial Specified Amount for a substantial period of time. You should not purchase this Policy if you intend to surrender all or part of the Policy Value in the near future. This Policy is designed to meet long-term financial goals. THIS POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

Even if you do not surrender your Policy, surrender charges may still help determine whether your Policy will Lapse. Surrender Value (that is, Policy Value minus any surrender charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a Grace Period, and possibly Lapse. A SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

TAX RISKS

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We expect that the policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.

Depending on the total amount of Premiums that you pay, your Policy may be treated as a modified endowment contract ("MEC") under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

PARTIAL WITHDRAWAL RISKS

A partial withdrawal reduces the Policy Value and Surrender Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the Basic Guarantee or the Extended Guarantee will not remain in effect. A PARTIAL WITHDRAWAL ALSO MAY HAVE ADVERSE TAX CONSEQUENCES.

A partial withdrawal reduces the Death Benefit. If you selected the level Death Benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable Death Benefit (Option 2), then when you make a partial withdrawal, the Death Benefit is reduced because the Policy Value is reduced.

Currently there are no limitations on partial withdrawals, however, the Company reserves the right to limit the number of partial withdrawals to two per Policy Year.

LOAN RISKS


A policy loan, whether or not repaid, affects Policy Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Fixed Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% annually to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Fixed Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Fixed Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Fixed Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate ranging from 4.0% to 6.0% annually.



A policy loan reduces the Death Benefit Proceeds and Surrender Value by the Loan Amount (the amount of the loan(s), plus any interest you owe on the loan(s)). As with partial withdrawals, loans reduce the Surrender Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the Basic Guarantee or the Extended Guarantee would not remain in effect. A loan may have tax consequences.


FUND RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund's prospectus. Please refer to the Fund's prospectus for more information.

                                   FEE TABLES

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Value among the Subaccounts and the Fixed Account.


                                                TRANSACTION FEES
                                                ----------------
                                                                          AMOUNT DEDUCTED
                                                                          ---------------
           CHARGE           WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE           CURRENT CHARGE
--------------------------  -----------------------  ----------------------------  -----------------------------
PREMIUM EXPENSE CHARGE      Upon receipt of each       0- 4.00% of each Premium       0- 4.00% of each Premium
(Taxes)                        Premium payment        payment, depending on the       payment, depending on the
                                                     Insured's state of residence   Insured's state of residence

SURRENDER CHARGE (DEFERRED   Upon surrender or       $0.87 - $42.31 per $1,000 of  $0.87 - $42.31 per $1,000 of
SALES CHARGE) (1)             Lapse during the       Specified Amount during the      Specified Amount during
                            first 9 Policy Years,       first Policy Year (2)        the first Policy Year (2)


----------------------
(1) The surrender charge varies based on the Insured's Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). These charges as shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate these charges as applicable to your Policy, and more detailed information concerning your charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.

                                                TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT DEDUCTED
                                 WHEN CHARGE IS      ---------------------------------------------------------------
         CHARGE                     DEDUCTED            MAXIMUM GUARANTEED CHARGE              CURRENT CHARGE
---------------------------   --------------------   -------------------------------    ----------------------------
(Minimum and Maximum Charge)      or during the
                              first 9 Policy Years
                                  following an
                                  increase in
                                Specified Amount

    Charge for a male          Upon surrender or       7.71 per $1,000 of Specified         $7.71 per $1,000 of
  Insured, Attained Age        Lapse during the                   Amount                     Specified Amount
  35, in the preferred          first 9 Policy
   non-tobacco rating         Years, or during the
        class                 first 9 Policy Years
                                 following an
                                 increase in
                               Specified Amount

ACCELERATED DEATH BENEFIT       At the time the                 $300                            $300
    OPTION CHARGE              Accelerated Death
                                Benefit is paid

  PARTIAL WITHDRAWAL FEE          Upon partial         The lesser of: (1) $25 per      The lesser of: (1) $25 per
                                   withdrawal         withdrawal, or (2) 2% of the    withdrawal, or (2) 2% of the
                                amount withdrawn            amount withdrawn

SPECIFIED AMOUNT INCREASE       Upon increase in      $100 for each Specified Amount               None
          CHARGE              Specified Amount (3)    increase, after the first in a
                                                             Policy Year

      TRANSFER FEE             Upon 13th transfer          $10 per transfer                        None
                                and each transfer
                              thereafter during a
                                   Policy Year

EXECUTIVE BENEFITS PLAN       Upon exercise during                $150                             None
ENDORSEMENT CHARGE             the first 2 Policy
                                     Years

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

                                PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT DEDUCTED
                                 WHEN CHARGE IS      ---------------------------------------------------------------
         CHARGE                     DEDUCTED            MAXIMUM GUARANTEED CHARGE              CURRENT CHARGE
---------------------------   --------------------   -------------------------------    ----------------------------
       POLICY FEE               On Policy issue                 $6                                  $6
                                date and each
                              Monthly Processing
                                      day

----------
(2) The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.

(3) We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
                              --------------------------------------------------------
                                                                             AMOUNT DEDUCTED
                                                                             ---------------
                                 WHEN CHARGE IS          MAXIMUM GUARANTEED
         CHARGE                     DEDUCTED                  CHARGE                          CURRENT CHARGE
         ------                  --------------          -------------------                  --------------
                              On Policy Issue Date
                                and each Monthly     $0.0375 per $1,000 of Specified       $0.0375 per $1,000 of
ADMINISTRATIVE CHARGE            Processing Day,                  Amount                      Specified Amount
                               during Policy Years     ($0.45 per $1,000 annually)      ($0.45 per $1,000 annually)
                                     1 - 10

                              On Policy Issue Date
COST OF INSURANCE CHARGE (4)    and each Monthly       $0.06 - $83.33 per $1,000 of     $0.05 - $83.33 per $1,000 of
                                 Processing Day             Net Amount at Risk               Net Amount at Risk
(Minimum and Maximum Charge)

     Charge for a male
     Insured, Attained Age
     35 in the preferred      On Policy Issue Date      $0.1442 per $1,000 of Net        $0.1300 per $1,000 of Net
     non-tobacco  rating        and each Monthly              Amount at Risk                   Amount at Risk
     class                       Processing Day        ($1.73 per $1,000 annually)      ($1.56 per $1,000 annually)

MORTALITY AND EXPENSE RISK            Daily             At an annual rate of 0.90%       At an annual rate of 0.90%
CHARGE                                                    Variable Account Value           Variable Account Value

                                    On Policy
                                 Anniversary or                                          2.00% in Policy Years 1-10
LOAN INTEREST SPREAD               earlier, as                    2.00%                   0.50% in Policy Years 11
                                   applicable (5)                                                 and later

RIDER CHARGES: (6)

Accidental Death Benefit      On Policy Issue Date
Rider                           and each Monthly       $0.04 - $0.15 per $1,000 of      $0.04 - $0.15 per $1,000 of
                                 Processing Day                  Coverage                         Coverage
(Minimum and Maximum Charge

     Charge for a male        On Policy Issue Date        $0.0625 per $1,000 of            $0.0625 per $1,000 of
     Insured, Attained          and each Monthly                 Coverage                         Coverage


----------
(4) Cost of insurance charges vary based on the Insured's Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, we may provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.

(5) Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender or the insured's death. The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your Loan Account. After the 10th Policy Year, the loan interest spread is 0.5%.

(6) Charges for the Accidental Death Benefit Rider, Children's Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, and Waiver of Premium Disability Rider vary based on the Insured's Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's issue age and rating class, the Death Benefit Option, Specified Amount, Planned Premium, and riders requested.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
                              --------------------------------------------------------
                                                                            AMOUNT DEDUCTED
                                                                            ---------------
                                 WHEN CHARGE IS          MAXIMUM GUARANTEED
         CHARGE                     DEDUCTED                   CHARGE                         CURRENT CHARGE
         ------                  --------------          -------------------                  --------------

Age 26  in the standard       Monthly Processing     ($0.75 per $1,000 annually)        ($0.75 per $1,000 annually)
   non-tobacco rating                 Day
         class,-

Children's Insurance Rider    On Policy Issue Date        $0.75 per Unit of                  $0.75 per Unit of
                                and each Monthly      Coverage ($9.00 per Unit              Coverage ($9.00 per
                                 Processing Day               annually)                        Unit annually)

Guaranteed Insurability       On Policy Issue Date    $0.07 - $ 0.17 per $1,000 of      $0.07 - $0.17 per $1,000 of
Rider                           and each Monthly              Coverage                            Coverage
                                 Processing Day
(Minimum and Maximum Charge)


     Charge for a male        On Policy Issue Date        $0.0883 per $1,000 of            $0.0883 per $1,000 of
     Insured, Attained Age      and each Monthly                 Coverage                         Coverage
     8, in the standard          Processing Day        ($1.06 per $1,000 annually)      ($1.06 per $1,000 annually)
     non-tobacco rating
     class



Other Insured Rider           On Policy Issue Date    $0.06 - $83.33 per $1,000 of      $0.06 - $83.33 per $1,000 of
(Minimum and Maximum Charge)    and each Monthly                Coverage                          Coverage
                                 Processing Day

                              On Policy Issue Date                 $20                              $20
                                 and each Policy
                                   Anniversary

     Charge for a female      On Policy Issue Date       $0.1042 per $1,000 of             $0.1008 per $1,000 of
     Insured, Attained Age     and each Monthly                 Coverage                          Coverage
     30, in the                 Processing Day       ($1.25 per $1,000 annually)             ($1.21 per $1,000
     Standard non-tobacco                                                                         annually)
     rating class


                              On Policy Issue Date                 $20                              $20
                                and each Policy
                                   Anniversary

Disability Waiver of          On Policy Issue Date      2.20% - 24.20% of Monthly        2.20% - 24.20% of Monthly
Monthly Deductions Rider        and each Monthly     Deductions based on guaranteed     Deductions based on current
(Minimum and Maximum Charge)     Processing Day      maximum cost of insurance rates      cost of insurance rates


     Charge for a male        On Policy Issue Date    6% of the Monthly Deductions      6% of Monthly Deductions
     Insured, Attained Age      and each Monthly       based on guaranteed maximum       based on current cost of
     35, in the preferred        Processing Day          cost of insurance rates              insurance rates
     non-tobacco rating
     class

The next table describes the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The following table describes the minimum and maximum fees and expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2004.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                           MINIMUM        MAXIMUM
                                           -------        -------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.45%          1.21%


In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund's redemption fee. The redemption fee will be assessed against your Policy Value. For more information, please see each Fund's prospectus.


For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA MUTUAL LIFE INSURANCE COMPANY

CUNA Mutual Life Insurance Company (also referred to herein as the "Company," "we," "us," and "our") is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202.

On July 1, 1990, we entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."

THE FIXED ACCOUNT

The Fixed Account is part of the Company's General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. Subject to applicable law, we have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all assets contributed to the Fixed Account. The Company guarantees that all Policy Value allocated to the Fixed Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Fixed Account is not available in New Jersey.

LEGAL PROCEEDINGS

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

THE SEPARATE ACCOUNT AND THE FUNDS

We established the Separate Account on August 16, 1983. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We have the right to transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for mortality and expense charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Policy Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Policy Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

ULTRA SERIES FUND

MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Wellington Management Company, LLP serves as the investment subadviser for the Mid-Cap Stock Fund and the Multi-Cap Growth Stock Fund. Shares of the Ultra Series Fund also are offered to CUNA Mutual Group affiliated separate accounts and qualified retirement plans.

MONEY MARKET FUND. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity.

BOND FUND. This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

HIGH INCOME FUND. This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

BALANCED FUND. This Fund seeks a high total return through the combination of income and capital appreciation.

GROWTH AND INCOME STOCK FUND. This Fund seeks long-term growth of capital with income as a secondary consideration.

CAPITAL APPRECIATION STOCK FUND. This Fund seeks long-term capital appreciation.

MID-CAP STOCK FUND. This Fund seeks long-term capital appreciation.

MULTI-CAP GROWTH STOCK FUND. This Fund seeks long-term capital appreciation.

INTERNATIONAL STOCK FUND. This Fund seeks long-term growth of capital.

GLOBAL SECURITIES FUND. This Fund seeks capital appreciation.

MORE INFORMATION ABOUT THE FUNDS

In addition to the Separate Account, Ultra Series Fund, may sell shares to pension and retirement plans qualifying under Section 401 of the Internal Revenue Code.


THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUNDS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by MEMBERS Capital Advisors, Inc. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even though the other Fund is managed by MEMBERS Capital Advisors, Inc. and has the same investment subadviser, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Money Market Fund may become extremely low and possibly negative.


The Company has entered into an agreement with MEMBERS Capital Advisors, Inc. under which the latter pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other separate accounts of the Company) in the Funds. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under the agreement by MEMBERS Capital Advisors, Inc. does not increase the fees or expenses paid by the Funds or their shareholders.

THE POLICY

APPLYING FOR A POLICY

To purchase a Policy, you must complete an application and submit it to an authorized sales representative. You must also pay an Initial Required Premium, as further described below, while the Insured is alive, on or before the Policy Issue Date. All Premiums after the Initial Required Premium must be paid to the Home Office.


Please note that certain provisions of your Policy may be different than the general description in this Prospectus and certain riders and options may not be available because of legal restrictions in your state. Contact the Home Office or see your Policy for specific variations since any such state variations will be included in your Policy or in riders or endorsements attached to your Policy.


CONDITIONS FOR POLICY ISSUE

The minimum Specified Amount for this Policy is $50,000 ($25,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of age. We require evidence of insurability satisfactory to us before issuing a Policy. In some cases, this evidence will include a medical examination.

POLICY ISSUE DATE

Full Insurance coverage under the Policy begins as of the Policy Issue Date. The Policy Issue Date is also used to determine Policy Anniversaries and Monthly Processing Days. If the Initial Required Premium is paid with the application, and, after underwriting is complete, the Policy is approved for issue at the Specified Amount applied for, then the Policy Issue Date is the Valuation Day as of which the Policy is approved. If the Initial Required Premium does not accompany the application, or if the Policy is approved for issue at a Specified Amount other than that requested in the application, then the Policy Issue Date is approximately ten days after the Valuation Day as of which the Policy is approved.

TEMPORARY INSURANCE AGREEMENT

If the Initial Required Premium is paid with the application, the proposed Insured will be covered prior to the Policy Issue Date under a temporary insurance agreement. For the period beginning on the Valuation Day that we receive the Initial Required Premium until all information necessary to complete underwriting is received, the coverage is 50% of the Specified Amount requested in the application up to $150,000. After that period, and until the Policy Issue Date, coverage under a Temporary Insurance Agreement is the Specified Amount requested in the application up to $300,000. No temporary insurance is available in connection with coverage that is available through riders to a Policy. The details of the Temporary Insurance Agreement are found in the Agreement which accompanies the Policy.

"RIGHT-TO-EXAMINE" PERIOD

You may cancel the Policy before the latest of the following three events:


      -     45 days after the date of the application.




      - 10 days after we have personally delivered or have sent the Policy and a notice of right of withdrawal to you by first class mail. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)



      - 10 days after you receive the Policy. (20 days if the policy is a replacement for an existing policy, or longer if required by state law.)


To cancel the Policy, you must mail or deliver the Policy to the sales representative who sold it or to our Home Office. If you return the Policy, we will treat it as if it had not been issued. You will receive a refund equal to the Premiums paid, unless state law requires a different result.

If there is an increase in Specified Amount and the increase is not the result of a change in Death Benefit Option, you will be granted a "Right-to-Examine" Period with respect to the increase. You may request a cancellation of the increase during the "Right-to-Examine" Period. You will then receive a refund (if actual payment was received) or a credit. A credit is made to the Policy Value allocated among the Subaccounts and Fixed Account as if it were Net Premium, equal to all insurance charges attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after we receive the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of an increase in Specified Amount are allocated to the Subaccounts and/or the Fixed Account and are not refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any Premium payments during the "Right-to-Examine" Period for the increase.

FLEXIBILITY OF PREMIUMS

The Policy provides for a schedule of planned annual Premiums determined by you. You are not required, however, to pay Premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay Premiums after the Initial Required Premium at any time while the Policy is In Force.

If you want the Basic or Extended Guarantee to be in effect, the Initial Required Premium is at least one-sixth (1/6) of the Basic Guarantee Premium. If you do not choose to utilize the Basic Guarantee or Extended Guarantee, the Initial Required Premium is at least one-twelfth (1/12) of the Basic Guarantee Premium. The Basic Guarantee Premium is the sum of the expected first year charges plus the first year Surrender Charge and provides certain protections against Lapse. The Initial Required Premium for your policy is shown on the Policy's data page.

A higher level of Premium, the Extended Guarantee Premium, will fund the Policy at the Extended Guarantee Level which provides protection against Lapse. The Extended Guarantee Premium equals the current guideline level Premium as determined by the current Internal Revenue Code.

The Initial Required Premium, the Planned Premium, the Extended Guarantee Premium, and the Basic Guarantee Premium are shown on the data page of the Policy. We reserve the right to refuse any Premium payment that is less than $50.

The total of all Premiums paid may never exceed the maximum Premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a Premium is paid which would result in total Premiums exceeding the maximum Premium limitation, we will only accept that portion of the Premium which would make total Premiums equal the maximum. We will return any excess amount and will not accept further Premiums until the maximum Premium limitation increases.

We reserve the right to refuse any Premium or part of a Premium that would increase the Death Benefit by more than the amount of the Net Premium.

ALLOCATION OF NET PREMIUMS

You determine what percentages of the Net Premiums are allocated to each Subaccount and the Fixed Account. The minimum allocation is 1% of any Net Premium using only whole percentages. If the Initial Required Premium is received before we issue the Policy, it is held in the Company's General Account until the Policy Issue Date. On the Policy Issue Date, the Net Premium is allocated to the Subaccounts and the Fixed Account. Allocations are made by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocation is changed by the Owner.

LAPSE


Unless the Basic Guarantee or Extended Guarantee is in effect, your Surrender Value on any Monthly Processing Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a Grace Period has begun under the Policy. If sufficient Net Premium is not paid during the Grace Period, the Policy will Lapse without value. The Net Premium required to terminate the Grace Period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions. If the Insured dies during the Grace Period, unpaid Monthly Deductions are deducted from the Death Benefit Proceeds.


REINSTATEMENT

You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:


      - You make a Written Request to reinstate the Policy within five years after the Lapse.



      - You provide satisfactory evidence of insurability (the cost of insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy).

      - You pay Net Premiums in an amount sufficient to cover any unpaid Monthly Deductions due prior to the end of the Grace Period plus the anticipated amount of two Monthly Deductions.



      - You pay the amount of or reinstate any loan outstanding as of the date of Lapse.


A reinstatement becomes effective only after we approve it.

PREMIUMS TO PREVENT LAPSE

If your Policy meets the Premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

      a. BASIC GUARANTEE: The Basic Guarantee is in effect if the total of your Net Premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any partial withdrawals (including cash dividends) and loans taken to date, is at least equal to the Basic Guarantee Premium multiple. The Basic Guarantee Premium multiple is equal to the Basic Guarantee Premium multiplied by the number of years the Policy has been In Force as of that Monthly Processing Day. This Basic Guarantee will remain in effect as long as you meet the Premium requirements, and continues until the later of: (1) the Insured's Attained Age 65; or (2) 10 years after the Policy Issue Date. The Basic Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you change your Policy benefits or change how you fund your Policy, the Basic Guarantee Premium will change. The Basic Guarantee only applies for the first five Policy Years in some states, including Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.

      b. EXTENDED GUARANTEE: The Extended Guarantee is in effect if the total of your Net Premiums on each Monthly Processing Day following your Policy Issue Date, less the total of any partial withdrawals (including cash dividends) and loans taken to date, is at least equal to the Extended Guarantee Premium multiple. The Extended Guarantee Premium multiple is equal to the Extended Guarantee Premium multiplied by the number of years the Policy has been In Force as of that Monthly Processing Day. This Extended Guarantee will remain in effect as long as you meet the Premium requirements, and will continue until the Insured's Attained Age 95. The Extended Guarantee Premium as of the Policy Issue Date is shown on the data page of the Policy. If you make a change to your Policy benefits or change how you fund your Policy, the Extended Guarantee Premium will change. The Extended Guarantee may not be available in all states. It is currently not available in Florida, Maryland, Massachusetts, New Jersey, Pennsylvania, and Texas.


We will notify you if your accumulated Net Premiums, less withdrawals and loans, are no longer sufficient to keep the Basic Guarantee or Extended Guarantee in effect. If the Basic or Extended Guarantee ends, you will have 61 days (31 days for residents of Florida) to pay us sufficient Premium to reinstate it.


During the guarantee period, the Monthly Deduction is deducted and may result in a Surrender Value of less than zero at the end of the period. If your Surrender Value is equal to or less than zero at the end of the guarantee period, we will mail a notice informing you that a Grace Period has begun under your Policy.

DEATH BENEFIT PROCEEDS


Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured's death, we will pay the Death Benefit Proceeds to the Beneficiary. The Company waits to receive all instructions before executing the instructions. If no Beneficiary survives the Insured, we will pay the Death Benefits Proceeds to you, if living, or to your estate.


We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options to which we consent.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured's death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured's lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive the written consent of all Irrevocable Beneficiaries and assignees. After the Insured's death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the Death Benefit, the Monthly Deduction, and the Policy Value. Under either option, Death Benefit Proceeds are equal to:

      -     The Death Benefit as of the date of the Insured's death; plus



      -     Any Premiums received after date of death; minus



      -     Any partial withdrawals taken after the date of death; minus



      -     Any insurance charges due if the Insured dies during a Grace Period;
            minus



      -     Any Loan Amount.


The Death Benefit, however, differs under the two options.

Under Option 1, the Death Benefit through Attained Age 95 is the greater of:


      -     The Specified Amount.



      - The Policy Value as of the Insured's date of death multiplied by the Death Benefit Percentage Factor.


Under Option 2, the Death Benefit is the greater of:


      - The Specified Amount plus the Policy Value as of the Insured's date of death.



      - The Policy Value as of the Insured's date of death multiplied by the Death Benefit Percentage Factor.


The Death Benefit Percentage Factor is the ratio of Death Benefit to Policy Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Percentage Factor varies by Attained Age. The Death Benefit Percentage Factor decreases as the Attained Age of the Insured increases.

CHANGE OF DEATH BENEFIT OPTION

You may change the Death Benefit Option. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after a Written Request. We reserve the right to require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect how the Death Benefit is determined from that point on. The Death Benefit will vary with Policy Value from that point on, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies. No change from Death Benefit Option 1 to Death Benefit Option 2 is allowed if the resulting Specified Amount would be less than $40,000 ($20,000 if Issue Age is 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy Value as of the effective date of the change. This change does not alter the amount of the Policy's Death Benefit at the time of the change, but does affect the determination of the Death Benefit from that point on. The Death Benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased Death Benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy Value under option 1, but is constant under option 2, unless the Death Benefit derived from application of the Death Benefit Percentage Factor applies.

ACCELERATED BENEFIT OPTION

If you elect to receive an accelerated payment of the Death Benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy's eligible Death Benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. The eligible Death Benefit is the Death Benefit calculated without including Policy Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the Death Benefit and deduct interest on the amount paid. As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

      1)    be In Force other than as extended term insurance; and

      2) have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received at the Home Office.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

CHANGE OF SPECIFIED AMOUNT

You may change the Specified Amount at any time after the first Policy Year by Written Request. Changing the Specified Amount may have tax consequences. If more than one increase is requested in a Policy Year, we may charge $100 for each increase after the first. Changes are subject to the following conditions.


Decreases. After the decrease, the Specified Amount must be at least $40,000 ($20,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received at the Home Office. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced surrender charges.


Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The effective date of the increase will be shown on an endorsement to the Policy.

Because the surrender charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable surrender charge. However, no additional Surrender Charges accrue for increases in Specified Amount due to a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the administrative charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing administrative charge. As with the surrender charge, an increase resulting from a change in Death Benefit Option 2 to Option 1, does not result in an increase in the administrative charge.

We reserve the right to require for a Specified Amount increase, the payment of additional Premiums in an amount equal to the Initial Required Premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a cost of insurance rate different than the cost of insurance rate charged on the original Specified Amount.

POLICY VALUES

POLICY VALUE. The Policy Value is the sum of the Variable Account Value (itself the sum of the Subaccount Values), the Fixed Account Value and the Loan Account Value. As a result, Policy Value increases whenever:


      -     Investment gains occur in any Subaccount.



      -     Interest is credited to the Policy for amounts held in the Fixed
            Account.



      - Interest is credited to the Policy for any Loan Amounts held in the Loan Account.



      -     Additional Net Premiums are paid.



      -     Policy dividends are paid into the Subaccounts or Fixed Account.


Policy Value decreases whenever:


      -     Investment losses occur in any Subaccount.



      -     Monthly Deduction or service fees are paid.



      -     A partial withdrawal is made.

Policy Value is unaffected when:


      -     A Policy loan is either disbursed or repaid.



      - Policy Value is transferred between any Subaccount or the Fixed Account and the Loan Account, between Subaccounts or between the Subaccounts and the Fixed Account (exclusive of any transfer fee).


Policy Value is determined as of the end of each Valuation Period by adding the Variable Account Value, the Fixed Account Value and the Loan Account Value.

Fixed Account Value. As of the end of any Valuation Period, a Policy's Fixed Account Value is equal to:

            -     aggregate Net Premium allocated to the Fixed Account; plus

            -     Policy Value transferred to the Fixed Account; plus

            -     interest credited to the Fixed Account; minus

            - any partial withdrawals (including any applicable surrender charges deducted); minus

            - any transfers of Policy Value from the Fixed Account (including any transfer fees); minus

            - the aggregated portion of monthly deductions made from the Fixed Account; less

            - the Fixed Account's portion of any Increase of Specified Amount Charge.

Variable Account Value. Variable Account Value is the sum of the Subaccount Values and therefore reflects the investment experience of the Subaccounts to which it is allocated.

The Subaccount Value of any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Subaccount Value is equal to that part of any Net Premium allocated to and any Policy Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Policy Value (including any transfer fees) from the Subaccount during the Valuation Period.

Net Premiums allocated to a Subaccount and Policy Value transferred to a Subaccount are converted into Accumulation Units. For each such allocation or transfer, the number of Accumulation Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount's Accumulation Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Policy Value transferred to a Subaccount increases the number of the Subaccount's Accumulation Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Accumulation Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Subaccount Value from a Subaccount result in the cancellation of an appropriate number of Accumulation Units of that Subaccount, as do: (1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount's share of the monthly deduction or any applicable Increase of Specified Amount Charge. Accumulation Units are cancelled as of the end of the Valuation Period during which the transaction is executed or the Company receives notice regarding the event.

The value of an Accumulation Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

           (1)is: (a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

           (2)is a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

           (3)is the number of Accumulation Units outstanding as of the end of the Valuation Period.


The Accumulation Unit Value may increase or decrease from one Valuation Period to the next as a result of investment experience. The Accumulation Unit Value varies between Subaccounts.

TRANSFER OF VALUES

You may make the following transfers of Policy Value: (1) between Subaccounts at anytime; (2) from a Subaccount to the Fixed Account at any time except for the six month period after a transfer out of the Fixed Account; and (3) from the Fixed Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary. Only one transfer of up to 25% of the Fixed Account Value is allowed each Policy Year. However, we currently waive these restrictions on transfers from the Fixed Account.

The first twelve transfers in a Policy Year are free. We may charge $10 for the thirteenth and each additional transfer in a Policy Year. We currently waive this fee. All transfers on the same Valuation Day are considered one transfer for purposes of the transfer fee.

A request to transfer Subaccount Values to other Subaccounts and/or Fixed Account or from the Fixed Account to one or more Subaccounts which is received before 3:00 p.m. Central Standard Time will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We further reserve the right to restrict the ability to transfer Policy Value among Subaccounts and/or the Fixed Account if we believe such action is necessary to maintain the tax status of the Policies.

Transfers must be made by Written Request and contain your manual signature. The Written Request will take effect as of the day it is received at the Home Office.

Telephone and Facsimile Transfers. You also may make transfers by telephone if we have a signed telephone transfer authorization form from you. We cannot, however, guarantee that telephone transfer privileges will be available at all times. We will exercise reasonable care to prevent unauthorized telephone transactions. For example, we will:


      -     Record calls requesting transfers.



      - Ask the caller questions in an attempt to determine if you are the caller.



      -     Transfer funds only to other Subaccounts and to the Fixed Account.



      -     Send a written confirmation of each transfer.


We also permit written transfer requests by facsimile provided that we have an original signed fax authorization from you. We reserve the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event we discontinue this privilege, we will send written notice to all Owners who have currently valid telephone and fax authorizations on file. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our Home Office.

If we use reasonable procedures and believe the instructions to be genuine, you bear the loss if someone gives unauthorized or fraudulent telephone or facsimile transfer requests to us.


Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with "market timing" transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners invested in the Subaccounts, not just those making the transfers.



In order to try to protect Owners and the Funds from potentially harmful trading activity, the Company has certain market timing policies and procedures (the "Market Timing Procedures").



Detection. The Company employs various means in an attempt to detect, deter, and prevent frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. The Company may vary the Market Timing Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, the Company will apply the Market Timing Procedures, including any variance in the Market Timing Procedures by Subaccount, uniformly to all Owners. The Company also coordinates with the Funds to identify potential market timers, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Market Timing Procedures.



Please note that despite its best efforts, the Company may not be able to detect nor stop all harmful trading.

Detection. Once an Owner has been identified as a "market timer" under the Market Timing Procedures, the Company notifies the Owner that from that date forward, for three months from the date the Company mailed the notification letter, the telephone transfer and withdrawal privilege will be revoked. He or she will only be permitted to make transfers or withdrawals by written request with an original signature conveyed through the U.S. mail or overnight delivery service.







In its sole discretion, the Company may revise the Market Timing Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on market timers (such as dollars or percentage limits on transfers). The Company also reserves the right, to the extent permitted by applicable law, to implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, the Company may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, the Company also reserves the right to defer the transfer privilege at any time that it is unable to purchase or redeem shares of the Funds.



The Company currently does not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than the Company's in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.



The Company's ability to detect and deter such transfer activity is limited by its operational and technological systems, as well as by its ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite the Company's best efforts, it cannot guarantee that the Market Timing Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf the Company applies the Market Timing Procedures consistently to all Owners without waiver or exception.



Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the polices and procedures the Company has adopted to discourage market timing and other programmed, large, frequent, or short-term transfers.



Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund's ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order the Company submits may reflect one or more transfer requests from Owners engaged in market timing and other programmed, large, frequent, or short-term transfers, the Fund may reject the entire omnibus order and thereby delay or prevent the Company from implementing your request.


DOLLAR-COST AVERAGING


If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual or annual basis) specified dollar amounts from the Money Market subaccount and/or Fixed Account to other Subaccounts and/or Fixed Accounts. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per Accumulation Unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.



The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in a Subaccount and/or Fixed Account, the entire amount will be transferred. The amount transferred to a subaccount and/or a Fixed Account must be at least 1% of the amount transferred and must be stated in whole percentages.


Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Policy Value in the Subaccount and/or Fixed Account is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount and/or Fixed Account has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the twelve free transfers in a Policy Year. We reserve the right to discontinue offering dollar-cost averaging at any time and for any reason. We reserve the right to discontinue offering automatic transfers at any time for any reason.

AUTOMATIC PERSONAL PORTFOLIO REBALANCING SERVICE

If elected at the time of the application or requested at any time by Written Request, you may instruct us to automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value between and among specified Subaccounts and/or Fixed Account in order to achieve a particular percentage allocation of Policy Value among the Subaccounts. The percentage allocations must be in whole percentages and must be at least 1% per allocation. You may start and stop automatic Policy Value rebalancing at any time and may specify any percentage allocation of Policy Value between or among as many Subaccounts and/or Fixed Account as are available at the time the rebalancing is elected. (If you elect automatic Policy Value rebalancing without specifying percentage allocation(s), we will allocate Policy Value in accordance with your currently effective Premium payment allocation schedule.) There is no additional charge for using Policy Value rebalancing. If the Owner does not specify a frequency for rebalancing, we will rebalance quarterly. We reserve the right to discontinue offering automatic transfers at any time and for any reason.

OTHER TYPES OF AUTOMATIC TRANSFERS

If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Policy Value from one Subaccount and/or Fixed Account to another. Such automatic transfer amounts may be requested on the following basis: (1) as a specified dollar amount; (2) as a specified number of Accumulation Units; (3) as a specified percent of Policy Value in a particular Subaccount and/or Fixed Account, or (4) in an amount equal to the excess of a Specified Amount of Policy Value in a particular Subaccount and/or Fixed Account.

The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount and/or Fixed Account from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount and/or Fixed Account must be at least 1% of the amount transferred and must be stated in whole percentages. Once elected, automatic transfers remain in effect until the earliest of: (1) the Policy Value in the Subaccount and/or Fixed Account from which the transfers are being made is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Policy Value in the Subaccount and/or Fixed Account from which transfers are being made has been insufficient to implement the automatic transfer instructions you have given us. We will notify you when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. We reserve the right to discontinue offering automatic transfers at any time and for any reason.

SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender. You may surrender the Policy for its Surrender Value. A Policy surrender may have adverse tax consequences. You must obtain the written consent of all assignees or Irrevocable Beneficiaries before a surrender. We may require the return of the Policy.

Surrender of the Policy is effective as of the date we receive a Written Request for surrender. The Policy and all insurance terminate upon surrender.

Partial Withdrawal. You may make partial withdrawals by Written Request. A partial withdrawal may have adverse tax consequences. Written consent of all assignees or irrevocable beneficiaries must be obtained prior to any partial withdrawal. An amount up to the Surrender Value, less two months of insurance charges, may be taken as a partial withdrawal. Partial withdrawals are effective as of the date we receive your Written Request. A partial withdrawal request for the Surrender Value is considered a surrender of the Policy.

You may specify the accounts from which the partial withdrawal will be deducted. If any account value is insufficient, or if you do not specify the accounts, the amount will be deducted pro rata from the remaining accounts.

If Death Benefit Option 1 is in effect at the time of a partial withdrawal, the Specified Amount will be reduced by the amount of the partial withdrawal, including the amount of the service fee. If Death Benefit Option 2 is in effect at the time of a partial withdrawal, Specified Amount will not change. We reserve the right to decline a partial withdrawal request if the Specified Amount after the partial withdrawal would be below the minimum Specified Amount necessary to issue a new Policy. If the Death Benefit derived from application of the Death Benefit Percentage Factor applies, the Death Benefit decreases by more than the amount withdrawn causing the Net Amount at Risk and the monthly Cost of Insurance to diminish.

Cash dividend payments are included as partial withdrawals when determining whether the Basic and Extended Premium Guarantees are in effect.

Currently there are no limitations on partial withdrawals, however, the Company reserves the right to limit the number of partial withdrawals to two per Policy Year. Payment is generally made within seven days of the surrender or partial withdrawal date.

MATURITY

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Surrender Value as of that date, unless the Maturity Date has been extended, as allowed by state law. The tax consequences associated with continuing the Policy beyond the Insured's 100th birthday are uncertain and you should consult a tax adviser.

PAYMENT OF BENEFITS/SETTLEMENT OPTIONS

There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. For more information concerning the options listed below, please contact the Home Office:

      -     Interest Option

      -     Installment Option

      -     Life Income - Guaranteed Period Certain

      -     Joint and Survivor Life


SUSPENSION OF PAYMENTS



For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or Partial Withdrawal, or take a Policy loan when:



      1. The New York Stock Exchange is closed other than for customary weekend and holiday closings.



      2. During periods when trading on the Exchange is restricted as determined by the SEC.



      3. During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.



      4. During any other period permitted or required by order of the SEC for the protection of investors.



To the extent values are allocated to the Fixed Account, the payment of full or Partial Withdrawal proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.


POLICY LOANS


General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 90% of the Cash Value of the Policy (100% of the Cash Value for residents of Florida and Texas) as of the date of the loan.


Interest. We charge interest on amounts that you borrow. The interest rate charged is a maximum of 6% and is an effective annual rate compounded annually on the Policy Anniversary. Interest is charged in arrears from the date of the loan and is due from you on each Policy Anniversary for the prior Policy Year. If you do not pay the interest when due, the amount of the interest is added to the outstanding Loan Amount. Thus, unpaid interest is charged interest during the ensuing Policy Year. For Policies in the 11th Policy Year or later, we charge a preferred effective annual interest rate up to 4.5% on amounts borrowed. We may charge interest at lower rates from time to time.

We credit Loan Account Value with interest at an effective annual rate of 4%. On each Policy Anniversary, interest earned on Loan Account Value since the preceding Anniversary is transferred to the Subaccounts and the Fixed Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. When we make a loan to you, we transfer an amount of Policy Value sufficient to secure the loan out of the Subaccounts and the Fixed Account and into the Loan Account. You may specify how this transferred Policy Value is allocated from among the Subaccount Values and the Fixed Account Value. If you do not specify the allocation, we make the allocation based on the proportion that each Subaccount Value and the Fixed Account Value bear to the Policy Value as of the date that the transfer is made. If unpaid interest is due from you on a Policy Anniversary it is added to the Loan Amount. Policy Value in the amount of the interest also is transferred to the Loan Account as of that Anniversary. The Policy Value transferred in connection with unpaid interest is allocated on the same basis as other Policy Value transferred to the Loan Account.

Loan Account Value is recalculated when interest is added to the Loan Amount, a loan repayment is made, or a new loan is made under Policy.

Non-Payment Of Policy Loans. If Loan Account Value exceeds Cash Value, then you must make either a loan repayment or a Net Premium payment sufficient to raise the Cash Value or lower the Loan Account Value so that Cash Value exceeds the Loan Account Value. We will send you and any assignee of record a notice indicating the amount that must be paid. If payment is not received at the Home Office within 30 days of the notice being mailed, the Grace Period will begin. (See "Lapse") If the Grace Period expires without the payment being made, then the Policy Lapses.

Loan Repayment. You may repay a loan or repay any part of a loan at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as Premiums. Upon repayment of any part of a loan, Loan Account Value in an amount equal to the payment is transferred to the Subaccounts and the Fixed Account as of the date that the payment is received by us. Unless you specify otherwise, the amount transferred is allocated among or between the Subaccounts and the Fixed Account in accordance with your allocation instructions for Net Premium Payments in effect at that time.


Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Subaccounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Surrender Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax and a 10% federal penalty tax. See "Federal Income Tax Considerations," for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract ("MEC") under federal tax law, loans may be currently taxable and subject to a 10% federal penalty tax.


CHARGES AND DEDUCTIONS

PREMIUM EXPENSE CHARGE. We deduct from Premiums the Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the data page of the Policy.

MONTHLY DEDUCTION. The Monthly Deduction due on each Monthly Processing Day is the sum of:


      -     The cost of insurance charge for that month; plus



      -     The Policy Fee; plus



      -     The Administrative Fee; plus



      -     The cost of any additional benefits provided by rider, if any.



The Monthly Deduction is allocated to all subaccounts and fixed account values on a pro rata basis is collected by liquidating the number of Accumulation Units (or fraction of Accumulation Units) in Subaccounts (and/or withdrawing values from the Fixed Account) in an amount equal to the Monthly Deduction.


Cost of Insurance Charge. This charge compensates the Company for the expense of underwriting the Death Benefit. The cost of insurance ("COI") rate for the Policy is determined by the Insured's Attained Age, gender, duration, Net Amount at Risk, tobacco status, and rating class. COI rates depend on our expectations as to future mortality experience. Higher rates are charged if we determine that for some reason the Insured is a higher mortality risk. The Tobacco User and Non-Tobacco User rates are further classified as either preferred or standard based on underwriting guidelines and principles.

The COI rate also varies based on the Specified Amount of each Policy. There are four Specified Amount rate bands. Band 1 is for Specified Amounts of less than $100,000; Band 2 is for Specified Amounts of at least $100,000 but less than $250,000; Band 3 is for Specified Amounts of at least $250,000 but less than $1 million; and band 4 is for Specified Amounts of $1 million or more. Generally, the COI rate for a higher band is less than that of lower bands for the same age, gender, and underwriting class. The monthly COI rate will not exceed the rates shown in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we currently intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables.

The COI is determined by multiplying the COI rate by the Net Amount At Risk for a Policy. Under Death Benefit Option 2, the Net Amount At Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount At Risk is the Specified Amount less the Policy Value. Therefore, under Death Benefit Option 1, all of the factors that affect Policy Value affect the Net Amount at Risk. For a Policy where there has been an increase in Specified Amount, there is a Net Amount At Risk associated with the initial Specified Amount and a Net Amount At Risk associated with the increase. The COI rate applicable to the Net Amount At Risk associated with initial Specified Amount is usually less than the rate for the Net Amount at Risk attributable to the increase. The Net Amount At Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount At Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 Death Benefit, Policy Value is first used to offset the initial Specified Amount, and any Policy Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

Policy Fee. The Policy Fee is $6 per month. It is a fee we charge to compensate for some of the administrative expenses associated with the Policy. The fee cannot be increased.

Administrative Charge. We assess a monthly administrative charge at an annual rate of $0.45 per thousand dollars of Specified Amount per Policy Year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. The charge increases if the Specified Amount increases, in proportion to the amount of increase. The charge does not decrease in the event of a Specified Amount decrease. This charge is only charged during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase. An administrative charge of $300 may be assessed if an Owner elects to receive an accelerated Death Benefit.

The administrative charge, together with the policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy. These charges, which are outlined in the fee table above, will vary for each Policy Owner.

MORTALITY AND EXPENSE RISK CHARGE. We daily deduct a mortality and expense risk charge of .00246575% of the Policy's Variable Account Value, which is equal on an annual basis to 0.9%. The mortality risk assumed by us is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administering the Policy will exceed what we expected when setting the other charges under the Policy. If proceeds from this charge are not needed to cover mortality and expense risks, we may use proceeds to finance distribution of the Policies or for any other lawful purpose.

SURRENDER CHARGES. To reimburse us for sales expenses and Policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct surrender charges from the proceeds in the event of a complete surrender of the Policy during the first 9 Policy Years or the first 9 years following an increase in Specified Amount. If the Policy is not surrendered in the first 9 Policy Years or the first 9 years following an increase in Specified Amount, there is no charge. A chart showing the percentage of surrender charges remaining at the beginning of Policy Years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below.

The surrender charges vary by the age of Insured, gender, and rating class and are shown on the specifications page of your Policy. For a 35-year-old male Non-Tobacco User, the initial surrender charges would be $7.71 per $1,000 of the Specified Amount. For more information on how these charges vary, please contact the Home Office.

The surrender charges decrease annually after the first year. The percentage of the surrender charges remaining in each Policy Year is:

                                                      Percentage of
Policy Year                                    Surrender Charges Remaining
-----------                                    ---------------------------
    2                                                     95%
    3                                                     90%
    4                                                     85%
    5                                                     75%
    6                                                     65%
    7                                                     50%
    8                                                     35%
    9                                                     20%
   10+                                                     0%

TRANSFER FEE. Currently, we allow an unlimited number of transfers in each Policy Year without charge. After twelve transfers in any given Policy Year, we may deduct $10 per transfer from the amount transferred.

FEDERAL AND STATE INCOME TAXES. Other than the premium expense charge, no charges are currently made against the Separate Account and/or Fixed Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Fixed Account to pay such taxes.

INCREASE OF SPECIFIED AMOUNT CHARGE. We may assess a $100 charge for each increase in Specified Amount after the first in a Policy Year. This charge compensates the Company for administrative expenses associated with underwriting the increase in Specified Amount.

We currently intend to waive certain fees as stated above. We, however, reserve the right to reinstate the fees and charges in the future.

FUND EXPENSES. Expenses of the Funds, including fees and charges, are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus.


Please note that the Funds and their investment adviser are affiliated with the Company. In addition, as discussed under "The Separate Account and the Funds" above, the Funds pay the Company for providing certain administrative services.


DISTRIBUTION OF THE POLICIES

We have entered into a distribution agreement with our affiliate, CUNA Brokerage Services, Inc. ("CUNA Brokerage"), for the distribution and sale of the Policies. CUNA Brokerage, located at 2000 Heritage Way, Waverly, Iowa 50677, sells the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers ("selling firms") that may sell the Policies through their sales representatives.

COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE AND ITS SALES PERSONNEL

We pay commissions to CUNA Brokerage for the sale of the Policies by its sales representatives as well as selling firms. The maximum gross dealer concession payable for sales by CUNA Brokerage's sales representatives are: 100% of Premiums up to the target Premium and 6% of Premiums above that amount paid in the first Policy Year; 3.3% of Premium in Policy Years 2 through 10; and 1.25% of Premium paid thereafter. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Sales representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CUNA Brokerage for services.

We also pay for CUNA Brokerage's operating and other expenses, including the following sales expenses: (1) sales representative training allowances, (2) compensation and bonuses for CUNA Brokerage's management team, (3) advertising expenses, and (4) all other expenses of distributing the Policies. CUNA Brokerage pays its sales representatives a portion of the commissions received for their sales of Policies. Sales representatives and their managers may also be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with CUNA Brokerage. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. In addition, CUNA Brokerage's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help sales representatives and/or their managers qualify for such benefits. CUNA Brokerage's sales representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

COMPENSATION ARRANGEMENTS FOR SELLING FIRMS AND THEIR SALES PERSONNEL

The maximum gross dealer concession payable for sales by selling firm's sales representatives are: 100% of Premiums up to the target Premium and 6% of Premiums above that amount paid in the first Policy Year; 3.3% of Premium in Policy Years 2 through 10; and 1.25% of Premium paid thereafter. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Sales representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.

We and/or CUNA Brokerage may pay certain selling firms additional amounts for:
(1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their sales representatives, and (3) other expenses incurred by them. We and/or CUNA Brokerage may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. During the last fiscal year, in conjunction with CUNA Brokerage, the Company paid one selling firm $10,000 in addition to sales commissions.

A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

SOURCE OF COMPENSATION

Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

OTHER POLICY BENEFITS AND PROVISIONS

OWNER, BENEFICIARY

You are the person who purchases the Policy and is named in the application. You may not be the Insured.

You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Assignees and Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

RIGHT TO CONVERT

You may convert this Policy to a fixed policy during the first 24 months after the Policy Issue Date. It may be converted to a fixed policy by transferring, without charge, the value in the Subaccounts to the Fixed Account unless state law requires or allows otherwise. If you do so, future payments will be allocated to the Fixed Account, unless you specify otherwise. The conversion will become effective when we receive your Written Request.

TRANSFER OF OWNERSHIP

You may transfer ownership of the Policy. A transfer of ownership may have tax consequences. The written consent of all assignees and Irrevocable Beneficiaries must be obtained before the transfer. The request to transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before receiving the Written Request for transfer.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

We reserve the right, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also reserve the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

VOTING RIGHTS


We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that it is allowed to vote the shares in our own right, it may elect to do so.


You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Policy Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from owners in favor of changes initiated by owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

RIDERS AND ENDORSEMENTS

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We reserve the right to stop offering the riders mentioned below and to offer additional riders.

Children's Insurance. The rider provides level term insurance to Children of the Insured up to the earlier of age 23 of the child or age 65 for the Insured. The Death Benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies before termination of this rider, the coverage on each child becomes paid-up term insurance to age 23. This rider may be converted to a new Policy without evidence of insurability on each Insured child's 23rd birthday or at age 65 of the person insured under the Policy to which the rider is attached, if sooner.

Guaranteed Insurability. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard or preferred risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. This rider provides for the payment of an additional Death Benefit on the life of the Insured should death occur due to accidental bodily injury occurring before age 70. The Premium for the Accidental Death Benefit is payable to age 70.

Other Insured. This rider provides additional level term insurance. The "other Insured" could be the Insured (except in states where it is not allowed by law) or could be another person within the immediate family of the Insured. The Death Benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the Death Benefit.

Disability Waiver of Monthly Deductions. This rider provides that, during the Insured's total disability, we will waive Monthly Deductions for administrative and life insurance costs or Basic Guarantee Premium, if greater. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Executive Benefits Plan Endorsement. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the Surrender Charges on the Policy to which it is attached subject to the following conditions:

      1. The Policy is surrendered and the proceeds are used to fund a new Policy provided through CUNA Mutual Life Insurance Company or an affiliate.

      2.    The Policy is owned by a business or trust.

      3.    The new Policy is owned by the same entity.

      4. The Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended).

      5. The Insured under the new contract is also a selected manager or highly compensated employee.

      6. We receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we reserve the right to charge a fee to offset expenses incurred where allowed by state law. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of Premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.



In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account through the Eligible Funds, will satisfy these diversification requirements.


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Policy Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than Death Benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.


A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have Attained Age 59-1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary or designated Beneficiary.


If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than Death Benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Policy loans after the 10th Policy Anniversary is less clear and a tax advisor should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate Premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's Death Benefit Option or face amount, the conversion or exchange of a Policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding foreign taxation with respect to a life insurance policy purchase.


Accelerated Death Benefit Option. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See "Accelerated Death Benefit" for more information regarding the Endorsement.)

Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy In Force beyond the Insured's 100th year.

SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount At Risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the Death Benefit over the Policy Value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES



The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.



Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.



Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.



Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.



During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.


BUSINESS USES OF THE POLICY

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

THE COMPANY'S TAXES

Under current federal income tax law, we are not taxed on the Separate Account's operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium expense charges). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

FINANCIAL STATEMENTS


The Company's financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information ("SAI"). The Company's financial statements should be distinguished from the Separate Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Home Office.

GLOSSARY

ACCUMULATION UNIT

A unit of measurement used to calculate Subaccount Value.

ATTAINED AGE

The Insured's age on the most recent Policy Anniversary.

BASIC GUARANTEE

Our guarantee that the Policy will not Lapse prior to the later of (1) the tenth Policy Anniversary, or (2) the Insured's Attained Age 65.

BASIC GUARANTEE PREMIUM

The amount of Premium each Policy Year necessary to keep the Basic Guarantee in effect.

BENEFICIARY

The person(s) you select to receive the Death Benefit Proceeds under this Policy. You may designate primary, contingent and irrevocable Beneficiaries.

CASH VALUE

The Policy Value minus any applicable surrender charge.

COMPANY (WE, US, OUR)

CUNA Mutual Life Insurance Company.

CONTINGENT BENEFICIARY

The person(s) you select to receive the Death Benefit Proceeds upon the death of the Insured if the primary Beneficiary is not living.

DEATH BENEFIT

The amount we pay to the Beneficiary under a Death Benefit Option before adjustments if the Insured dies while the Policy is In Force before the Maturity Date.

DEATH BENEFIT OPTION

One of two options that you may select for computation of the Death Benefit.

DEATH BENEFIT PROCEEDS


The amount we pay to the Beneficiary when we receive proof of the Insured's death. It equals the Death Benefit on the date of the Insured's death with the following adjustments: (1) plus any Premium received after the date of death,
(2) less the amount of any partial withdrawals made after the date of death, (3) less unpaid Monthly Deduction if death occurred during the Grace Period, and (4) less any Loan Amount.


EXTENDED GUARANTEE

Our guarantee that the Policy will not Lapse prior to the Insured's Attained Age 95.

EXTENDED GUARANTEE PREMIUM

The amount of Premium each Policy Year necessary to keep the Extended Guarantee in effect.

FIXED ACCOUNT

Part of the Company's General Account to which Net Premium may be allocated or Policy Value transferred.

FIXED ACCOUNT VALUE

Policy Value in the Fixed Account.

FUND

Each investment portfolio of Ultra Series Fund or any other open-end management investment company or unit investment trust in which a Subaccount invests.

GENERAL ACCOUNT

The assets of the Company other than those allocated to the Separate Account or another separate account of the Company.

GRACE PERIOD

The 61-day period during which you may pay Premiums to cover overdue (and other specified) Monthly Deductions and thereby prevent the Policy from Lapsing.

HOME OFFICE

The Company's office at 2000 Heritage Way, Waverly, Iowa 50677-9202.

IN FORCE

Status of the Policy after the Policy Issue Date and prior to its termination by Lapse, Surrender or Maturity.

INITIAL REQUIRED PREMIUM

The amount required on or prior to the Policy Issue Date. The Initial Required Premium is shown on the data page of your policy.

INSURED

The person whose life is insured by this Policy.

IRREVOCABLE BENEFICIARY

A Beneficiary who has certain rights that you can change only with his or her consent.

LAPSE

Termination of the Policy at the expiration of the Grace Period while the Insured is still living before the Maturity Date.

LOAN ACCOUNT

A portion of the Company's General Account to which Variable Account Value or Fixed Account Value is transferred to provide collateral for any loan taken under the Policy.

LOAN ACCOUNT VALUE

Policy Value in the Loan Account.

LOAN AMOUNT

At any time other than a Policy Anniversary, the Loan Account Value plus any interest charges accrued on the Loan Account Value up to that time. On a Policy Anniversary, the Loan Amount equals the Loan Account.

MATURITY DATE

The Policy Anniversary when the Insured reaches Attained Age 95 (unless extended). This Policy terminates and life insurance coverage ends on the Maturity Date.

MONTHLY DEDUCTION

The amount we deduct from the Policy Value each month. It includes the cost of insurance charge, the monthly administration charge, the monthly policy fee, and the cost of any riders.

MONTHLY PROCESSING DAY

The day each month as of which we determine the Monthly Deduction and deduct it from Policy Value. It is the same date each month as the Policy Issue Date. If the Monthly Processing Day is not a Valuation Day, then it is the next Valuation Day.

NET AMOUNT AT RISK

As of any Monthly Processing Day, the Death Benefit (discounted for the upcoming month) less the Policy Value (after deduction of the Monthly Deduction).

NET PREMIUM

Any Premium less the Premium expense charge.

OWNER (YOU, YOUR)

The person entitled to exercise all rights as Owner of the Policy.

PLANNED PREMIUM

The Premium payment selected by the Owner as a level amount that he or she plans to pay on a monthly, quarterly, semi-annual or annual basis over the life of the Policy.

POLICY ANNIVERSARY

The same date in each Policy Year as the Policy Issue Date.

POLICY ISSUE DATE

The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy anniversaries from the Policy Issue Date.

POLICY VALUE

The sum of the Variable Account Value, the Fixed Account Value and the Loan Account Value.

POLICY YEAR

A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

PREMIUM

Any payment you make under the Policy other than a loan repayment.

RIGHT -TO -EXAMINE PERIOD

The period when you may return the Policy and receive a refund. The length of the period varies by state. Your Policy's cover page shows the Right -to -Examine Period.

SEPARATE ACCOUNT

CUNA Mutual Life Variable Account. It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding portfolio of a designated mutual fund.

SPECIFIED AMOUNT

The dollar amount selected by the Owner and shown on the Policy data page that is used to determine the Death Benefit.

SUBACCOUNT

A subdivision of the Separate Account, the assets of which are invested in a corresponding Fund.

SUBACCOUNT VALUE

The Policy Value in a Subaccount.

SURRENDER VALUE

The Cash Value less any Loan Amount.

VALUATION DAY

For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

VALUATION PERIOD

The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

VARIABLE ACCOUNT VALUE

The sum of all Subaccount Values.

WRITTEN REQUEST

A written notice or request in a form satisfactory to the Company and received at the Home Office and bearing the manually executed signature of the Owner. A Written Request includes a telephone or fax request made pursuant to the terms of a manually executed telephone or fax authorization on file at the Home Office.

YOU (YOUR)

The Owner.

                       STATEMENT OF ADDITIONAL INFORMATION



                                TABLE OF CONTENTS



POLICY INFORMATION


      The Policy
      Our Right to Contest the Policy
      Misstatement of Age or Sex
      Suicide Exclusion
      Collateral Assignments
      Dividends
      Additional Information on Underwriting and Charges
      Additional Information on Benefits and Settlement Options


ILLUSTRATIONS



OTHER INFORMATION


      Registration Statement
      Distribution of the Policies
      Records
      State Regulation
      Experts
      Information about the Company
      The Fixed Account
      Additional Information about the Separate Account and the Funds


FINANCIAL STATEMENTS


Appendix A - First Year Surrender Charges per 1,000 of Specified Amount Appendix B - Death Benefit Percentage Factor

To learn more about the Policy, you should read the Statement of Additional Information ("SAI") dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, net cash Surrender Values, and Policy Values, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at our Home Office, 2000 Heritage Way, Waverly, Iowa 50677-9202.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-03915

                       MEMBERS VARIABLE UNIVERSAL LIFE II

                       CUNA MUTUAL LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                2000 HERITAGE WAY
                            WAVERLY, IOWA 50677-9202
                                 (800) 798-5500

                       STATEMENT OF ADDITIONAL INFORMATION
                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding the MEMBERS Variable Universal Life II flexible premium variable life insurance policy (the "Policy") issued by CUNA Mutual Life Insurance Company through CUNA Mutual Life Separate Account (the "Separate Account"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 2, 2005 and the prospectus for the Ultra Series Fund(SM). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.



The date of this Statement of Additional Information is May 2, 2005.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


Policy Information..............................................................      1

   The Policy...................................................................      1
   Our Right to Contest the Policy..............................................      1
   Misstatement of Age or Sex...................................................      1
   Suicide Exclusion............................................................      1
   Collateral Assignments.......................................................      1
   Dividends....................................................................      2
   Additional Information on Underwriting and Charges...........................      2
   Additional Information on Benefits and Settlement Options....................      2

Illustrations...................................................................      3

Other Information...............................................................      3

   Registration Statement.......................................................      3
   Distribution of the Policies.................................................      3
   Records......................................................................      4
   State Regulation.............................................................      5
   Experts......................................................................      5
   Information about the Company................................................      5
   The Fixed Account............................................................      5
   Additional Information about the Separate Account and the Funds..............      5

Financial Statements............................................................      7

Appendix A - First Year Surrender Charges per 1,000 of Specified Amount.........    A-1
Appendix B - Death Benefit Percentage Factor....................................    B-2


POLICY INFORMATION

                                   THE POLICY

The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

                         OUR RIGHT TO CONTEST THE POLICY

We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

                           MISSTATEMENT OF AGE OR SEX

For a Policy based on male or female cost of insurance rates (see data page for basis), if the Insured's age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

      a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the Insured's correct age and gender.

      b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age and gender beginning on the next Monthly Processing Day.

For a Policy based on blended cost of insurance rates (see data page for basis), a misstatement of gender will not result in an adjustment. However, if the Insured's age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

      a) If the misstatement is discovered at death, the Death Benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Processing Day would have been at the Insured's correct age.

      b) If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured's correct age beginning on the next Monthly Processing Day.

                                SUICIDE EXCLUSION


If the Insured commits suicide, while sane or insane, within two years of the Policy Issue Date or date of reinstatement, our liability is limited to an amount equal to the Policy Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.


If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

                             COLLATERAL ASSIGNMENTS

You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.

                                    DIVIDENDS

While the Policy is In Force, it will share in our divisible surplus. We determine the Policy's share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

      a)    Paid into the Subaccounts and the Fixed Account as Net Premiums; or

      b)    Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Fixed Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.70% of the Policy Value at the end of the Policy year. For each Policy year 21 and after we project annual dividends equal to 1.10% of the Policy Value at the end of the Policy Year. These dividends are not guaranteed.

               ADDITIONAL INFORMATION ON UNDERWRITING AND CHARGES

We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

      [ ] The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

      [ ] Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

      [ ] Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

      [ ] Premium classes with sub-standard and flat extra charges may be available for those Insured's who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally the company will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges




            ADDITIONAL INFORMATION ON BENEFITS AND SETTLEMENT OPTIONS

Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:


      1) Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than an effective annual rate of 4%. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, or the total amount deposited is less than $2,500, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.


      2) Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period not less than 5 or more than 30 years. If the original payee dies before payments have been made for the chosen number of years; a.) payments will be continued for the remainder of the period to the successor payee; or b.) the present value of the remaining payments, computed at the interest rate used to create the Option 2 rates, will be paid to the successor payee or to the last surviving payee's estate, if there is no successor payee. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.)


      3) Life Income - Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 0, 10, or 20 years may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee or the successor payee may receive the present value of the remaining payments computed at the interest rate for this option. Dividends, if any, will be payable as determined by us.



      4) Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. Dividends, if any, will be payable as determined by us.


Not all Settlement Options are available. See your Policy for details on which options are available to you.


The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25. The minimum amount that can be applied under settlement option is $25,000.


Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Policy Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy's monthly charges, the Funds' expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured's issue age and premium class, the Death Benefit option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy Year.

OTHER INFORMATION

                             REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

                          DISTRIBUTION OF THE POLICIES

INFORMATION ABOUT THE DISTRIBUTOR. CUNA Brokerage Services, Inc. ("CUNA Brokerage") is responsible for distributing the Policies pursuant to a distribution agreement with us. CUNA Brokerage serves as principal underwriter for the Policies. CUNA Brokerage, a Wisconsin corporation organized in 1983 and an indirect, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by CUNA Mutual, is located at 2000 Heritage Way, Waverly, Iowa 50677. CUNA Brokerage is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the "1934 Act"), as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

CONTINUOUS OFFERING. We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

DESCRIPTION OF SELLING NETWORK. CUNA Brokerage offers the Policies through its sales representatives. CUNA Brokerage also may enter into selling agreements with other broker-dealers and compensate these broker-dealers for their services up to the amounts disclosed in the prospectus. All sales representatives who sell the Policy are licensed as insurance agents and appointed by CUNA.

COMPENSATION RECEIVED. CUNA Brokerage received sales compensation with respect to the Policies in the following amounts during the periods indicated:

                      Aggregate Amount of            Aggregate Amount of Commissions Retained by
                   Commissions Paid to CUNA       CUNA Brokerage After Payments to its Registered
Fiscal year                Brokerage*                   Persons and Other Broker-Dealers
-----------        ------------------------       -----------------------------------------------

                           $3,362,472                                   None
    2002

                           $2,910,168                                   None
    2003

    2004                   $2,543,353                                   None




* Includes sales compensation paid to registered persons of CUNA Brokerage.

CUNA Brokerage passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with CUNA Brokerage, the Company pays the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We may also pay for CUNA Brokerage' operating and other expenses.

COMPENSATION ARRANGEMENTS FOR CUNA BROKERAGE SALES PERSONNEL. Because sales representatives of CUNA Brokerage are also insurance agents of the Company, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, CUNA Brokerage sales representatives who meet certain our productivity, persistency and length of service standards may be eligible for additional compensation.

ADDITIONAL COMPENSATION PAID TO SELLING FIRMS. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their sales representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. During the last fiscal year, in conjunction with CUNA Brokerage, the Company paid one selling firm the amount shown below in addition to sales commissions.


Name of Selling Firm and Principal Business Address       Aggregate Amount Paid    Purpose(s) for Which Payments Were Made
---------------------------------------------------       ---------------------    ---------------------------------------
XCU Capital Corporation                                            $12,500           Attendance at Annual Sales Meeting
5962 LaPlace, Suite 210
Carlsbad, CA  92008


DISTRIBUTOR'S RECEIPT OF 12b-1 FEES. Though no longer an investment option under the Policies, the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares has adopted a distribution plan in connection with its class of shares sold to the Separate Account to support its Policies and pays CUNA Brokerage for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with CUNA Brokerage. These distribution plans have been adopted pursuant to Rule 12b-1 under the 1940 Act, that permits mutual funds to pay fees out of their assets to broker-dealers that sell fund shares. The distribution plan's fees are in consideration of distribution services and expenses incurred in the performance of CUNA Brokerage' obligations under an agreement with the distributor of the Franklin Templeton Developing Markets Securities Fund - Class 2 Shares. Under the distribution plan, 0.25% is paid to CUNA Brokerage for its distribution-related services and expenses under this agreement. The Adviser for the Franklin Templeton Developing Markets Securities Fund may, from time to time use its own resources as may be permitted by regulations, to make payments for distribution services to CUNA Brokerage, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

SOURCE OF REVENUE FOR SALES COMPENSATION. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

                                     RECORDS

We will maintain all records relating to the Separate Account and the Fixed Account at our Home Office.

                                STATE REGULATION

We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                     EXPERTS


The financial statements of the subaccounts comprising the CUNA Mutual Life Variable Annuity Account as of December 31, 2004 and for the year then ended and the financial statements of the Company as of December 31, 2004 and for the year then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accountants and independent auditors, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago IL, 60601.



The (i) statement of changes in net assets of the Variable Account as of December 31, 2003 and the financial highlights for the years ended December 31, 2003, 2002, 2001 and 2000, and (ii) the consolidated balance sheet of the Company as of December 31, 2003 and the consolidated statements of income, comprehensive income, changes in policyholders' surplus and cash flows for each of the two years in the period then ended, included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent registered public accounting firm, and upon the authority of such firm as experts in accounting and auditing.





                          INFORMATION ABOUT THE COMPANY

The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, we changed our name to "Century Life of America." On January 1, 1997, we changed our name to "CUNA Mutual Life Insurance Company."

The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of our directors are also directors of CUNA Mutual and many of our senior executive officers hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective owners retain their voting rights.

CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation also owns CUNA Brokerage Services, Inc. The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series Fund).

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.

                                THE FIXED ACCOUNT

The Fixed Account is not registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account.

         ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE FUNDS

The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Policy Value to the Subaccount investing in that Fund.

Shares of the Funds, other than Ultra Series Fund, may be sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus and Statement of Additional Information.

Currently, Ultra Series Fund sells shares in "mixed funding" arrangements and directly to qualified pension and retirement plans sponsored by CUNA Mutual Group.

APPENDIX A - FIRST YEAR SURRENDER CHARGES PER 1,000 OF SPECIFIED AMOUNT

ISSUE AGE   MALE COMPOSITE   FEMALE COMPOSITE
---------   --------------   ----------------
   0             0.95               0.87
   1             1.07               0.99
   2             1.19               1.11
   3             1.30               1.22
   4             1.42               1.34
   5             1.54               1.46
   6             1.70               1.59
   7             1.88               1.72
   8             2.06               1.85
   9             2.24               1.98
   10            2.39               2.11
   11            2.51               2.23
   12            2.62               2.35
   13            2.71               2.46
   14            2.80               2.57
   15            2.88               2.67

                      MALE                   FEMALE
                      ----                   ------
ISSUE AGE   NON TOBACCO   TOBACCO   NON TOBACCO   TOBACCO
---------   -----------   -------   -----------   -------
   16           2.94        2.94        2.74        2.74
   17           2.99        2.99        2.80        2.80
   18           3.03        3.03        2.85        2.85
   19           3.10        3.10        2.92        2.92
   20           3.21        3.24        3.03        3.05
   21           3.37        3.49        3.18        3.28
   22           3.56        3.74        3.37        3.51
   23           3.78        4.00        3.57        3.75
   24           4.03        4.25        3.79        3.98
   25           4.29        4.50        4.02        4.21
   26           4.57        4.79        4.26        4.51
   27           4.88        5.11        4.51        4.85
   28           5.21        5.45        4.77        5.22
   29           5.55        5.82        5.05        5.59
   30           5.89        6.18        5.33        5.95
   31           6.23        6.54        5.63        6.31
   32           6.59        6.91        5.93        6.68
   33           6.95        7.30        6.25        7.04
   34           7.32        7.70        6.57        7.42
   35           7.71        8.13        6.90        7.79

Note: Preferred and Standard Policies use the same Surrender Charge.

                      MALE                   FEMALE
                      ----                   ------
ISSUE AGE   NON TOBACCO   TOBACCO   NON TOBACCO   TOBACCO
---------   -----------   -------   -----------   -------
   36          8.11        8.58        7.22        8.17
   37          8.53        9.05        7.55        8.55
   38          8.95        9.54        7.88        8.94
   39          9.40        10.07       8.22        9.32
   40          9.87        10.62       8.58        9.70
   41          10.36       11.21       8.96        10.06
   42          10.86       11.82       9.35        10.41
   43          11.39       12.46       9.76        10.76
   44          11.94       13.14       10.18       11.12
   45          12.53       13.86       10.64       11.52
   46          13.14       14.61       11.10       11.92
   47          13.76       15.39       11.56       12.30
   48          14.41       16.21       12.06       12.73
   49          15.12       17.08       12.62       13.25
   50          15.91       18.00       13.28       13.91
   51          16.79       19.00       14.07       14.77
   52          17.74       20.07       14.98       15.79
   53          18.74       21.18       15.94       16.89
   54          19.78       22.31       16.92       18.00
   55          20.83       23.43       17.86       19.04
   56          21.85       24.48       18.70       19.96
   57          22.84       25.47       19.49       20.80
   58          23.88       26.50       20.30       21.65
   59          25.04       27.68       21.20       22.59
   60          26.39       29.11       22.30       23.71
   61          27.01       29.87       23.08       24.53
   62          27.42       30.48       23.84       25.32
   63          27.73       31.00       24.55       26.06
   64          28.04       31.50       25.20       26.71
   65          28.45       32.05       25.75       27.25
   66          28.96       32.58       26.18       27.60
   67          29.50       33.05       26.49       27.78
   68          30.07       33.55       26.74       27.91
   69          30.70       34.19       27.00       28.07
   70          31.39       35.07       27.31       28.39
   71          32.25       36.52       27.72       29.01
   72          33.12       37.97       28.12       29.64
   73          33.98       39.41       28.53       30.26
   74          34.85       40.86       28.93       30.89
   75          35.71       42.31       29.34       31.51

Note: Preferred and Standard Policies use the same Surrender Charge.

APPENDIX B - DEATH BENEFIT PERCENTAGE FACTOR

The Death Benefit Percentage Factor required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

Attained Age   Death Benefit Percentage Factor
------------   -------------------------------
    0-40                    2.50
    41                      2.43
    42                      2.36
    43                      2.29
    44                      2.22
    45                      2.15
    46                      2.09
    47                      2.03
    48                      1.97
    49                      1.91
    50                      1.85
    51                      1.78
    52                      1.71
    53                      1.64
    54                      1.57
    55                      1.50
    56                      1.46
    57                      1.42
    58                      1.38
    59                      1.34
    60                      1.30
    61                      1.28
    62                      1.26
    63                      1.24
    64                      1.22
    65                      1.20
    66                      1.19
    67                      1.18
    68                      1.17
    69                      1.16
    70                      1.15
    71                      1.13
    72                      1.11
    73                      1.09
    74                      1.07
    75-90                   1.05
    91                      1.04
    92                      1.03
    93                      1.02
    94                      1.01
    95                      1.00

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
          STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 MONEY                      STRATEGIC         HIGH      OPPENHEIMER
                                                                 MARKET        BOND           INCOME         INCOME     HIGH INCOME
                                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
   Money Market Fund, 5,382,277 shares at net asset value
   of $1.00 per share (cost $5,382,277) ....................   $ 5,382,277   $        --   $        --   $        --   $        --

INVESTMENTS IN ULTRA SERIES FUND:
   Bond Fund, 1,100,621 shares at net asset value of
   $10.34 per share (cost $11,496,190) .....................            --    11,379,957            --            --            --

INVESTMENTS IN MFS(R) VARIABLE INSURANCE TRUST(SM):
   Strategic Income Series, 58,062 shares at net asset value
   of $11.25 per share (cost $590,872) .....................            --            --       653,195            --            --

INVESTMENTS IN ULTRA SERIES FUND:
   High Income Fund, 95,968 shares at net asset value of
   $10.40 per share (cost $988,434) ........................            --            --            --       997,945            --

INVESTMENTS IN OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   High Income Fund/VA, 76,250 shares at net asset value
   of $8.80 per share (cost $623,163) ......................            --            --            --            --       670,999
                                                               -----------   -----------   -----------   -----------   -----------
      Total assets .........................................     5,382,277    11,379,957       653,195       997,945       670,999
                                                               -----------   -----------   -----------   -----------   -----------
LIABILITIES:

Accrued adverse mortality and expense charges ..............         4,104         8,727           499           724           512
                                                               -----------   -----------   -----------   -----------   -----------
   Total liabilities .......................................         4,104         8,727           499           724           512
                                                               -----------   -----------   -----------   -----------   -----------
                                                               $ 5,378,173   $11,371,230   $   652,696   $   997,221   $   670,487
                                                               ===========   ===========   ===========   ===========   ===========
NET ASSETS:
   Net assets: Type 1 ......................................   $ 2,274,869   $ 6,115,850   $   639,696   $        --   $        --
                                                               -----------   -----------   -----------   -----------   -----------
   Outstanding units: Type 1 ...............................       104,841       170,125        39,725            --            --
                                                               ===========   ===========   ===========   ===========   ===========
   Unit value: Type 1 ......................................   $     21.69   $     35.95   $     16.10   $        --   $        --
                                                               ===========   ===========   ===========   ===========   ===========
   Net assets: Type 2 ......................................   $ 3,103,304   $ 5,255,380   $    13,000   $   997,221   $   670,487
                                                               -----------   -----------   -----------   -----------   -----------
   Outstanding units: Type 2 ...............................       286,019       405,821           960        84,911        54,063
                                                               ===========   ===========   ===========   ===========   ===========
   Unit value: Type 2 ......................................   $     10.85   $     12.95   $     13.54   $     11.74   $     12.40
                                                               ===========   ===========   ===========   ===========   ===========
      Total net assets .....................................   $ 5,378,173   $11,371,230   $   652,696   $   997,221   $   670,487
                                                               ===========   ===========   ===========   ===========   ===========



                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
    STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                            GROWTH AND     CAPITAL                     MULTI-CAP
                                                                              INCOME     APPRECIATION    MID-CAP        GROWTH
                                                                BALANCED       STOCK        STOCK         STOCK         STOCK
                                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
   Balanced Fund, 4,017,985 shares at net asset value of
   $19.11 per share (cost $65,235,977) ....................   $76,771,516   $        --   $        --   $        --   $        --

INVESTMENTS IN ULTRA SERIES FUND:
   Growth and Income Stock Fund, 3,180,685 shares at net
   asset value of $30.47 per share (cost $74,873,811) .....            --    96,920,273            --            --            --

INVESTMENTS IN ULTRA SERIES FUND:
   Capital Appreciation Stock Fund, 2,309,971 shares at net
   asset value of $19.68 per share (cost $42,660,513) .....            --            --    45,465,066            --            --

INVESTMENTS IN ULTRA SERIES FUND:
   Mid-Cap Stock Fund, 403,891 shares at net asset value
   of $16.58 per share (cost $5,500,993) ..................            --            --            --     6,697,862            --

INVESTMENTS IN ULTRA SERIES FUND:
   Multi-Cap Growth Stock Fund, 2,128,293 shares at net
   asset value of $6.80 per share (cost $11,189,266) ......            --            --            --            --    14,481,574
                                                              -----------   -----------   -----------   -----------   -----------
      Total assets ........................................    76,771,516    96,920,273    45,465,066     6,697,862    14,481,574
                                                              -----------   -----------   -----------   -----------   -----------
LIABILITIES:

Accrued adverse mortality and expense charges .............        58,108        73,225        34,463         5,007        10,947
                                                              -----------   -----------   -----------   -----------   -----------

   Total liabilities ......................................        58,108        73,225        34,463         5,007        10,947
                                                              -----------   -----------   -----------   -----------   -----------
                                                              $76,713,408   $96,847,048   $45,430,603   $ 6,692,855   $14,470,627
                                                              ===========   ===========   ===========   ===========   ===========
NET ASSETS:

   Net assets: Type 1 .....................................   $67,268,034   $84,452,758   $36,685,946   $        --   $10,563,771
                                                              -----------   -----------   -----------   -----------   -----------
   Outstanding units: Type 1 ..............................     1,259,227     1,077,378     1,326,336            --       746,450
                                                              ===========   ===========   ===========   ===========   ===========

   Unit value: Type 1 .....................................   $     53.42   $     78.39   $     27.66   $        --   $     14.15
                                                              ===========   ===========   ===========   ===========   ===========
   Net assets: Type 2 .....................................   $ 9,445,374   $12,394,290   $ 8,744,657   $ 6,692,855   $ 3,906,856
                                                              -----------   -----------   -----------   -----------   -----------
   Outstanding units: Type 2 ..............................       864,203     1,285,715       964,128       389,629       276,103
                                                              ===========   ===========   ===========   ===========   ===========
   Unit value: Type 2 .....................................   $     10.93   $      9.64   $      9.07   $     17.18   $     14.15
                                                              ===========   ===========   ===========   ===========   ===========
      Total net assets ....................................   $76,713,408   $96,847,048   $45,430,603   $ 6,692,855   $14,470,627
                                                              ===========   ===========   ===========   ===========   ===========



                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
    STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2004 (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        T. ROWE
                                                                        GLOBAL      INTERNATIONAL    INTERNATIONAL       DEVELOPING
                                                                      SECURITIES        STOCK            STOCK            MARKETS
                                                                      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:

INVESTMENTS IN ULTRA SERIES FUND:
   Global Securities Fund, 24,866 shares at net asset value of
   $11.49 per share (cost $237,116) ..........................       $  285,759       $       --       $       --       $       --

INVESTMENTS IN ULTRA SERIES FUND:
   International Stock Fund, 97,863 shares at net asset
   value of $11.36 per share (cost $884,784) .................               --        1,111,335               --               --

INVESTMENTS IN T. ROWE PRICE INTERNATIONAL SERIES, INC.:
   International Stock Portfolio, 616,716 shares at net asset
   value of $13.44 per share (cost $8,315,177) ...............               --               --        8,288,658               --

INVESTMENTS IN FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST:
   Developing Markets Securities, 13,528 shares at net asset
   value of $8.67 per share (cost $69,959) ...................               --               --               --          117,289
                                                                     ----------       ----------       ----------       ----------
      Total assets ...........................................          285,759        1,111,335        8,288,658          117,289
                                                                     ----------       ----------       ----------       ----------
LIABILITIES:

Accrued adverse mortality and expense charges ................              209              826            6,196               88
                                                                     ----------       ----------       ----------       ----------
   Total liabilities .........................................              209              826            6,196               88
                                                                     ----------       ----------       ----------       ----------
                                                                     $  285,550       $1,110,509       $8,282,462       $  117,201
                                                                     ==========       ==========       ==========       ==========
NET ASSETS:

   Net assets: Type 1 ........................................       $       --       $       --       $7,592,830       $       --
                                                                     ----------       ----------       ----------       ----------
   Outstanding units: Type 1 .................................               --               --          547,365               --
                                                                     ==========       ==========       ==========       ==========
   Unit value: Type 1 ........................................       $       --       $       --       $    13.87       $       --
                                                                     ==========       ==========       ==========       ==========
   Net assets: Type 2 ........................................       $  285,550       $1,110,509       $  689,632       $  117,201
                                                                     ----------       ----------       ----------       ----------
   Outstanding units: Type 2 .................................           17,338           71,192           82,099            9,779
                                                                     ==========       ==========       ==========       ==========
   Unit value: Type 2 ........................................       $    16.47       $    15.60       $     8.40       $    11.98
                                                                     ==========       ==========       ==========       ==========
      Total net assets .......................................       $  285,550       $1,110,509       $8,282,462       $  117,201
                                                                     ==========       ==========       ==========       ==========


                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
         STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                              MONEY                        STRATEGIC        HIGH        OPPENHEIMER
                                                              MARKET          BOND          INCOME         INCOME       HIGH INCOME
                                                            SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ....................................     $  47,494      $ 467,799      $  33,001      $  59,484      $  42,463
   Mortality and expense charges (note 3) .............       (46,848)       (99,645)        (5,760)        (6,020)        (6,108)
                                                            ---------      ---------      ---------      ---------      ---------
   Net investment income (loss) .......................           646        368,154         27,241         53,464         36,355
                                                            ---------      ---------      ---------      ---------      ---------
REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares ........            --         15,956          2,648          4,005          7,598
   Realized gain distributions ........................            --             --             --             --             --
                                                            ---------      ---------      ---------      ---------      ---------
   Net realized gain (loss) on investments ............            --         15,956          2,648          4,005          7,598
                                                            ---------      ---------      ---------      ---------      ---------
NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
 ON INVESTMENTS .......................................            --       (115,486)        12,035          1,899          8,017
                                                            ---------      ---------      ---------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .     $     646      $ 268,624      $  41,924      $  59,368      $  51,970
                                                            =========      =========      =========      =========      =========





----------------------------------------------------------------------------------------------------------------------------------
                                                                           GROWTH AND       CAPITAL                     MULTI-CAP
                                                                             INCOME      APPRECIATION     MID-CAP         GROWTH
                                                            BALANCED         STOCK           STOCK         STOCK           STOCK
                                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ....................................   $ 1,732,433    $ 1,454,088    $   313,332    $    60,525    $     4,519
   Mortality and expense charges (note 3) .............      (678,315)      (816,322)      (384,550)       (50,932)      (116,799)
                                                          -----------    -----------    -----------    -----------    -----------
   Net investment income (loss) .......................     1,054,118        637,766        (71,218)         9,593       (112,280)
                                                          -----------    -----------    -----------    -----------    -----------
REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares ........       951,417      1,224,683         11,532         30,696        178,594
   Realized gain distributions ........................            --             --             --         97,048        429,744
                                                          -----------    -----------    -----------    -----------    -----------
   Net realized gain (loss) on investments ............       951,417      1,224,683         11,532        127,744        608,338
                                                          -----------    -----------    -----------    -----------    -----------
NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
 ON INVESTMENTS .......................................     3,332,863      8,119,959      3,416,843        693,246      1,079,623
                                                          -----------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .   $ 5,338,398    $ 9,982,408    $ 3,357,157    $   830,583    $ 1,575,681
                                                          ===========    ===========    ===========    ===========    ===========



                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
    STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2004 (CONTINUED)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      T. ROWE
                                                                  GLOBAL         INTERNATIONAL      INTERNATIONAL      DEVELOPING
                                                                SECURITIES           STOCK              STOCK            MARKETS
                                                                SUBACCOUNT         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
   Dividend income ....................................         $     577          $  13,272          $  85,560          $   2,241
   Mortality and expense charges (note 3) .............            (1,253)            (6,804)           (68,291)            (1,098)
                                                                ---------          ---------          ---------          ---------
   Net investment income (loss) .......................              (676)             6,468             17,269              1,143
                                                                ---------          ---------          ---------          ---------
REALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on sale of fund shares ........             1,172              6,558            (63,663)            12,496
   Realized gain distributions ........................                --                 --                 --                 --
                                                                ---------          ---------          ---------          ---------
   Net realized gain (loss) on investments ............             1,172              6,558            (63,663)            12,496
                                                                ---------          ---------          ---------          ---------

NET CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
 ON INVESTMENTS .......................................            37,054            152,181            988,115             10,646
                                                                ---------          ---------          ---------          ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS           $  37,550          $ 165,207          $ 941,721          $  24,285
                                                                =========          =========          =========          =========

                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     MONEY MARKET                               BOND
                                                                      SUBACCOUNT                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                          DECEMBER 31, 2004 DECEMBER 31, 2003  DECEMBER 31, 2004  DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..........................     $        646      $     (8,688)      $    368,154      $    400,288
  Net realized gain (loss) on investments ...............               --                --             15,956            48,079
  Net change in unrealized appreciation or (depreciation)
   on investments .......................................               --                --           (115,486)         (227,464)
                                                              ------------      ------------       ------------      ------------
     Net increase (decrease) in net assets from
      operations ........................................              646            (8,688)           268,624           220,903
                                                              ------------      ------------       ------------      ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ................        4,156,664         6,238,346          1,462,057         1,478,588
  Transfers between subaccounts (including fixed
   accounts), net .......................................       (2,997,781)       (6,558,401)          (242,768)          888,026
  Transfers for contract benefits and terminations ......         (856,334)       (1,169,140)        (1,079,479)       (1,269,502)
  Contract charges and fees .............................          (16,328)          (25,610)           (36,019)          (34,591)
                                                              ------------      ------------       ------------      ------------
     Net increase (decrease) in net assets from contract
      transactions ......................................          286,221        (1,514,805)           103,791         1,062,521
                                                              ------------      ------------       ------------      ------------
  Total increase (decrease) in net assets ...............          286,867        (1,523,493)           372,415         1,283,424

NET ASSETS:
  Beginning of period ...................................        5,091,306         6,614,799         10,998,815         9,715,391
                                                              ------------      ------------       ------------      ------------
  End of period .........................................     $  5,378,173      $  5,091,306       $ 11,371,230      $ 10,998,815
                                                              ============      ============       ============      ============


                                                             STRATEGIC INCOME                         HIGH INCOME
                                                                SUBACCOUNT                             SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
                                                      YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                   DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2004  DECEMBER 31, 2003*
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ...................         $  27,241          $  27,469          $  53,464          $  14,992
  Net realized gain (loss) on investments ........             2,648              2,788              4,005                481
  Net change in unrealized appreciation or
   (depreciation) on investments .................            12,035             27,103              1,899              7,611
                                                           ---------          ---------          ---------          ---------
   Net increase (decrease) in net assets from
    operations ...................................            41,924             57,360             59,368             23,084
                                                           ---------          ---------          ---------          ---------
CONTRACT TRANSACTIONS:
  Payments received from contract owners .........               552              3,249            416,575             63,587
  Transfers between subaccounts (including fixed
   accounts), net ................................            (1,072)                --            144,030            341,161
  Transfers for contract benefits and terminations           (32,588)           (50,849)           (33,363)           (12,444)
  Contract charges and fees ......................              (242)              (807)            (3,734)            (1,043)
                                                           ---------          ---------          ---------          ---------
   Net increase (decrease) in net assets from
    contract transactions ........................           (33,350)           (48,407)           523,508            391,261
                                                           ---------          ---------          ---------          ---------
  Total increase (decrease) in net assets ........             8,574              8,953            582,876            414,345

NET ASSETS:
  Beginning of period ............................           644,122            635,169            414,345                 --
                                                           ---------          ---------          ---------          ---------
  End of period ..................................         $ 652,696          $ 644,122          $ 997,221          $ 414,345
                                                           =========          =========          =========          =========

-------------------------------------------------------------------------------
* Represents activity for the period of May 1, 2003 through December 31, 2003.



                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                OPPENHEIMER HIGH INCOME                      BALANCED
                                                                       SUBACCOUNT                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2004  DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..........................     $     36,355       $     47,444       $  1,054,118       $  1,216,975
  Net realized gain (loss) on investments ...............            7,598             (5,659)           951,417            192,952
  Net change in unrealized appreciation or (depreciation)
   on investments .......................................            8,017            113,135          3,332,863          8,944,258
                                                              ------------       ------------       ------------       ------------
  Net increase (decrease) in net assets from operations .           51,970            154,920          5,338,398         10,354,185
                                                              ------------       ------------       ------------       ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ................               --             28,767          7,188,218          8,796,846
  Transfers between subaccounts (including fixed
   accounts), net .......................................         (129,478)               432             68,314           (691,131)
  Transfers for contract benefits and terminations ......          (30,522)           (39,261)       (11,324,129)        (9,231,452)
  Contract charges and fees .............................           (2,768)            (4,299)          (100,977)          (126,363)
                                                              ------------       ------------       ------------       ------------
     Net increase (decrease) in net assets from contract
      transactions .....................................          (162,768)           (14,361)        (4,168,574)        (1,252,100)
                                                              ------------       ------------       ------------       ------------
  Total increase (decrease) in net assets ..............          (110,798)           140,559          1,169,824          9,102,085

NET ASSETS:
  Beginning of period ..................................           781,285            640,726         75,543,584         66,441,499
                                                              ------------       ------------       ------------       ------------
  End of period .........................................     $    670,487       $    781,285       $ 76,713,408       $ 75,543,584
                                                              ============       ============       ============       ============




------------------------------------------------------------------------------------------------------------------------------------
                                                               GROWTH AND INCOME STOCK             CAPITAL APPRECIATION STOCK
                                                                      SUBACCOUNT                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2004  DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..........................     $    637,766       $    575,849       $    (71,218)      $   (144,468)
  Net realized gain (loss) on investments ...............        1,224,683            126,465             11,532           (556,786)
  Net change in unrealized appreciation or (depreciation)
   on investments .......................................        8,119,959         17,012,890          3,416,843          9,773,708
                                                              ------------       ------------       ------------       ------------
  Net increase (decrease) in net assets from operations .        9,982,408         17,715,204          3,357,157          9,072,454
                                                              ------------       ------------       ------------       ------------

CONTRACT TRANSACTIONS:
  Payments received from contract owners ................        9,389,658          9,443,777          5,402,493          5,245,404
  Transfers between subaccounts (including fixed
   accounts), net .......................................          286,818            375,850            351,494            683,812
  Transfers for contract benefits and terminations ......      (11,929,842)       (10,211,595)        (5,806,426)        (4,744,150)
  Contract charges and fees .............................         (183,961)          (174,683)          (142,882)          (145,660)
                                                              ------------       ------------       ------------       ------------
     Net increase (decrease) in net assets from
      contract transactions .............................       (2,437,327)          (566,651)          (195,321)         1,039,406
                                                              ------------       ------------       ------------       ------------
  Total increase (decrease) in net assets ...............        7,545,081         17,148,553          3,161,836         10,111,860

NET ASSETS:
  Beginning of period ...................................       89,301,967         72,153,414         42,268,767         32,156,907
                                                              ------------       ------------       ------------       ------------
  End of period .........................................     $ 96,847,048       $ 89,301,967       $ 45,430,603       $ 42,268,767
                                                              ============       ============       ============       ============


                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                    MID-CAP STOCK                    MULTI-CAP GROWTH STOCK
                                                                      SUBACCOUNT                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003  DECEMBER 31, 2004  DECEMBER 31, 2003*
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..........................     $      9,593       $    (14,468)      $   (112,280)      $    (60,495)
  Net realized gain (loss) on investments ...............          127,744            (16,406)           608,338             87,324
  Net change in unrealized appreciation or (depreciation)
   on investments .......................................          693,246          1,125,886          1,079,623          2,212,685
                                                              ------------       ------------       ------------       ------------
  Net increase (decrease) in net assets from operations .          830,583          1,095,012          1,575,681          2,239,514
                                                              ------------       ------------       ------------       ------------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ................        1,022,396            708,088          2,111,004          1,241,363
  Transfers between subaccounts (including fixed
 accounts), net .........................................          414,147            307,325            301,796          9,672,960
  Transfers for contract benefits and terminations ......         (483,439)          (344,492)        (1,644,157)          (933,543)
  Contract charges and fees .............................          (68,388)           (59,612)           (59,808)           (34,183)
                                                              ------------       ------------       ------------       ------------
     Net increase (decrease) in net assets from
      contract transactions..............................          884,716            611,309            708,835          9,946,597
                                                              ------------       ------------       ------------       ------------
  Total increase (decrease) in net assets ...............        1,715,299          1,706,321          2,284,516         12,186,111

NET ASSETS:
  Beginning of period ...................................        4,977,556          3,271,235         12,186,111                 --
                                                              ------------       ------------       ------------       ------------
  End of period .........................................     $  6,692,855       $  4,977,556       $ 14,470,627       $ 12,186,111
                                                              ============       ============       ============       ============


------------------------------------------------------------------------------------------------------------------------------------
                                                                EMERGING GROWTH                    GLOBAL SECURITIES
                                                                  SUBACCOUNT                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                                    DECEMBER 31, 2003**  DECEMBER 31, 2004    DECEMBER 31, 2003*
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..................................         $   (23,375)         $      (676)         $       159
  Net realized gain (loss) on investments .......................          (6,318,250)               1,172                  325
  Net change in unrealized appreciation or (depreciation)
   on investments ...............................................           6,939,712               37,054               11,589
                                                                          -----------          -----------          -----------
     Net increase (decrease) in net assets from operations ......             598,087               37,550               12,073
                                                                          -----------          -----------          -----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ........................             529,947              157,290               22,115
  Transfers between subaccounts (including fixed accounts), net .          (8,591,824)              57,408               23,056
  Transfers for contract benefits and terminations ..............            (425,854)             (17,224)              (3,379)
  Contract charges and fees .....................................             (18,662)              (2,738)                (601)
                                                                          -----------          -----------          -----------
 Net increase (decrease) in net assets from contract transactions          (8,506,393)             194,736               41,191
                                                                          -----------          -----------          -----------
  Total increase (decrease) in net assets .......................          (7,908,306)             232,286               53,264

NET ASSETS:
  Beginning of period ...........................................           7,908,306               53,264                   --
                                                                          -----------          -----------          -----------
  End of period .................................................         $        --          $   285,550          $    53,264
                                                                          ===========          ===========          ===========



------------------------------------------------------------------------------
* Represents activity for the period of May 1, 2003 through December 31, 2003. ** Represents activity through May 1, 2003 for Type 1 and May 2, 2003 for
   Type 2. See note 1.



                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                 INTERNATIONAL STOCK             T. ROWE INTERNATIONAL STOCK
                                                                     SUBACCOUNT                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31, 2004  DECEMBER 31, 2003* DECEMBER 31, 2004  DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ..........................      $     6,468        $       342        $    17,269        $    24,657
  Net realized gain (loss) on investments ...............            6,558              1,606            (63,663)          (256,159)
  Net change in unrealized appreciation or (depreciation)
   on investments .......................................          152,181             74,369            988,115          1,934,631
                                                               -----------        -----------        -----------        -----------
   Net increase (decrease) in net assets from operations           165,207             76,317            941,721          1,703,129
                                                               -----------        -----------        -----------        -----------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ................          378,690             59,483            796,333            916,688
  Transfers between subaccounts (including fixed
   accounts), net .......................................          182,253            319,620             47,030           (154,267)
  Transfers for contract benefits and terminations ......          (49,148)           (13,016)          (982,408)          (852,361)
  Contract charges and fees .............................           (7,038)            (1,859)           (17,824)           (21,385)
                                                               -----------        -----------        -----------        -----------
       Net increase (decrease) in net assets from
        contract transactions ...........................          504,757            364,228           (156,869)          (111,325)
                                                               -----------        -----------        -----------        -----------
  Total increase (decrease) in net assets ...............          669,964            440,545            784,852          1,591,804

NET ASSETS:
  Beginning of period ...................................          440,545                 --          7,497,610          5,905,806
                                                               -----------        -----------        -----------        -----------
  End of period .........................................      $ 1,110,509        $   440,545        $ 8,282,462        $ 7,497,610
                                                               ===========        ===========        ===========        ===========

------------------------------------------------------------------------------------------------------------------------------------
                                                                               DEVELOPING MARKETS
                                                                                    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED          YEAR ENDED
                                                                       DECEMBER 31 2004    DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ....................................           $   1,143            $     322
  Net realized gain (loss) on investments .........................              12,496                1,670
  Net change in unrealized appreciation or (depreciation)
   on investments .................................................              10,646               50,514
                                                                              ---------            ---------
    Net increase (decrease) in net assets from operations .........              24,285               52,506
                                                                              ---------            ---------
CONTRACT TRANSACTIONS:
  Payments received from contract owners ..........................                  --               14,051
  Transfers between subaccounts (including fixed accounts), net ...             (24,816)             (42,105)
  Transfers for contract benefits and terminations ................             (13,617)             (21,580)
  Contract charges and fees .......................................              (1,881)              (2,381)
                                                                              ---------            ---------
   Net increase (decrease) in net assets from contract transactions             (40,314)             (52,015)
                                                                              ---------            ---------
  Total increase (decrease) in net assets .........................             (16,029)                 491

NET ASSETS:
  Beginning of period .............................................             133,230              132,739
                                                                              ---------            ---------
  End of period ...................................................           $ 117,201            $ 133,230
                                                                              =========            =========

-------------------------------------------------------------------------------
 * Represents activity for the period of May 1, 2003 through December 31, 2003.

                 See accompanying Notes to Financial Statements.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

(1)  ORGANIZATION

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company (the Company) to receive and invest net premiums paid under flexible premium variable life insurance policies.

     Although the assets of the Account are the property of the Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in the Company's general account to cover death benefits in excess of the accumulated value.

     The Account currently sells two variable products: MEMBERS(R) Variable Universal Life (Type 1) and MEMBERS(R) Variable Universal Life II (Type 2).

     The accompanying financial statements include only the policyholder deposits applicable to the variable portions of the policies and exclude deposits for fixed dollar benefits, which are included in the general account of the Company.

     Investments

     The Account currently is divided into fourteen subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests). The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Account invests in shares of certain funds within the Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has ten funds available as investment options under the policies. MFS(R) Variable Insurance Trust(SM), T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust each have one fund available as an investment option. T. Rowe Price International Series, Inc., MFS(R) Variable Insurance Trust(SM), Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Effective May 1, 2002 the MFS(R) Variable Insurance Trust(SM): Emerging Growth Series investment option was closed to new investors. The Emerging Growth subaccount remained open until May 1, 2003 for the existing investors as an investment option under the Contracts. As of May 1, 2003 for Type I or May 2, 2003 for Type II, all of the remaining unitholders of these subaccounts were transferred into the Ultra Series Multi-Cap Growth Stock subaccount. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. The Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society (CMIS). CMIS is joined in an agreement of permanent affiliation with the Company, and the companies have a common management team and board of directors.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Strategic Income Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance Trust(SM).

     Oppenheimer Funds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Franklin Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     Investment Valuation

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Transactions are recorded on a trade date basis. Realized gains and losses from security transactions are reported on an average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund.

     Federal Income Taxes

     The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. The Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent the earnings are credited under the contracts. Accordingly, no charge for income tax is currently recorded to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  FEES AND CHARGES

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy.

     ADMINISTRATIVE FEE: The Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee. This fee on an annual basis is $0.45 per $1,000 of specified amount for the first 10 policy years.

     DEFERRED CONTINGENT SALES AND ADMINISTRATIVE CHARGES: For the Type 1 product, the sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in the general account of the Company in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by transfer allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with the Company crediting additional amounts at its discretion.

     For Type 2 product, a surrender charge is deducted to reimburse the Company for sales expenses and policy issue expenses, including but not limited to sales representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. The surrender charges are deducted from the proceeds in the event of a complete surrender of the policy during the first nine policy years or the first nine years following an increase in specified amount. If the policy is not surrendered in the first nine policy years or the first nine years following an increase in specified amount, there is no charge.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     POLICY FEE: The Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the Type I product only) to recover these expenses.

     COST OF INSURANCE AND ADDITIONAL BENEFITS PROVIDED: The Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option, the specified amount, and the cash value, as described in the Account's prospectus. Several riders are available on the contracts that provide additional benefits, including Children's Insurance, Guaranteed Insurability, Accidental Death Benefit, Other Insured term rider, and Disability Waiver of Deductions or Premium. These charges are deducted each month and can vary based on the amount of additional benefit selected, age of the insured (or other insured) and amount of other policy deductions in the case of the Waiver benefit. The prospectus and contract describe these charges in more detail.

     Account Charges

     MORTALITY AND EXPENSE CHARGE: The Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by the Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4) PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:


                                                   Purchases                  Sales
                                                   ---------                  -----
Money Market Fund ...................             $ 4,201,421             $ 3,914,666
Bond Fund ...........................               2,100,437               1,628,815
Strategic Income Series .............                  32,989                  39,120
High Income Fund ....................                 688,493                 111,129
Oppenheimer High Income Fund ........                  40,685                 167,223
Balanced Fund .......................               4,184,833               7,302,071
Growth and Income Stock Fund ........               4,919,001               6,716,302
Capital Appreciation Stock Fund .....               3,206,420               3,471,988
Mid-Cap Stock Fund ..................               1,231,317                 238,943
Multi-Cap Growth Stock Fund .........               1,918,159                 890,516
Global Securities Fund ..............                 203,924                   9,696
International Stock Fund ............                 561,527                  49,818
T. Rowe International Stock Portfolio                 481,598                 620,902
Developing Markets Fund .............                   2,182                  41,369
                                                  -----------             -----------
                                                  $23,772,986             $25,202,558
                                                  ===========             ===========


(5)  CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the years ended December 31, 2004 and 2003 were as follows:

                                            MONEY MARKET                   BOND              STRATEGIC INCOME       HIGH INCOME
                                             SUBACCOUNT                 SUBACCOUNT              SUBACCOUNT           SUBACCOUNT
                                        ---------------------     ---------------------    --------------------   -----------------
                                          TYPE 1      TYPE 2        TYPE 1      TYPE 2       TYPE 1      TYPE 2   TYPE 1*    TYPE 2

Units outstanding at December 31, 2002   159,121      290,651      194,338      245,324      45,139       1,104                  --
Units sold                                33,000      554,565       48,188      205,253         223          --              43,072
Units repurchased                        (78,551)    (602,995)     (60,013)     (87,193)     (3,530)        (66)             (4,986)
                                        --------     --------     --------     --------    --------    --------            --------
Units outstanding at December 31, 2003   113,570      242,221      182,513      363,384      41,832       1,038              38,086
Units sold                                33,678      358,608       22,626      160,656          36          --              71,041
Units repurchased                        (42,407)    (314,810)     (35,014)    (118,219)     (2,143)        (78)            (24,216)
                                        --------     --------     --------     --------    --------    --------            --------
Units outstanding at December 31, 2004   104,841      286,019      170,125      405,821      39,725         960              84,911
                                        ========     ========     ========     ========    ========    ========            ========


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                          OPPENHEIMER                                          GROWTH AND                      CAPITAL
                          HIGH INCOME                BALANCED                 INCOME STOCK                  APPRECIATION
                          SUBACCOUNT                SUBACCOUNT                 SUBACCOUNT                 STOCK SUBACCOUNT
                       -----------------    ------------------------    ------------------------    ------------------------
                       TYPE 1*   TYPE 2       TYPE 1         TYPE 2        TYPE 1        TYPE 2        TYPE 1        TYPE 2
Units outstanding at
 December 31, 2002                68,542     1,408,139       674,227     1,166,061       923,757     1,402,826       621,334
Units sold                        14,989       168,094       382,067       144,527       432,328       235,866       380,377
Units repurchased                (15,503)     (222,803)     (249,878)     (179,994)     (227,218)     (249,419)     (206,795)
                              ----------    ----------    ----------    ----------    ----------    ----------    ----------
Units outstanding at
 December 31, 2003                68,028     1,353,430       806,416     1,130,594     1,128,867     1,389,273       794,916
Units sold                            --       117,005       257,092       108,306       466,193       156,338       431,084
Units repurchased                (13,965)     (211,208)     (199,305)     (161,522)     (309,345)     (219,275)     (261,872)
                              ----------    ----------    ----------    ----------    ----------    ----------    ----------
Units outstanding at
 December 31, 2004                54,063     1,259,227       864,203     1,077,378     1,285,715     1,326,336       964,128
                              ==========    ==========    ==========    ==========    ==========    ==========    ==========


                                MID-CAP                 MULTI-CAP               EMERGING                     GLOBAL
                                 STOCK                GROWTH STOCK               GROWTH                    SECURITIES
                              SUBACCOUNT               SUBACCOUNT              SUBACCOUNT                  SUBACCOUNT
                          --------------------   ---------------------   ----------------------      ------------------------
                           TYPE 1*     TYPE 2      TYPE 1      TYPE 2      TYPE 1      TYPE 2          TYPE 1*       TYPE 2
Units outstanding at
 December 31, 2002                    284,406          --          --      660,480     333,920                           --
Units sold                            116,221     834,419     247,629       46,277      75,758                        5,052
Units repurchased                     (67,866)    (80,340)    (33,640)    (706,757)   (409,678)                      (1,256)
                                     --------    --------     -------     --------    --------                      -------
Units outstanding at
 December 31, 2003                    332,761     754,079     213,989           --          --                        3,796
Units sold                            139,720     104,112     146,009     ========    ========                       17,851
Units repurchased                     (82,852)   (111,741)    (83,895)                                               (4,309)
                                    ---------   ---------    --------                                               -------
Units outstanding at
 December 31, 2004                    389,629     746,450     276,103                                                17,338
                                      =======     =======     =======                                               =======


                                                INTERNATIONAL                   T. ROWE              DEVELOPING
                                                    STOCK                 INTERNATIONAL STOCK          MARKETS
                                                  SUBACCOUNT                    SUBACCOUNT           SUBACCOUNT
                                           -----------------------   -------------------------   --------------------
                                             TYPE 1*       TYPE 2       TYPE 1         TYPE 2     TYPE 1*     TYPE 2
Units outstanding at December 31, 2002                         --       550,272       116,932                 20,763
Units sold                                                 44,034       100,396        32,506                  3,995
Units repurchased                                         (10,305)      (99,006)      (53,965)               (11,017)
                                                         --------      --------      --------               --------
Units outstanding at December 31, 2003                     33,729       551,662        95,473                 13,741
Units sold                                                 68,704        77,546            30                     --
Units repurchased                                         (31,241)      (81,843)      (13,404)                (3,962)
                                                         --------      --------      --------               --------
Units outstanding at December 31, 2004                     71,192       547,365        82,099                  9,779
                                                         ========      ========      ========               ========



*This subaccount not available in this product type.

(6) FINANCIAL HIGHLIGHTS

     The Account sells two variable products as listed in Note 1.

     The following table displays the financial information for each subaccount offered by the two products in the Account.

                                                                  MONEY MARKET SUBACCOUNT
                                     2004                2003                2002               2001              2000
                                ---------------    ---------------    -----------------   ---------------    --------------
UNIT VALUE:                     TYPE 1   TYPE 2    TYPE 1   TYPE 2     TYPE 1    TYPE 2   TYPE 1   TYPE 2    TYPE 1  TYPE 2
  Beginning of period            $21.69  $10.85    $21.72   $10.87    $21.60     $10.80   $21.00   $10.50    $19.99  $10.00
  End of period                   21.69   10.85     21.69    10.85     21.72      10.87    21.60    10.80     21.00   10.50
NET ASSETS AT END OF
  PERIOD (000S)                   2,275   3,103     2,463    2,628     3,455      3,159    3,880    5,710
UNITS OUTSTANDING AT
  END OF PERIOD (000S)              105     286       114      242       159        291      180      529       187     324
TOTAL RETURN(1)                    0.00%   0.00%    (0.14%)  (0.18%)    0.56%      0.65%    2.86%    2.86%     5.05%   5.00%
INVESTMENT INCOME RATIO(2)         0.91%   0.91%     0.76%    0.76%     1.50%      1.50%    3.61%    3.61%
EXPENSE RATIO(3)                   0.90%   0.90%     0.90%    0.90%     0.90%      0.90%    0.90%    0.90%

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                    BOND SUBACCOUNT
                                      2004              2003              2002                2001              2000
                                ---------------   ---------------    ---------------    ---------------    --------------
UNIT VALUE:                     TYPE 1   TYPE 2   TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1  TYPE 2
   Beginning of period         $35.10    $12.64   $34.37   $12.38    $31.94   $11.51    $29.76   $10.72    $27.77  $10.00
   End of period                35.95     12.95    35.10    12.64     34.37    12.38     31.94    11.51     29.76   10.72
NET ASSETS AT END OF
   PERIOD (000S)                6,116     5,255    6,406    4,593     6,679    3,037     5,782    1,091
UNITS OUTSTANDING AT END OF
   PERIOD (000S)                  170       406      183      363       194      245       181       95       135      14
TOTAL RETURN(1)                  2.42%     2.45%    2.12%    2.10%     7.61%    7.56%     7.34%    7.37%     7.17%   7.20%
INVESTMENT INCOME RATIO(2)       4.23%     4.23%    4.59%    4.59%     4.93%    4.93%     6.22%    6.22%
EXPENSE RATIO(3)                 0.90%     0.90%    0.90%    0.90%     0.90%    0.90%     0.90%    0.90%


                                                               STRATEGIC INCOME SUBACCOUNT
                                     2004               2003              2002                2001              2000
                               ---------------    ---------------    ---------------    ---------------    --------------
UNIT VALUE:                    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1  TYPE 2
   Beginning of period         $15.08   $12.69    $13.79  $11.60     $12.83  $10.79     $12.36  $10.39     $11.89  $10.00
   End of period                16.10    13.54     15.08   12.69      13.79   11.60      12.83   10.79      12.36   10.39
NET ASSETS AT END OF
    PERIOD (000S)                 640       13       631      13        622      13        639      13
UNITS OUTSTANDING AT END OF
   PERIOD (000S)                   40        1        42       1         45       1         50       1         50       1
TOTAL RETURN(1)                  6.76%    6.70%     9.35%   9.40%      7.48%   7.51%      3.83%   3.85%      3.95%   3.90%
INVESTMENT INCOME RATIO(2)       5.16%    5.16%     5.19%   5.19%      3.82%   3.82%      3.72%   3.72%
EXPENSE RATIO(3)                 0.90%    0.90%     0.90%   0.90%      0.90%   0.90%      0.90%   0.90%

                                                                 HIGH INCOME SUBACCOUNT
                                                    2004                                    2003
                                           ----------------------                  ----------------------
UNIT VALUE:                                TYPE 1*        TYPE 2                  TYPE 1*      TYPE 2+
  Beginning of period                                     $10.88                                $10.00
  End of period                                            11.74                                 10.88
NET ASSETS AT END OF PERIOD (000S)                           997                                   414
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                                               85                                    38
TOTAL RETURN(1)                                             7.90%                                 8.80%
INVESTMENT INCOME RATIO(2)                                  8.67%                                10.92%
EXPENSE RATIO(3)                                            0.90%                                 0.90%

                                                         OPPENHEIMER HIGH INCOME SUBACCOUNT
                                     2004               2003              2002                2001              2000
                               ---------------    ---------------    ---------------    ---------------    --------------
UNIT VALUE:                    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1  TYPE 2
  Beginning of period                   $11.48             $ 9.35              $9.66              $9.56            $10.03
  End of period                          12.40              11.48               9.35               9.66              9.56
NET ASSETS AT END OF
  PERIOD (000S)                            670                781                641                462
UNITS OUTSTANDING AT END OF
   PERIOD (000S)                            54                 68                 69                 48                11
TOTAL RETURN(1)                           8.01%             22.78%             (3.21%)             0.99%            (4.69%)
INVESTMENT INCOME RATIO(2)                6.26%              7.20%              9.17%              6.02%
EXPENSE RATIO(3)                          0.90%              0.90%              0.90%              0.90%


                                                                    BALANCED SUBACCOUNT
                                     2004               2003              2002                2001              2000
                               ---------------    ---------------    ---------------    ---------------    --------------
UNIT VALUE:                    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1  TYPE 2
  Beginning of period          $49.75   $10.18    $42.97   $ 8.79    $48.80    $9.98    $50.80   $10.39    $49.35  $10.09
  End of period                 53.42    10.93     49.75    10.18     42.97     8.79     48.80     9.98     50.80   10.39
NET ASSETS AT END OF
  PERIOD (000S)                67,268    9,445    67,334    8,209    60,515    5,927    71,695    4,456
UNITS OUTSTANDING AT
  END OF PERIOD (000S)          1,259      864     1,353      806     1,408      674     1,469      446    1,519      202
TOTAL RETURN(1)                  7.38%    7.37%    15.78%   15.81%   (11.95%) (11.92%)   (3.94%)  (3.95%)   2.94%    2.97%
INVESTMENT INCOME RATIO(2)       2.30%    2.30%     2.65%    2.65%     3.07%    3.07%     2.99%    2.99%
EXPENSE RATIO(3)                 0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                             GROWTH AND INCOME STOCK SUBACCOUNT
                                     2004               2003              2002                2001              2000
                               ---------------    ---------------    ---------------    ---------------    --------------
UNIT VALUE:                    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1  TYPE 2
  Beginning of period          $70.35   $ 8.65    $56.39   $ 6.93    $72.53   $ 8.91    $81.96   $10.07    $82.04  $10.08
  End of period                 78.39     9.64     70.35     8.65     56.39     6.93     72.53     8.91     81.96   10.07
NET ASSETS AT END OF
  PERIOD (000S)                84,453   12,394    79,537    9,765    65,752    6,402    87,752    5,657
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                 1,077    1,286     1,131    1,129     1,166      924     1,210      635     1,240     323
TOTAL RETURN(1)                 11.43%   11.45%    24.76%   24.82%   (22.25%) (22.22%)  (11.50%) (11.52%)   (0.10%) (0.10%)
INVESTMENT
INCOME RATIO(2)                  1.60%   1.60%      1.65%    1.65%     1.37%    1.37%     1.07%    1.07%
EXPENSE RATIO(3)                 0.90%   0.90%      0.90%    0.90%     0.90%    0.90%     0.90%    0.90%

                                                             CAPITAL APPRECIATION STOCK SUBACCOUNT
                                     2004               2003              2002                2001              2000
                               ---------------    ---------------    ---------------    ---------------    --------------
UNIT VALUE:                    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1  TYPE 2
  Beginning of period          $25.62   $ 8.40    $20.01   $ 6.57    $29.45   $ 9.66    $32.70   $10.73    $31.64  $10.38
  End of period                 27.66     9.07     25.62     8.40     20.01     6.57     29.45     9.66     32.70   10.73
NET ASSETS AT END OF
  PERIOD (000S)                36,686    8,745    35,591    6,677    28,075    4,082    42,957    4,401
UNITS OUTSTANDING AT
  END OF PERIOD (000S)          1,326      964     1,389      795     1,403      621     1,459      456     1,463     173
TOTAL RETURN(1)                  7.96%    7.98%    28.04%   27.85%   (32.05%) (31.99%)   (9.94%)  (9.97%)    3.35%   3.37%
INVESTMENT INCOME RATIO(2)       0.73%    0.73%     0.50%    0.50%     0.24%    0.24%     0.10%    0.10%
EXPENSE RATIO(3)                 0.90%    0.90%     0.90%    0.90%     0.90%    0.90%     0.90%    0.90%

                                                                MID-CAP STOCK SUBACCOUNT
                                     2004                 2003               2002                 2001              2000
                               ----------------    ----------------    ----------------    ----------------    ---------------
UNIT VALUE:                    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*  TYPE 2
  Beginning of period                    $14.96              $11.50              $14.05              $12.76             $10.39
  End of period                           17.18               14.96               11.50               14.05              12.76
NET ASSETS AT END OF PERIOD
  (000S)                                  6,693               4,978               3,271               1,893
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                             390                 333                 284                 135                 56
TOTAL RETURN(1)                           14.84%              30.09%             (18.15%)             10.14%             22.81%
INVESTMENT INCOME RATIO(2)                 1.07%               0.53%               0.62%               1.07%
EXPENSE RATIO(3)                           0.90%               0.90%               0.90%               0.90%

                                                            MULTI-CAP GROWTH STOCK SUBACCOUNT
                                                   2004                                   2003
                                           ----------------------                 ----------------------
UNIT VALUE:                                TYPE 1         TYPE 2                  TYPE 1       TYPE 2+
  Beginning of period                      $12.59         $12.59                  $10.00       $10.00
  End of period                             14.15          14.15                   12.59        12.59
NET ASSETS AT END OF PERIOD (000S)         10,564          3,907                   9,492        2,694
UNITS OUTSTANDING AT END
  OF PERIOD (000S)                            746            276                     754          214
TOTAL RETURN(1)                             12.39%         12.39%                  25.90%       25.90%
INVESTMENT INCOME RATIO(2)                   0.03%          0.03%                   0.00%        0.00%
EXPENSE RATIO(3)                             0.90%          0.90%                   0.90%        0.90%

                                                                 EMERGING GROWTH SUBACCOUNT**
                                                  2002                   2001                    2000
                                          -----------------     ---------------------    -------------------
UNIT VALUE:                               TYPE 1   TYPE 2        TYPE 1      TYPE 2        TYPE 1   TYPE 2
   Beginning of period                    $14.94     6.54        $22.67      $ 9.92        $28.46   $12.47
   End of period                            9.80     4.29         14.94        6.54         22.67     9.92
NET ASSETS AT END OF PERIOD (000S)         6,476    1,433         9,938       1,654
UNITS OUTSTANDING AT END OF
   PERIOD (000S)                             660      334           665         253           659      121
TOTAL RETURN(1)                           (34.40%) (34.40%)      (34.11%)    (34.07%)      (20.34%) (20.45%)
INVESTMENT INCOME RATIO(2)                  0.00%    0.00%         0.00%       0.00%
EXPENSE RATIO(3)                            0.90%    0.90%         0.90%       0.90%

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                GLOBAL SECURITIES SUBACCOUNT
                                                   2004                                   2003
                                           ----------------------                 ---------------------
UNIT VALUE:                                TYPE 1*        TYPE 2                  TYPE 1*      TYPE 2+
  Beginning of period                                     $14.03                              $ 10.00
  End of period                                            16.47                                14.03
NET ASSETS AT END OF PERIOD (000S)                           286                                   53
UNITS OUTSTANDING AT END OF
     PERIOD (000S)                                            17                                    4
TOTAL RETURN(1)                                            17.39%                               40.30%
INVESTMENT INCOME RATIO(2)                                  0.41%                                1.55%
EXPENSE RATIO(3)                                            0.90%                                0.90%

                                                               INTERNATIONAL STOCK SUBACCOUNT
                                                   2004                                   2003
                                           ----------------------                 ---------------------
UNIT VALUE:                                TYPE 1*        TYPE 2                  TYPE 1*      TYPE 2+
  Beginning of period                                     $13.06                               $10.00
  End of period                                            15.60                                13.06
NET ASSETS AT END OF PERIOD (000S)                         1,111                                  441
UNITS OUTSTANDING AT END OF
     PERIOD (000S)                                            71                                   34
TOTAL RETURN(1)                                            19.45%                               30.60%
INVESTMENT INCOME RATIO(2)                                  1.83%                                1.08%
EXPENSE RATIO(3)                                            0.90%                                0.90%

                                                          T. ROWE INTERNATIONAL STOCK SUBACCOUNT
                                     2004               2003              2002                2001              2000
                               ---------------    ---------------    ---------------    ---------------    ----------------
UNIT VALUE:                    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1   TYPE 2    TYPE 1    TYPE 2
  Beginning of period          $12.30    $7.45    $ 9.51    $5.76    $11.74    $7.11     $15.24   $9.22     $18.71   $11.33
  End of period                 13.87     8.40     12.30     7.45      9.51     5.76      11.74    7.11      15.24     9.22
NET ASSETS AT END OF PERIOD
  (000S)                        7,593      690     6,786      711     5,232      674      6,638     627
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                   547       82       552       95       550      117        565      88        573       52
TOTAL RETURN(1)                 12.76%   12.75%    29.34%   29.34%   (18.99%) (18.99%)   (22.94%)(22.89%)   (18.55%) (18.62%)
INVESTMENT INCOME RATIO(2)       1.13%    1.13%     1.29%    1.29%     0.96%    0.96%      1.98%   1.98%
EXPENSE RATIO(3)                 0.90%    0.90%     0.90%    0.90%     0.90%    0.90%      0.90%   0.90%


                                                                    DEVELOPING MARKETS SUBACCOUNT
                                     2004                 2003               2002                 2001              2000
                               ----------------    ----------------    ----------------    ----------------    ---------------
UNIT VALUE:                    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*   TYPE 2    TYPE 1*  TYPE 2
  Beginning of period                   $  9.70               $6.39               $6.46               $7.09             $10.53
  End of period                           11.98                9.70                6.39                6.46               7.09
NET ASSETS AT END OF PERIOD
  (000S)                                    117                 133                 133                 103
UNITS OUTSTANDING AT END OF
  PERIOD (000S)                              10                  14                  21                  16                 11
TOTAL RETURN(1)                           23.51%              51.80%              (1.08%)             (8.88%)           (32.67%)
INVESTMENT INCOME RATIO(2)                 1.84%               1.15%               1.48%               0.85%
EXPENSE RATIO(3)                           0.90%               0.90%               0.90%               0.90%





(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation, if any, indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

*    This subaccount not available in this product type.

**   This investment option was eliminated on May 2, 2003.

+ The VUL products added this investment option on May 1, 2003, with all subaccounts starting with a $10.00 unit price.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account

We have audited the accompanying statements of assets and liabilities of the Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities, International Stock, T. Rowe International Stock, and Developing Markets Subaccounts (the Subaccounts) comprising CUNA Mutual Life Variable Account (the Account) of CUNA Mutual Life Insurance Company as of December 31, 2004, the related statements of operations and the statements of changes in net assets for the year then ended. These financial statements are the responsibility of the Accounts management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Subaccounts of the CUNA Mutual Life Variable Account of CUNA Mutual Life Insurance Company as of December 31, 2004, the results of their operations and the changes in their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Chicago, Illinois

March 4, 2005

                       CUNA MUTUAL LIFE VARIABLE ACCOUNT
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account

In our opinion, the statement of changes in net assets and financial highlights present fairly, in all material respects, the changes in net assets of the CUNA Mutual Life Variable Account (the "Variable Account") comprising, respectively, the Money Market, Bond, Strategic Income, High Income, Oppenheimer High Income, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Multi-Cap Growth Stock, Global Securities, International Stock, T. Rowe International Stock and Developing Markets Subaccounts (the "Subaccounts") for the year ended December 31, 2003 and the financial highlights for the years ended December 31, 2003, 2002, 2001 and 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2003 with Ultra Series Fund, MFS Variable Insurance Trust, Oppenheimer Variable Account Funds, T. Rowe Price International Series, Inc., and Franklin Templeton Variable Insurance Products Trust, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee,  Wisconsin
February 11, 2004

CUNA MUTUAL LIFE INSURANCE
COMPANY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS
AS OF (DECEMBER 31, 2004 AND 2003) AND FOR THE THREE YEARS ENDED DECEMBER 31, 2004 AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
CUNA Mutual Life Insurance Company:

We have audited the accompanying consolidated balance sheet of CUNA Mutual Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2004, and the related consolidated statements of operations comprehensive income, changes in policyholders' surplus, comprehensive income, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such 2004 consolidated financial statements present fairly, in all material respects, the financial position of the CUNA Mutual Life Insurance Company and their subsidiaries at December 31, 2004, and the results of their operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Chicago, Illinois

April 20, 2005

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
December 31, 2004 and 2003
(000s omitted)

                                                                                   2004          2003
                                                                                -----------   -----------
ASSETS
Debt securities available for sale at fair value                                $ 2,856,986   $ 2,682,834
Equity securities available for sale at fair value                                  199,317       125,124
Equity in unconsolidated affiliate                                                   20,065        15,171
Mortgage loans                                                                      211,278       242,029
Real estate, at cost, less accumulated depreciation (2004 - $30,697;
  2003 - $27,890)                                                                    39,559        41,336
Policy loans                                                                         94,574        97,269
Short-term investments                                                              190,557       228,114
Other invested assets                                                                42,085        19,875
Cash and cash equivalents                                                            14,325        73,061
                                                                                -----------   -----------

Total cash and investments                                                        3,668,746     3,524,813

Accrued investment income                                                            34,261        36,759
Reinsurance recoverable, net                                                        751,131       700,910
Deferred policy acquisition costs                                                   256,771       234,429
Office properties, equipment and computer software, at cost, less
  accumulated depreciation (2004 - $40,113; 2003 - $38,258)                          11,346        13,941
Other assets and receivables                                                         20,912        19,916
Separate account assets                                                           4,001,641     3,472,382
                                                                                -----------   -----------

Total assets                                                                    $ 8,744,808   $ 8,003,150
                                                                                ===========   ===========

LIABILITIES AND POLICYHOLDERS' SURPLUS
Policyholder account balances                                                   $ 3,085,608   $ 2,943,568
Insurance reserves - life and health                                                822,430       764,828
Unearned premiums                                                                    30,077        29,630
Dividends payable to policyholders                                                   12,159        14,362
Income taxes payable                                                                 11,062         2,135
Deferred income tax liability                                                        36,570        27,586
Accrued postretirement benefit liability                                             29,199        28,386
Accrued pension liability                                                             4,820         4,662
Notes payable                                                                         5,921        15,977
Accounts payable and other liabilities                                              242,049       276,665
Separate account liabilities                                                      4,001,641     3,472,382
                                                                                -----------   -----------

Total liabilities                                                                 8,281,536     7,580,181
                                                                                -----------   -----------

Accumulated other comprehensive income                                               58,997        59,068
Retained earnings                                                                   404,275       363,901
                                                                                -----------   -----------

Total policyholders' surplus                                                        463,272       422,969
                                                                                -----------   -----------
Total liabilities and policyholders' surplus                                    $ 8,744,808   $ 8,003,150
                                                                                ===========   ===========

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Operations
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                                      2004               2003               2002
                                                               -----------------    ---------------    --------------
Revenues:
  Life and health premiums                                     $         183,618    $       159,857    $      139,381
  Net investment income                                                  157,434            156,816           145,337
  Net realized investment gains (losses)                                  18,266             15,577           (29,545)
  Contract charges                                                        76,099             71,791            73,926
  Other income                                                            11,588              9,728             8,292
                                                               -----------------    ---------------    --------------

Total revenues                                                           447,005            413,769           337,391
                                                               -----------------    ---------------    --------------

Benefits and expenses:
  Life and health insurance claims and benefits                          152,181            139,578           113,424
  Interest credited to policyholder account balances                      93,044             84,621            79,026
  Policyholder dividends                                                  25,369             28,009            26,820
  Operating and other expenses                                           125,262            131,458           143,991
                                                               -----------------    ---------------    --------------

Total benefits and expenses                                              395,856            383,666           363,261
                                                               -----------------    ---------------    --------------

Income (loss) before income taxes and equity in net income
  of unconsolidated affiliate                                             51,149             30,103           (25,870)

Income tax expense (benefit)                                              13,973              9,446           (20,454)
                                                               -----------------    ---------------    --------------

Income (loss) before equity in net income of unconsolidated
  affiliate                                                               37,176             20,657            (5,416)

Equity in net income of unconsolidated affiliate,                          3,198              1,781               822
  net of tax
                                                               -----------------    ---------------    --------------

Net income (loss)                                              $          40,374    $        22,438    $       (4,594)
                                                               =================    ===============    ==============

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                                     2004                2003               2002
                                                               -----------------    ---------------    --------------
Net income (loss)                                              $          40,374    $        22,438    $       (4,594)
                                                               -----------------    ---------------    --------------
Other comprehensive income (loss), net of tax:
 Unrealized net gains (losses) on investment
  securities:
  Unrealized net holding gains arising during
   period                                                                 15,726             28,840            22,645
  Applicable income tax expense on above                                  (5,504)           (10,094)           (7,926)
  Reclassification adjustment for net (gains)
   losses included in net income                                         (15,836)           (10,909)           28,794
  Applicable income tax expense (benefit) on
   above                                                                   5,543              3,818           (10,078)
                                                               -----------------    ---------------    --------------

Other comprehensive income (loss)                                            (71)            11,655            33,435
                                                               -----------------    ---------------    --------------

Comprehensive income                                           $          40,303    $        34,093    $       28,841
                                                               =================    ===============    ==============

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Changes in Policyholders' Surplus
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                                     2004                2003               2002
                                                               -----------------    ---------------    --------------
Retained earnings:
  Balance at beginning of year                                 $         363,901    $       341,463    $      346,057
  Net income (loss)                                                       40,374             22,438            (4,594)
                                                               -----------------    ---------------    --------------

  Balance at end of year                                                 404,275            363,901           341,463
                                                               -----------------    ---------------    --------------

Accumulated other comprehensive income:
  Unrealized investment gains:
     Balance at beginning of year                                         59,068             47,413            13,978
     Unrealized gain (loss) on investment
      securities, net of tax (2004 - $(38); 2003 -
      $6,271; 2002 - $10,320)                                                (71)            11,655            33,435
                                                               -----------------    ---------------    --------------

     Balance at end of year                                               58,997             59,068            47,413
                                                               -----------------    ---------------    --------------

Total policyholders' surplus                                   $         463,272    $       422,969    $      388,876
                                                               =================    ===============    ==============

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                                     2004                 2003              2002
                                                               -----------------    ---------------    --------------
Cash flows from operating activities:
  Net income (loss)                                            $          40,374    $        22,438    $       (4,594)
    Adjustments to reconcile net income (loss) to net cash
      provided by operating activities:
      Amortization of deferred policy acquisition costs                   33,396             32,505            35,669
      Policy acquisition costs deferred                                  (53,717)           (48,058)          (46,369)
      Depreciation of fixed assets                                         5,880              6,326             5,818
      Deferred income taxes                                                7,430             (4,742)            3,045
      Net realized investment (gains) losses                             (18,266)           (15,577)           29,545
      Policyholder assessments on investment-type contracts              (22,435)           (22,260)          (21,815)
      Interest credited to policyholder account balances                  93,044             84,621            79,026
      Amortization of bond premium and discount                           10,720              8,823             1,284
      Other investment income                                             (2,712)             3,066               484
      Equity in net income of unconsolidated affiliate                    (3,198)            (1,781)             (822)
    Changes in other assets and liabilities:
      Accrued investment income                                            2,498             (5,885)           (4,695)
      Other assets and receivables                                        (7,077)               164           (10,558)
      Insurance reserves                                                  57,602             94,734            22,850
      Unearned premiums                                                   (1,258)              (815)           (1,437)
      Accrued income taxes                                                 8,927              3,577           (21,125)
      Other liabilities                                                     (983)           (29,373)          145,130
                                                               -----------------    ---------------    --------------

Net cash provided by operating activities                      $         150,225    $       127,763    $      211,436
                                                               -----------------    ---------------    --------------

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Consolidated Statements of Cash Flows, continued
Years Ended December 31, 2004, 2003 and 2002
(000s omitted)

                                                                     2004                 2003              2002
                                                               -----------------    ---------------    --------------
Cash flows from investing activities:
  Purchase of investments:
    Debt securities                                            $      (1,331,845)   $    (1,792,068)   $   (1,350,286)
    Equity securities                                                    (74,966)           (36,136)          (24,622)
    Mortgage loans                                                        (3,499)                 -                 -
    Real estate                                                           (1,410)            (1,176)           (1,228)
    Short-term investments                                               (67,827)           (13,502)         (131,232)
  Proceeds on sale or maturity of investments:
    Debt securities                                                    1,139,746          1,351,244           955,610
    Equity securities                                                     18,670             11,940            26,119
    Mortgage loans                                                        34,250             35,042            30,931
    Real estate                                                              367                  -                 -
    Short-term investments                                                70,288              7,673            37,893
  Purchases of office properties, equipment and computer
    software                                                                (416)              (541)           (5,672)
  Change in policy loans                                                   2,695              2,753             1,253
  Other, net                                                             (12,250)           (22,801)          (12,299)
                                                               -----------------    ---------------    --------------

Net cash used in investing activities                                   (226,197)          (457,572)         (473,533)
                                                               -----------------    ---------------    --------------

Cash flows from financing activities:
  Deposits to policyholder account balances                              418,562            765,847           564,364
  Withdrawals from policyholder account balances                        (391,270)          (440,014)         (284,408)
  Change in notes payable                                                (10,056)            14,751                 -
                                                               -----------------    ---------------    --------------

Net cash provided by financing activities                                 17,236            340,584           279,956
                                                               -----------------    ---------------    --------------

Change in cash and cash equivalents                                      (58,736)            10,775            17,859
Cash and cash equivalents at beginning of year                            73,061             62,286            44,427
                                                               -----------------    ---------------    --------------

Cash and cash equivalents at end of year                       $          14,325    $        73,061    $       62,286
                                                               =================    ===============    ==============

Supplemental disclosures of cash information:
  Cash (refunded) paid during the year for income taxes, net
    of refunds                                                 $           2,383    $        10,612    $       (2,374)
                                                               =================    ===============    ==============

See accompanying notes to consolidated financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(1)   NATURE OF BUSINESS

      CUNA Mutual Life Insurance Company ("CMLIC" or the "Company"), a mutual life insurance company domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor and 100% of CMIA of Wisconsin, Inc., an insurance agency and holding company. CMIA of Wisconsin, Inc. owns 100% of League Insurance Agency.

      The Company is authorized to sell insurance in the District of Columbia and all states except New York. No single jurisdiction has a significant concentration of business.

(2)   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            BASIS OF PRESENTATION

      The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of CMLIC and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

            USE OF ESTIMATES

      The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations, deferred policy acquisition costs and insurance reserves are most affected by the use of estimates and assumptions.

            INVESTMENTS OTHER THAN INVESTMENTS IN UNCONSOLIDATED AFFILIATES

      Investments in debt securities, including bonds and redeemable preferred stocks, are classified as available for sale and are carried at fair value. Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.

      Investments in equity securities, including common stocks and nonredeemable preferred stocks, are classified as available for sale and are reported at fair value.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Unrealized gains and losses on investments in debt and equity securities, net of deferred federal income taxes, are included in accumulated other comprehensive income as a separate component of policyholders' surplus.

      Debt and equity securities are considered impaired, and their cost basis is written down to fair value and a realized investment loss recorded, when management expects a decline in value to persist (i.e., the decline is other than temporary). In determining whether an unrealized loss is expected to be temporary, the Company considers severity of impairment, duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the fair value has recovered.

      Mortgage loans held for investment are carried at their aggregate unpaid principal balance, net of valuation allowances. Valuation allowances are provided when a mortgage loan becomes impaired. Impairment is determined when it becomes probable the Company will be unable to collect the total contractual amounts due. Impairments are recorded as realized investment losses and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

      Investments in real estate are carried at cost net of accumulated depreciation. The cost of real estate is adjusted for impairment whenever events or circumstances indicate the carrying value of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized investment losses.

      Policy loans are reported at their unpaid principal balance.

      Short-term investments, including the reinvestment of cash collateral received for securities lending transactions, are reported at amortized cost, which approximates fair value.

      Other invested assets include investments in limited partnerships and derivatives carried at fair value, as well as receivables resulting from investment transactions.

      Interest income is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income reflects amortization of premiums and accrual of discounts on an effective-yield basis, based upon expected cash flows. Other sources of investment income include real estate operations and derivative activity. Realized gains and losses on the sale of investments are determined based upon the specific identification method.

            DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative instruments, such as interest rate swaps and caps, total return swaps, foreign currency futures, bond and stock index futures, and purchased and written options to help maximize risk adjusted investment returns; reduce interest rate risks of long term assets; control exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Derivatives are stated in the

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      consolidated balance sheets at estimated fair value. Changes in fair value are reported in net income, as are gains and losses at termination.

      CMLIC uses hedge accounting when derivatives are designated, qualify and are highly effective as hedges. Under hedge accounting, changes in fair value of the derivative and the hedged risk are generally recognized together and offset each other when reported in net income.

            EQUITY IN UNCONSOLIDATED AFFILIATE

      Equity in unconsolidated affiliate represents CMLIC's 50% ownership of the common stock of MEMBERS Capital Advisors, Inc., and is accounted for using the equity method.

            CASH AND CASH EQUIVALENTS

      Cash and cash equivalents include deposits in financial institutions, U.S. Treasury bills, money market instruments, and commercial paper with original maturities under 90 days, which are not otherwise restricted.

            OFFICE PROPERTIES, EQUIPMENT AND COMPUTER SOFTWARE

      Office properties, equipment, and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years, while for office properties it is generally twenty years.

            DEFERRED ACQUISITION COSTS

      The costs of acquiring new business that vary with, and are primarily related to, the production of new business have been deferred to the extent that such costs are deemed recoverable from future profits. Such costs principally include commissions and similar selling expenses, premium taxes, sales costs, and certain policy issuance and underwriting costs. For investment contracts and universal life-type products, these deferred acquisition costs are amortized principally over the expected contract life in relation to the present value of estimated gross profits from mortality, investment, and expense margins. Deferred acquisition costs on participating insurance contracts are amortized over the life of the book of participating contracts at a constant rate based on the present value of the estimated gross margin expected to be realized. For other term life and whole life insurance products, deferred acquisition costs are amortized in relation to expected premiums. For universal life-type, investment and participating insurance contracts, the deferred policy acquisition cost asset is adjusted for the impact on estimated gross profits or gross margins of net unrealized gains and losses on investment securities.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            SEPARATE ACCOUNTS

      The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the separate accounts. Separate account assets are carried at fair value. Separate account liabilities primarily represent the contractholders' claims to the related assets.

      Separate account contract fee income consists of charges for maintenance, administration, cost of insurance and surrender of the contract prior to the contractually specified dates and are reflected in contract charges. Investment income and realized and unrealized investment gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of operations. Deposits to the separate accounts are not included in consolidated cash flows. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

      Substantially all of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

      Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or specified contract anniversary date, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives.

            POLICYHOLDER ACCOUNT BALANCES

      The Company recognizes a liability at the stated account value for policyholder deposits that are not subject to significant policyholder mortality or longevity risk and for universal life-type policies. The account value equals the sum of the original deposit and accumulated interest, less any withdrawals and expense charges. Average credited rates ranged from 2.45% to 6.47% in 2004 and 3.16% to 5.72% in 2003. Future
      minimum guaranteed interest rates during the life of the contracts vary from 1.5% to 4.5%.

            INSURANCE RESERVES

      For traditional participating products, future policy benefit reserves are computed using the net level premium method. Mortality and interest rates used are those guaranteed in calculating the cash surrender values. Mortality rates are based on statutory valuation tables and interest rates vary from 2.5% to 5.5%. No provision is made for adverse deviation.

      For other term life and whole life products, future policy benefit reserves are computed using the net level premium method based on assumptions related to estimated future investment yield, mortality, morbidity, withdrawals, and expenses. Mortality, morbidity and withdrawal assumptions reflect the Company's historical experience and industry standards. Interest rate

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      assumptions range from 8.0% to 5.5%. Provisions for adverse deviation have been reflected in the interest assumption and also in the mortality/morbidity assumption when deemed necessary.

      For immediate annuities or similar contracts with life contingencies, the reserve is calculated as the present value of future benefits. The mortality rates used are based on statutory valuation tables and the interest rates used range from 4.0% to 9.5%.

      The Company offers various death benefit guarantees to variable annuity contractholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. Liabilities for variable contract death benefit guarantees are included in policyholder account balances.

      Pursuant to the adoption of Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Traditional Long-Duration Contracts and for Separate Accounts" in 2004, the liability for death benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for those guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. Adoption of this Statement of Position did not have a material impact on the Company's consolidated balance sheet or Statement of Operations.

            REVENUE, BENEFIT, AND EXPENSE RECOGNITION

      Term life and whole life insurance premiums are recognized as premium income when due. Revenue is recognized at the time of issue on immediate annuity and supplemental contracts that subject the Company to longevity risk (risk that the Company will have to make payments contingent upon the continued survival of an insured or insureds). Related policy benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

      Amounts collected on policies not subject to significant mortality or longevity risk, principally group annuity and deferred annuity contracts (investment contracts), are recorded as increases in policyholder account balances. Revenue for investment contracts consists of net investment income as well as policy fees assessed against the policyholder account balance such as administration and surrender charges, which are recorded as contract charges in the accompanying consolidated financial statements. Expenses consist of interest credited to contracts, benefits incurred in the period in excess of related policyholder account balances and policy maintenance costs.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Universal life-type policies are insurance contracts with terms that are not fixed or guaranteed. Amounts received as payments for such contracts are credited to policyholder account balances. Revenues from universal life-type policies, which are recorded as contract charges in the accompanying consolidated financial statements, consist of fees assessed against policyholder account balances for surrender charges, cost of insurance, and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts and benefits incurred in the period in excess of related policyholder account balances.

      Profits from investment contract and universal life-type policies are recognized in relation to the expected gross profit stream of the product (fees, charges, and investment income reduced by related expenses).

            INCOME TAXES

      The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted.


            BENEFIT PLANS

      The Company recognizes costs for its defined benefit pension plans and postretirement benefits on an accrual basis as employees perform services to earn the benefits. Postretirement benefits are generally funded on a pay-as-you-go basis. The cost of benefits provided to former or inactive employees after employment but before retirement are recognized during an employee's service years if they meet certain requirements.

            REINSURANCE

      Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the underlying direct policies ceded and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported net in the statements of operations. A receivable is recorded for the portion of benefits paid that are reinsured and a reinsurance recoverable is recorded for insurance reserves reinsured and a prepaid reinsurance asset is recorded for unearned premiums that relate to policies that have been reinsured.

            FOREIGN EXCHANGE

      The Company's financial statements are impacted by changes in foreign currency exchange rates on investment holdings denominated in foreign currency. The foreign exchange impact of investment holdings classified as available for sale are included with unrealized investment gains in accumulated other comprehensive income as a separate component of policyholders' surplus. The foreign exchange impacts on all other investment holdings are reflected as transaction gains and losses in the Company's consolidated statements of operations.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            FAIR VALUE OF FINANCIAL INSTRUMENTS

      Accounting standards require disclosure of fair value information about certain on- and off-balance sheet financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows.

      Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from the disclosure requirements. In addition, the tax ramifications of the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

      The following methods and assumptions were used by the Company in estimating the fair value disclosures for significant financial instruments:

      Cash and Cash Equivalents, Short-term Investments, and Accrued Investment
      Income: the carrying amounts for these instruments approximate their fair values due to their short term nature.

      Policy Loans: policy loans are considered an integral part of the underlying insurance policies. Because policy loans are often repaid by reducing policy benefits and due to their variable maturity dates, it is not practicable to estimate their fair value.

      Investment Securities: fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values of equity securities are based on quoted market prices.

      Mortgage Loans: the fair values for mortgage loans are estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

      Derivative Financial Instruments: the fair value of derivatives is based upon an estimate, using discounted cash flow techniques, of the amount which would be required to close the derivative position given the current market environment, or upon broker quotes. Fair values for derivatives traded on an exchange are based on quoted market prices.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Investment-Type Contracts: the fair value of the Company's liabilities under investment-type insurance contracts such as annuities and other policyholder deposit contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments.

      Notes Payable: the short-term note payable has a variable interest rate and the carrying amount is a reasonable estimate of fair value. The other note payable is discounted using cash flow techniques as described for mortgage loans.

            EMERGING ACCOUNTING MATTERS

      In 2003, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 46R, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51" ("FIN 46R"). FIN 46R provides guidance to identify variable interest entities ("VIEs") and requires consolidation by their primary beneficiary. A VIE is defined as an entity in which either
      1) the equity investors, if any, do not have a controlling financial interest, or 2) the equity investment at risk is insufficient to finance that entity's activities without receiving additional subordinated financial support from other parties. An enterprise whose investment in a VIE absorbs the majority of the VIE's expected losses or receives a majority of its expected residual returns is considered a primary beneficiary, although not all VIEs will have a primary beneficiary. FIN 46R is not effective until 2005 for non-public entities and implementation is not expected to have a material impact on the Company's consolidated balance sheet.

      In March 2004, the Emerging Issues Task Force ("EITF") reached a final consensus on EITF 03-1, which was to be effective for fiscal periods beginning after June 15, 2004. EITF 03-1 requires that when the fair value of an investment security is less than its cost basis an impairment exists for which determination must be made as to whether the impairment is temporary or other than temporary. In September 2004, the FASB issued, and the Company adopted, FSP EITF Issue 03-1-1, which deferred the effective date of the impairment measurement and recognition provisions contained in paragraphs 10-20 of EITF 03-1 until proposed FSP EITF 03-1-a is issued as final guidance. The disclosure requirements of EITF 03-1 were previously adopted by the Company as of December 31, 2003 for investments accounted for under SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities." For all other investments within the scope of EITF 03-1, the disclosures are effective and have been adopted by the Company as of December 31, 2004.

      In May 2004, the FASB issued FSP FAS 106-2 to address the accounting implications of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("Act"). The Act, which was signed into law on December 8, 2003, provides, among other things, a federal subsidy to plan sponsors who maintain postretirement health care plans that provide prescription drug benefits and meet certain equivalency criteria. The Company believes that its prescription drug benefits qualify for the subsidy and recognized the impact of the Act in 2004, which reduced its accumulated postretirement benefit obligation by $5,956.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(3)   INVESTMENTS

            DEBT SECURITIES

      The amortized cost, gross unrealized gains and losses and estimated fair values of debt securities at December 31, 2004 and 2003 are as follows:

                                                     Gross Unrealized
                                Amortized            ----------------                 Estimated
December 31, 2004                 Cost            Gains              Losses           Fair Value
-----------------              -----------   ---------------   -----------------    ---------------
U.S. government and agencies   $   134,878   $         1,260   $            (383)   $       135,755
States and political
  subdivisions                      11,263                21                (122)            11,162
Foreign government securities      293,166            20,308              (2,349)           311,125
Domestic corporate securities    1,189,663            34,673              (2,917)         1,221,419
Mortgage-backed and other
  structured securities          1,092,940            17,273              (3,418)         1,106,795
Foreign corporate securities        68,820             2,237                (327)            70,730
                               -----------   ---------------   -----------------    ---------------
Total debt securities          $ 2,790,730   $        75,772   $          (9,516)   $     2,856,986
                               ===========   ===============   =================    ===============

                                                     Gross Unrealized
                                Amortized            ----------------                 Estimated
December 31, 2003                 Cost            Gains             Losses            Fair Value
-----------------              -----------   ---------------   -----------------    ---------------
U.S. government and agencies   $   183,140   $         3,077   $            (112)   $       186,105
States and political
  subdivisions                       7,264                17                 (91)             7,190
Foreign government securities      270,360            17,001                 (43)           287,318
Domestic corporate securities    1,096,108            45,711              (3,339)         1,138,480
Mortgage-backed and other
  structured securities            977,961            22,540              (4,614)           995,887
Foreign corporate
  securities                        65,529             2,583                (258)            67,854
                               -----------   ---------------   -----------------    ---------------
Total debt securities          $ 2,600,362   $        90,929   $          (8,457)   $     2,682,834
                               ===========   ===============   =================    ===============

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The amortized cost and estimated fair values of investments in debt securities at December 31, 2004, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

                                                      Amortized       Estimated
                                                        Cost         Fair Value
                                                   ---------------   -----------
Due in one year or less                            $       184,828   $   184,395
Due after one year through five years                      783,676       801,709
Due after five years through ten years                     587,802       615,287
Due after ten years                                        141,484       148,800
Mortgage-backed and other structured securities          1,092,940     1,106,795
                                                   ---------------   -----------

Total debt securities                              $     2,790,730   $ 2,856,986
                                                   ===============   ===========

            EQUITY SECURITIES

      The cost, gross unrealized gains and losses, and estimated fair value of investments in equity securities at December 31 are as follows:

                                        Gross              Gross            Estimated
                                      Unrealized         Unrealized           Fair
                        Cost            Gains              Losses             Value
                      ---------       ----------         ----------         ---------
2004                  $ 167,221       $   32,812         $     (716)        $ 199,317
2003                    108,879           17,044               (799)          125,124

            MORTGAGE LOANS

      The Company's mortgage portfolio consists mainly of commercial mortgage loans made to customers throughout the United States. All outstanding commercial mortgage loans are secured by completed income-producing properties. At December 31, 2004 the commercial mortgage portfolio had an average remaining life of 4.5 years, with all principal in the total mortgage portfolio due prior to 2020. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 15% of the aggregate mortgage loan portfolio balance (at December 31, 2004, the company held 19.6% in California, which is the highest concentration in one state), and loans of no more than 2% of the aggregate mortgage loan portfolio balance are made to any one borrower.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            NET INVESTMENT INCOME

      Sources of net investment income for the years ended December 31 are summarized as follows:

                                             2004              2003             2002
                                         -------------    --------------    ------------
Gross investment income:
    Debt securities                      $     126,975    $      126,633    $    115,323
    Equity securities                            3,753             1,662           1,678
    Mortgage loans                              20,467            22,881          24,216
    Real estate                                  9,888             9,195           8,928
    Policy loans                                 6,433             6,658           6,721
    Derivative financial instruments            (1,667)           (1,844)         (1,273)
    Short-term investments and other             1,295             1,668           1,653
                                         -------------    --------------    ------------

                                               167,144           166,853         157,246
Investment expenses                             (9,710)          (10,037)        (11,909)
                                         -------------    --------------    ------------

Net investment income                    $     157,434    $      156,816    $    145,337
                                         =============    ==============    ============

            NET REALIZED INVESTMENT GAINS (LOSSES)

      Sources of realized gains (losses) for the years ended December 31 are summarized as follows:

                                              2004             2003             2002
                                         -------------    --------------    ------------
Debt securities:
  Gross gains from sales                 $      20,039    $       30,920    $     13,461
  Gross losses from sales                       (7,945)           (9,960)        (20,053)
  Other                                          5,797               (38)            594
  Impairment losses                             (3,378)           (8,928)         (6,518)
Equity securities:
  Gross gains from sales                         3,447             4,534           1,536
  Gross losses from sales                         (755)             (384)        (16,303)
  Impairment losses                               (645)           (2,956)         (2,922)
Mortgage loans                                       -             1,099               -
Real estate                                         19                 -               -
Derivative financial instruments                   352             1,094           1,178
Other                                            1,335               196            (518)
                                         -------------    --------------    ------------

Net realized investment gains (losses)   $      18,266    $       15,577    $    (29,545)
                                         =============    ==============    ============

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Proceeds from the sale of debt securities were $658,214, $940,941, and $607,210 in 2004, 2003 and 2002, respectively. Proceeds from the sale of equity securities were $17,959, $11,906, and $25,750 in 2004, 2003 and
      2002, respectively.

            NET UNREALIZED INVESTMENT GAINS (LOSSES)

      The components of net unrealized investment gains (losses) included in accumulated other comprehensive income (loss) at December 31 were as follows:

                                             2004              2003             2002
                                         -------------    --------------    ------------
Debt securities                          $      66,256    $       82,472    $     89,537
Equity securities                               32,096            16,245          (5,560)
Short-term investments                             (34)                -             (15)
Deferred policy acquisition cost
 adjustments                                   (12,220)          (14,240)        (17,122)
Other                                            4,644             6,365           6,102
Deferred income taxes                          (31,745)          (31,774)        (25,529)
                                         -------------    --------------    ------------

Net unrealized investment gains          $      58,997    $       59,068    $     47,413
                                         =============    ==============    ============

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The amortized cost and associated unrealized investment losses for investments in debt and equity securities for which the fair value had temporarily declined and remained below cost as of December 31, 2004 were as follows:

                                              Unrealized       Unrealized
                                             Loss Period      Loss Period
                                             Under Twelve    Twelve Months
                                                Months         or Greater         Total
                                             ------------    -------------    -------------
Amortized cost of debt securities with
   unrealized investment losses:
   U.S. government and agencies              $     67,699    $           -    $      67,699
   States and political subdivisions               10,998                -           10,998
   Foreign government securities                   38,213           19,040           57,253
   Domestic corporate securities                  317,512           21,592          339,104
   Mortgage-backed and other structured
      securities                                  373,839           44,245          418,084
   Foreign corporate securities                    14,418            2,142           16,560
                                             ------------    -------------    -------------

   Total amortized cost of debt
      securities with unrealized
      investment losses                      $    822,679    $      87,019    $     909,698
                                             ============    =============    =============

Unrealized investment losses on debt
   securities:
   U.S. government and agencies              $        383    $           -    $         383
   States and political subdivisions                  122                -              122
   Foreign government securities                      925            1,424            2,349
   Domestic corporate securities                    2,580              337            2,917
   Mortgage-backed and other structured
      securities                                    2,624              794            3,418
   Foreign corporate securities                       122              205              327
                                             ------------    -------------    -------------

   Total unrealized investment losses on
      debt securities                        $      6,756    $       2,760    $       9,516
                                             ============    =============    =============

Cost of equity securities with unrealized
   investment losses                         $     15,304    $           -    $      15,304
Unrealized investment losses on equity
   securities
                                                      716                -              716
                                             ============    =============    =============

      At December 31, 2004, the Company owned 227 debt securities with a fair value of $900,182 in an unrealized investment loss position. Of these, 20, with a fair value of $84,259 have been in an unrealized loss position for twelve or more months. The $2,760 unrealized loss represents a three percent price impairment. The price impairment on the remaining 207 debt

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      securities is less than one percent. Out of the $900,182 representing the fair value of debt securities in an unrealized loss position, $868,637 relates to investment grade securities. The unrealized losses can be attributed primarily to interest rate and credit quality spread changes since the securities were first acquired and the Company believes they are temporary. In determining whether these unrealized losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, financial position of the issuer, and the intent and ability of the Company to hold the investment until the market price has recovered.

      At December 31, 2004, the Company had 17 stocks with a fair value of $14,588 in an unrealized loss position. Of these, none have been in an unrealized position for more than twelve months. The Company believes that the unrealized losses related to the 17 stocks are temporary. In general, in determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

            SECURITIES LENDING AGREEMENTS

      The Company is party to securities lending agreements to earn fee income. Unrelated parties borrow securities from the Company and must deposit cash or short-term investments as collateral equal to a minimum of 102% of the fair value of the loaned securities. The security custodian monitors the collateral position daily. The Company remains the beneficial owner and the loaned securities are included with debt securities. At December 31, 2004 and 2003, the fair value of securities loaned by the Company totaled $177,499 and $212,304, respectively.

      The amount of collateral received is invested in short-term securities and is included in the consolidated balance sheets as short-term investments with a corresponding liability included in accounts payable and other liabilities. The fair value of collateral held was $181,322 and $216,634 at December 31, 2004 and 2003, respectively.

            DERIVATIVE FINANCIAL INSTRUMENTS

      Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; to reduce interest rate risks of long-term assets; to control exposure to various credit, currency, and market risks; and to manage exposure to various equity and fixed income market sectors.

      Futures Contracts: futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered, a margin account is established with the broker based on the requirements of the futures exchange. During 2003, the Company utilized equity index futures to help achieve strategic asset allocation targets. All such contracts were closed out prior to December 31, 2003 and no equity index futures were utilized in 2004.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to securities investments denominated in foreign currencies. Foreign currency futures designated to the foreign currency risk of Japanese yen, British pound and Euro denominated long-term bonds are classified as foreign currency fair value hedges. The Company measures the effectiveness of the foreign currency fair value hedge based on the changes in fair value attributable to changes in spot prices. The change in the fair value of the foreign currency futures related to the changes in the difference between the spot price and the futures price is therefore excluded from the assessment of hedge effectiveness. Based on this measurement of effectiveness, the foreign currency fair value hedges using short foreign currency futures contracts were no more than four percent ineffective. Foreign currency futures that cannot be designated to specific foreign currency risk are not accounted for under hedge accounting.

      Interest Rate Swaps: the Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally no cash is exchanged at the outset of the contract and no principal payments are made by either party. The interest rate swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The Company accrues the net periodic settlement amount of interest rate swap agreements into income.

      Total return swaps: the Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Consistent with its asset allocation strategy, the Company entered into commercial mortgage backed security swaps to gain additional exposure to the investment grade commercial mortgage backed securities market and high yield swaps to gain additional exposure to the high yield bond market. Generally, no cash is exchanged at the outset of a total return swap contract and no principal payments are made by either party. Normally, a single net payment is made by one of the counterparties at each due date. The net periodic payment accrued is recorded in income.

      Credit Default Swaps: the Company gained exposure to certain fixed-income credits by entering into credit default swap contracts in 2003. In return for periodic payments of interest based on LIBOR, the Company agreed to acquire certain fixed income securities in the event of default of that security. There were no credit default swap contracts open at December 31, 2003 and none were used in 2004.

      Options: options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company issues market index certificates, equivalent to a written option. In return for the premium received, the Company agrees to pay the participant a percentage of the market price

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      increase of an equity index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

      The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap and option agreements. The Company monitors the credit standing of the counterparties and anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have little or no counterparty risk.

      The following tables provide a summary of the carrying value, notional amount and current market or fair value of derivative financial instruments held at December 31, 2004 and 2003:

                               Carrying        Notional               Fair Value
                                 Value          Amount          Assets       Liabilities
                              -----------    ------------    ------------    -----------
   December 31, 2004
Interest rate and total
  return swaps                $      (560)   $    175,000    $        132    $       692
Financial futures                  (4,656)        310,442             225          4,881
Purchased option contracts          2,957          15,860           2,957              -
Written option contracts           (2,957)        (15,860)              -          2,957
                              -----------    ------------    ------------    -----------

Total derivative financial
  instruments                 $    (5,216)   $    485,442    $      3,314    $     8,530
                              ===========    ============    ============    ===========

   December 31, 2003
Interest rate and total
  return swaps                $      (176)   $    230,000    $      2,122    $     2,298
Financial futures                  (4,142)        236,555               -          4,142
Purchased option contracts          2,142          25,284           2,142              -
Written option contracts           (2,142)        (25,284)              -          2,142
                              -----------    ------------    ------------    -----------

Total derivative financial
  instruments                 $    (4,318)   $    466,555    $      4,264    $     8,582
                              ===========    ============    ============    ===========

            EQUITY IN UNCONSOLIDATED AFFILIATE

      CMLIC owns 50% of the common stock of MEMBERS Capital Advisors, Inc. ("MCA"), a registered investment advisor. At December 31, 2004, MCA had assets of $46,757 and liabilities of $6,628. MCA had net income of $9,839 in 2004, $5,480 in 2003, and $2,690 in 2002.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            ASSETS DESIGNATED

      Iowa law requires that assets equal to a life insurer's legal reserve must be on deposit with the Iowa Department of Commerce, Insurance Division. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. At December 31, 2004 and 2003, bonds and notes, mortgage loans and policy loans with a carrying value of $2,459,068 and $2,235,770, respectively, were designated for Iowa and various other regulatory authorities as required by law.

            ASSET RESTRICTIONS

      Certain policyholder account balances are legally part of the Company's separate accounts. However, the assets supporting them are reported in the consolidated balance sheets with the general account assets because the company retains the risk of investment gains and losses. Debt securities with a fair value of $501,004 and $581,940 as of December 31, 2004 and 2003, respectively, are available only to satisfy obligations to these contract holders.

(4)   INCOME TAX

      The Company files a consolidated life-non-life federal income tax return with its wholly-owned subsidiaries. The Company has entered into a tax sharing agreement with its affiliates under Reg. Section 1.1552-1(a)(1) and 1.1502-33(d)(3). The agreement provides that the allocation of tax expense between the Company and its affiliates is to be based on a ratio of each company's federal income tax, as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit that the consolidated tax group receives from each company.

      Income tax expense (benefit) attributable to income from operations for the years ended December 31 is as follows:

                                          2004            2003           2002
                                      ------------    ------------    -----------
Current tax expense (benefit)         $      6,543    $     14,188    $   (23,499)
Deferred tax expense (benefit)               7,430          (4,742)         3,045
                                      ------------    ------------    -----------

Total income tax expense (benefit)    $     13,973    $      9,446    $   (20,454)
                                      ============    ============    ===========

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Income tax expense (benefit) for the years ended December 31 differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before income taxes and equity in net income of unconsolidated affiliate due to the items listed in the following reconciliation:

                                                 2004            2003           2002
                                             ------------    ------------   ------------
Tax expense (benefit) computed at federal
 corporate tax rate                          $     17,902    $     10,536   $     (9,054)
Meals and entertainment                                71              73            101
Tax-exempt interest                                   (64)           (117)          (181)
Dividends-received deduction                       (1,055)           (802)          (681)
Differential earnings rate tax                          -               -         (9,000)
Income tax benefit related to prior years            (213)             75         (1,216)
Other, net                                         (2,668)           (319)          (423)
                                             ------------    ------------   ------------

Total income tax expense (benefit)           $     13,973    $      9,446   $    (20,454)
                                             ============    ============   ============

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities at December 31 are as follows:

                                                2004               2003
                                           ---------------     ------------
Deferred tax assets:
    Insurance reserves                     $        52,290     $     35,399
    Dividends payable to policyholders               2,448            3,577
    Unearned revenue                                10,306           38,223
    Pension and other employee benefits             12,406           12,199
    Real estate investments                              -            4,024
    Net operating loss                               2,697                -
    Other                                            1,173              910
                                           ---------------     ------------

Gross deferred tax assets                           81,320           94,332
                                           ---------------     ------------

Deferred tax liabilities:
    Deferred policy acquisition costs               75,691           69,096
    Unrealized gains                                31,745           31,774
    Investment income                                   96              500
    Deferred revenue                                 1,422            7,900
    Fixed assets                                     1,046            2,920
    Real estate investments                            262                -
    Other                                            7,628            9,728
                                           ---------------     ------------

Gross deferred tax liabilities                     117,890          121,918
                                           ---------------     ------------

Net deferred income tax liability          $       (36,570)    $    (27,586)
                                           ===============     ============

      Management believes that all gross deferred tax assets at December 31, 2004 and 2003 are fully realizable and, consequently, no valuation allowance has been established.

(5)   RELATED-PARTY TRANSACTIONS

      The Company and CUNA Mutual Insurance Society ("CUNA Mutual"), a Wisconsin life and health insurer, entered into an agreement of permanent affiliation (the Agreement) effective in 1990. The terms of the Agreement include provisions for reinsurance of each company's future individual life business; the joint development of business plans and distribution systems for the sale of individual insurance and financial services products within the credit union market; and provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CUNA Mutual and vice-versa. These

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      expenditures are periodically reimbursed, generally monthly. Details related to reinsurance agreements between the companies are described in note 6.

      The Company and CUNA Mutual are parties to agreements with MEMBERS Capital Advisors, Inc. ("MCA") for investment advisory services. MCA, 50% of which is owned by the Company and 50% owned by CUNA Mutual, manages substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. The Company incurred MCA investment management fees totaling $2,199, $2,350, and $2,213 in 2004, 2003 and 2002, respectively. CUNA Mutual and its subsidiaries incurred MCA investment management fees totaling $2,150, $2,550, and $3,358 for 2004, 2003 and 2002, respectively.

      The Company invests in mutual funds managed by MCA. The carrying value of these investments was $73,117 and $65,567 at December 31, 2004 and 2003, respectively.

      CUNA Brokerage Services, Inc. ("CBSI"), a subsidiary of CUNA Mutual, is a broker dealer representing the Company in the sale of certain variable annuity, variable universal life and other products which require a broker dealer. Under a cost sharing agreement, CBSI reimburses the Company for various services, office space, equipment and other items incurred on behalf of CBSI. CMLIC received $5,901 in 2004, $4,069 in 2003 and $4,063 in 2002, related to the cost sharing agreement. CBSI also reimburses the Company for commissions CMLIC pays its representatives for CBSI related business. CMLIC received reimbursements for total commissions from CBSI of $47,565 in 2004, $40,196 in 2003, and $41,195 in 2002.

      Balances due from MCA and CUNA Mutual and its affiliates are reported as other assets and receivables and accounts payable and other liabilities in the accompanying consolidated balance sheets. Amounts due from affiliates were $7,566 and $7,853 at December 31, 2004 and 2003, respectively. Amounts due to affiliates were $29,146 and $20,980 at December 31, 2004 and 2003, respectively.

(6)   REINSURANCE

      The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, to diversify its risk and limit its overall financial exposure, and to comply with the affiliation agreement with CUNA Mutual. The Company has the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The effects of reinsurance on premiums and on claims and benefits for the years ended December 31 is as follows:

                                 2004            2003              2002
                              ----------    --------------    -------------
Premiums:
  Direct                      $   91,450    $       77,449    $      64,312
  Assumed from affiliates        109,910            97,384           88,386
  Ceded to affiliates             (6,537)           (6,348)          (6,200)
  Ceded to non-affiliates        (11,205)           (8,628)          (7,117)
                              ----------    --------------    -------------

Net premiums                  $  183,618    $      159,857    $     139,381
                              ==========    ==============    =============

Claims and benefits:
  Direct                      $  117,947    $      108,705    $      93,080
  Assumed from affiliates         48,223            43,018           34,195
  Ceded to affiliates             (7,592)           (6,524)          (6,100)
  Ceded to non-affiliates         (6,397)           (5,621)          (7,751)
                              ----------    --------------    -------------

Net claims and benefits       $  152,181    $      139,578    $     113,424
                              ==========    ==============    =============

      At December 31, 2004 and 2003, reinsurance recoverables on insurance reserves and unearned premiums of $751,131 and $700,911, respectively, were reported as assets of which $729,179 and $683,280 were recoverable from CUNA Mutual and one of its subsidiaries.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(7)   DEFERRED POLICY ACQUISITION COSTS

      A summary of policy acquisition costs deferred and amortized is shown in the following table:

                                                 2004              2003                2002
                                             -----------       ------------        -------------
  Balance at beginning of year               $   234,429       $    215,994        $     218,067
  Policy acquisition costs deferred               53,717             48,058               46,369
  Policy acquisition costs amortized             (33,395)           (32,505)             (35,669)
  Effect of net unrealized gains
   (losses) on securities                          2,020              2,882              (12,773)
                                             -----------       ------------        -------------

Balance at end of year                       $   256,771       $    234,429        $     215,994
                                             ===========       ============        =============

(8)   BENEFIT PLANS

      The Company has a noncontributory defined benefit pension plan covering substantially all regular full-time employees and agents. Retirement benefits are based on compensation and years of service. Certain employees are also eligible for a non-qualified defined benefit plan. The Company's policy is to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974. Substantially all the benefit plan assets shown in the table below are invested in the Ultra Series Fund, a family of mutual funds which is managed by MCA.

      The Company has postretirement benefit plans which provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits.

      The following table summarizes information about the plans at December 31:

                                            Pension Benefits              Other Postretirement Benefits
                                         2004             2003                2004           2003
                                     ------------    --------------       ------------    -------------
Fair value of plan assets at
   December 31                       $     70,928    $       66,573       $          -    $           -
Benefit obligation at
   December 31                            (84,049)          (79,335)           (26,205)         (24,300)
                                     ------------    --------------       ------------    -------------

Funded status at December 31         $    (13,121)   $      (12,762)      $    (26,205)   $     (24,300)
                                     ============    ==============       ============    =============

Liability recognized in the
   consolidated balance
   sheet                             $     (4,820)   $       (4,662)      $    (29,199)   $     (28,386)
                                     ============    ==============       ============    =============

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The accumulated benefit obligations for the pension plan were $71,036 and $66,783 at December 31, 2004 and 2003 respectively.

      The following tables provide information for the plans for the years ended December 31:

                                                 2004          2003           2002
                                               --------      --------       --------
Pension benefits:
  Employer contributions                       $  4,256      $ 12,919       $      -
  Benefit payments                                5,491         5,683          2,013
  Net periodic benefit cost                       4,414         4,801          3,614
                                               ========      ========       ========

Other postretirement benefits:
  Employer contributions                       $  1,432      $    751       $    709
  Benefit payments                                1,432           751            709
  Net periodic benefit cost                       2,245         2,553          4,184
                                               ========      ========       ========

      The actuarial assumptions used to develop the components of pension and other postretirement benefit expense for the years ended December 31 were as follows:

Discount rate                                       6.0%          6.3%           6.5%
Expected long-term rate of return on plan
  assets                                            8.0%          8.0%           8.0%
Assumed rate of compensation increase               4.7%          4.7%           5.0%

      The assumed health care cost trend rates used in measuring the accumulated postretirement benefit obligation are 12% reduced over a period of 20 years to 3.5% for 2004 and 11.0% reduced over a period of 20 years to 4.0% for 2003. The discount rate used in determining the accumulated postretirement benefit obligation is 6.0% in 2004 and 6.5% in 2003.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            CASH FLOWS

      Expected employer contributions and future benefit payments for the years ended December 31 are as follows:

                                                    Other        Other           Other
                                                   Benefits     Benefits        Benefits
                                      Pension       Before      Medicare         After
                                      Benefits      Subsidy      Subsidy        Subsidy
                                      --------     --------     --------       ---------
Estimated future benefit payments:
    2005                              $  2,778     $  1,641     $      -       $   1,641
    2006                                 3,037        1,792         (156)          1,636
    2007                                 3,358        1,952         (183)          1,769
    2008                                 3,719        2,115         (215)          1,900
    2009                                 4,069        2,274         (252)          2,022
    2010-2014                           25,962       14,233       (1,897)         12,336

            PLAN ASSET INFORMATION

      The Company's pension plan allocation at December 31, by asset category, as a percentage of plan assets, and the target allocation, is shown below:

                                                                             Target
                                    2004                 2003              Allocation
                                    -----                -----             ----------
Asset category:
  Equity securities                  64.3%                65.1%                60.0%
  Debt securities                    35.7%                34.9%                40.0%
                                    -----                -----                -----
Total                               100.0%               100.0%               100.0%
                                    =====                =====                =====

      The company invests its pension plans' assets with the goal of meeting its short and long term obligations, employing optimization techniques to achieve the highest expected return under a target level of portfolio risk. The portfolio risk target is based on the pension plans' funded status, payout features, and participants' characteristics. This methodology takes into account asset class correlations to assure appropriate portfolio diversification. Asset class allocations are allowed to drift around target with a small tolerance to changes in overall portfolio risk. Derivatives may be used to maintain the target allocation.

      The expected rates of return and variance for each asset class are derived using statistical techniques based on long-term historical data. Returns and correlations are adjusted slightly to reflect recent trends and portfolio manager expectations.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

            OTHER POSTEMPLOYMENT BENEFITS

      The Company has a plan to provide severance pay and continuation of certain life and health benefits to qualifying inactive or former employees after employment but before retirement. Such costs are recognized during an employee's service years if he or she meets certain requirements. The liability for other postemployment benefits was $3,317 and $4,454 at December 31, 2004 and 2003, respectively.

            DEFINED CONTRIBUTION PLANS

      The Company has defined contribution thrift and savings plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company contributes an amount equal to a participant's contribution, up to a maximum of 5% of a participant's salary. The Company match is vested according to plan schedules. The Company's contributions for the years ended December 31, 2004, 2003 and 2002 were $2,982, $2,987 and $3,847, respectively.

(9)   STATUTORY FINANCIAL DATA

      The Company is subject to statutory regulations as to maintenance of policyholders' surplus.

      Risk-Based Capital (RBC) requirements promulgated by the NAIC require U.
      S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2004, the Company's adjusted surplus exceeds minimum requirements.

      CMLIC files statutory-basis financial statements with insurance regulatory authorities. The Iowa Department of Commerce, Insurance Division has allowed CMLIC to use an accounting practice which differs in some respects from prescribed statutory accounting practices (permitted practices). This permitted practice relates to the carrying value of fixed maturity securities held in the separate account which support certain funding agreements. The use of this permitted practice decreased reported statutory surplus by $678 and $1,436 as of December 31, 2004 and 2003, respectively.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      A reconciliation of the Company's statutory net income and surplus to GAAP net income and policyholders' surplus for the years ended and at December 31 is as follows:

                                                                 2004                 2003                 2002
                                                              ---------            ----------            ---------
Statutory net income (loss)                                   $  23,215            $      309            $ (29,271)
Adjustments:
    Deferred policy acquisition costs                            19,088                15,553               10,701
    Insurance reserves                                           (3,657)              (15,257)              17,390
    Federal income taxes                                         (6,106)                4,863               (3,092)
    Pension benefits                                                809                (1,847)              (2,750)
    Realized gains (losses)                                      (1,499)               (1,933)                 486
    Derivative financial instruments                             11,776                20,737                3,450
    Other                                                        (3,252)                   13               (1,508)
                                                              ---------            ----------            ---------

GAAP net income (loss)                                        $  40,374            $   22,438            $  (4,594)
                                                              =========            ==========            =========

                                                                2004                  2003                 2002
                                                              ---------            ----------            ---------
Statutory surplus                                             $ 287,272            $  250,898            $ 210,075
Adjustments:
    Deferred policy acquisition costs                           256,771               234,429              215,994
    Insurance reserves                                          (96,196)             (108,316)             (78,928)
    Carrying value of available for sale debt
      securities adjusted to fair value                          58,038                71,457               81,387
    Asset valuation reserve for life insurance
      companies                                                  66,129                51,997               44,011
    Unearned revenue                                            (22,420)              (23,062)             (24,509)
    Real estate valuation                                        (1,598)               (1,598)              (1,598)
    Accrued postretirement benefit liability                    (15,133)              (14,434)             (13,896)
    Dividends payable to policyholders                           12,094                14,321               13,560
    Accrual for pension benefits                                (14,435)              (15,244)              (7,753)
    Federal income taxes                                        (49,889)              (39,668)             (47,039)
    Derivative financial instruments                                  -                     -               (2,970)
    Other                                                       (17,361)                2,189                  542
                                                              ---------            ----------            ---------

GAAP policyholders' surplus                                   $ 463,272            $  422,969            $ 388,876
                                                              =========            ==========            =========

(10)  COMMITMENTS AND CONTINGENCIES

      The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2004 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

      The Company has established a liability of $1,200 in 2004 and $1,000 in 2003 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $950 in 2004 and $800 in 2003. Recoveries of assessments from premium taxes are generally made over a five-year period.

      The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

(11)  NOTES PAYABLE

      The Company entered into an advances, collateral pledge and security agreement with the Federal Home Loan Bank of Des Moines ("FHLB") and $5,000 and $15,000 was outstanding as of December 31, 2004 and 2003, respectively. As a condition of the agreement, the Company must purchase FHLB common stock and is allowed to borrow up to a multiple of that stock ownership and post collateral to secure any advances. Based on those terms, an additional $6,624 was available to CMLIC at December 31, 2004. The Company has pledged debt securities with a fair value of $11,624 to collateralize advances made under the agreement. Interest is calculated daily at floating rates ranging from 1.14% to 2.53% and is payable monthly. Borrowings from the FHLB are used for short-term cash flow management and are typically settled within one month.

      The Company has an outstanding liability of $921 and $977 as of December 31, 2004 and 2003, respectively, as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California in 1996. The loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in 2001. Payments totaling approximately $55 annually are due through 2021.

CUNA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
Notes to Consolidated Financial Statements
(000s omitted)

(12)  DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

      The carrying amounts and estimated fair values of the Company's significant financial instruments at December 31 are as follows:

                                                       2004                                    2003
                                           Carrying            Estimated           Carrying           Estimated
                                            Amount             Fair Value           Amount            Fair Value
                                         -------------       -------------        ------------       ------------
Financial instruments recorded
  as assets:
    Debt securities                      $   2,856,986       $   2,856,986        $  2,682,834       $  2,682,834
    Equity securities                          199,317             199,317             125,124            125,124
    Mortgage loans                             211,278             235,807             242,029            268,821
    Short-term investments                     190,557             190,557             228,114            228,114
    Cash and cash equivalents                   14,325              14,325              73,061             73,061

    Accrued investment income                   34,261              34,261              36,759             36,759
    Derivatives                                  3,314               3,314               4,264              4,264

Financial instruments recorded
  as liabilities:
    Investment-type contracts               (2,590,633)         (2,522,745)         (2,446,832)        (2,397,708)
    Notes payable                               (5,921)             (5,581)            (15,977)           (15,614)
    Derivatives                                 (8,530)             (8,530)             (8,582)            (8,582)

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors
CUNA Mutual Life Insurance Company


In our opinion, the accompanying consolidated balance sheet and related consolidated statements of income, comprehensive income, changes in policyholders' surplus and cash flows present fairly, in all material respects, the financial position of CUNA Mutual Life Insurance Company and its subsidiaries at December 31, 2003, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 8, 2004

                                     PART C

                                OTHER INFORMATION

ITEM 26. EXHIBITS

1.    Board of Directors Resolution.

      a) Resolution to Authorize Registration of and Investment in Separate Accounts. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

2.    Custodian Agreements. Not applicable.

3.    Underwriting Contracts.

      a) Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

      b) Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

4.    Contracts.

      a) Standard VUL Contract. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

            i. Accelerated Benefit Option Endorsement. Form 1668 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

            ii. Accidental Death Benefit Rider. 99-ADB-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

            iii. Children's Insurance Rider. 99-CIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

            iv. Executive Benefit Plan Endorsement. 98-EBP Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

            v. Guaranteed Insurability Rider. 99-GIR-RV1 Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

            vi. Term Insurance Rider for Other Insureds. 99-OIR-RV1. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

            vii. Waiver of Premium Disability Rider. 99-WVR-RV1. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

            viii. State Variations to 99-VUL. Incorporated herein by reference to Form S-6 post-effective amendment no. 3 (File No. 333-81499) filed with the Commission on April 29, 2002.

            ix.   State Variations to VULAPP-2003.

            x. Amendment to VUL Contract, 2000-VULAMEND. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001.

5.    Applications.

      a) Application. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

6.    Depositor's Certificate of Incorporation and By-Laws.

      a) Articles of Incorporation of the Company. Incorporated herein by reference to Form S-6 initial registration statement (File No. 333-81499) filed with the Commission on June 24, 1999.

      b) Bylaws. Incorporated herein by reference to post-effective amendment number 3 to Form S-6 registration statement (File No. 333-81499) filed with the Commission on April 29, 2002.

7.    Reinsurance Contracts.

      a) Form of Facultative YRT Self-Administered Reinsurance Agreement, Effective January 1, 1992, between Century Life of America, Waverly, Iowa and Frankona America Life Reassurance Company, Kansas City Missouri. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 25, 2003.

      b) Form of Facultative Agreement between Century Life of America, Waverly, Iowa (hereinafter called the Ceding Company) and General American Life Insurance Company, St. Louis, Missouri, Effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003

      c) Form of Reinsurance Agreement between The Century Life of America of Waverly, Iowa and General Reassurance Corporation, Financial Centre, Stamford, Connecticut, Effective January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

      d) Form of Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Century Life of America of Waverly, Iowa and Transamerica Occidental Life Insurance Company of Los Angeles, California, Effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

      e) Form of Reinsurance Agreement Between Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, Effective as of September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

      f) Form of Amendment to the Risk Premium Reinsurance Agreement between the Lutheran Mutual Life Insurance Company of Waverly, Iowa and The Lincoln National Life Insurance Company of Fort Wayne, Indiana, effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 25, 2003.

8.    Participation Agreements.

      a) Participation Agreement between T. Rowe Price International Series, Inc. and the Company dated April 22, 1994. Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

      b) Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement between
            T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

      c) Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

      d) Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

      e) Participation Agreement between Oppenheimer Variable Account Funds and the Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

      g) Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 17, 2001. Form of Amendment to Participation Agreement dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

9.    Administrative Contracts. Not applicable.

10.   Other Material Contracts. Not applicable.

11. Legal Opinion. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File no. 333-81499) filed with the Commission on October 6, 1999.

12.   Actuarial Opinion. Not applicable

13.   Calculations. Not applicable

14.   Other Opinions. Not applicable.

15.   Omitted Financial Statements. No financial statements are omitted from
      Item 24.

16.   Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File no. 333-81499) filed with the Commission on October 6, 1999.


18.   Consent of Independent Registered Public Accounting Firm - filed herewith


19.   Powers of Attorney - filed herewith

ITEM 27.            DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name                                                 Position/Office
----                                                 ---------------
DIRECTORS

Eldon Arnold**                                       Director & Vice Chairman
James L. Bryan**                                     Director
Loretta M. Burd**                                    Director &  Chairman of the Board
Joseph J. Gasper, Jr**                               Director
Thomas R. Graham**                                   Director
Jerald R. Hinrichs**                                 Director
Thomas C. Jones**                                    Director
Victoria W. Miller**                                 Director
Brian L. McDonnell**                                 Director
C. Alan Peppers**                                    Director
Jeff Post**                                          Director
Neil A. Springer**                                   Director
Farouk D.G. Wang**                                   Director
Larry T. Wilson**                                    Director

EXECUTIVE OFFICERS

James E. Gowan**                                     CUNA Mutual Life Insurance Company*
                                                     Chief Officer - Sales & Marketing

Michael S. Daubs**                                   CUNA Mutual Life Insurance Company*
                                                     Chief  Officer - Investments

Lon E. Sprecher**                                    CUNA Mutual Life Insurance Company*
                                                     Chief Officer -  CU Protection & Employee
                                                     Solutions Groups

Rick R. Roy**                                        CUNA Mutual Life Insurance Company*
                                                                                       =
                                                     Chief Officer - Technology

Jeffrey D. Holley**                                  CUNA Mutual Life Insurance Company*
                                                                                       =
                                                     Executive Vice President and Chief Officer - Finance

David Lundgren**                                     CUNA Mutual Life Insurance Company*
                                                     Executive Vice President and Chief Administrative Officer

Reid A. Koenig***                                    CUNA Mutual Life Insurance Company*
                                                     Chief Officer - Operations

Daniel E. Meylink, Sr.**                             CUNA Mutual Life Insurance Company*
                                                     Chief Officer - Lending Solutions Enterprise

Faye Patzner**                                       CUNA Mutual Life Insurance Company*
                                                     Chief Officer - Legal

Jeff Post**                                          CUNA Mutual Life Insurance Company*
                                                     President and Chief Executive Officer


* CUNA Mutual Life Insurance Company entered into a permanent affiliation with the CUNA Mutual Insurance Society on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual Insurance Society. The most recent position has been given for those persons who have held more than one position with CUNA Mutual Life Insurance Company or CUNA Mutual Insurance Society during the last five year period.

** Principal place of business is 5910 Mineral Point Road, Madison, Wisconsin 53705.

***   Principal place of business is 2000 Heritage Way, Waverly, Iowa 50677.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. The Company is a mutual life insurance company and therefore is controlled by its contractowners. Nonetheless, various companies and other entities are controlled by the Company and may be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

In addition, as described in the prospectus under the caption "CUNA Mutual Life Insurance Company," by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), the Company and the registrant could be considered to be affiliated persons of CUNA Mutual. Likewise, CUNA Mutual and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

                   SEE ORGANIZATION CHARTS ON FOLLOWING PAGE.

        Persons Controlling, Controlled by or Under Common Control with
ARTICLE I. The Investment Adviser, Principal Underwriter, Sponsoring Insurance Company



CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society and various companies may be considered to be under common control with CUNA Mutual Insurance Society. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization charts. In addition, by virtue of an Agreement of Permanent Affiliation with CUNA Mutual Life Insurance Company, CUNA Mutual Insurance Society could be considered to be an affiliated person or an affiliated person of an affiliated person of CUNA Mutual Life Insurance Company. Likewise, CUNA Mutual Life Insurance Company and its affiliates, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts. Because CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company own MEMBERS Capital Advisors, Inc., the investment adviser to the MEMBERS Mutual Funds and Ultra Series Fund, each of the entities set forth below could be considered affiliated persons of the MEMBERS Mutual Funds and Ultra Series Fund or affiliated persons of such affiliated persons.



                          CUNA Mutual Insurance Society
                    Organizational Chart As Of June 10, 2004



CUNA Mutual Insurance Society
Business:  Life, Health & Disability Insurance
May 20, 1953*
State of domicile: Wisconsin


CUNA Mutual Insurance Society, either directly or indirectly is the controlling company of the following wholly-owned subsidiaries:

1.       CUNA Mutual Investment Corporation
         Business: Holding Company
         October 15, 1972*
         State of domicile: Wisconsin

         CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

                  a.    CUMIS Insurance Society, Inc.
                        Business: Corporate Property/Casualty Insurance May 23, 1960*
                        State of domicile: Wisconsin




                  b.    CUNA Brokerage Services, Inc.
                        Business: Brokerage
                        July 19, 1985*
                        State of domicile: Wisconsin

                  c.    CUNA Mutual General Agency of Texas, Inc.
                        Business: Managing General Agent
                        August 14, 1991* State of
                        domicile: Texas


                           (1)  MEMBERS Financial Services, Inc.
                                Business: Local Recording Agent (LRA) for the selling of property and casualty coverage to Texas CU members Incorporated September 5, 1973 under the name of Members Insurance Agency, Inc., later changed its name to CUNA Mutual Insurance Agency of Texas, Inc., and effective August 7, 2003, changed its name again to MEMBERS Financial Services, Inc.
                                Ownership: For Regulatory purposes, MEMBERS
                                Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock. State of domicile: Texas


                  d.    MEMBERS Life Insurance Company
                        Business: Credit Disability/Life/Health
                        February 27, 1976*
                        State of domicile: Wisconsin
                        Formerly CUMIS Life & CUDIS

                  e.    International Commons, Inc.
                        Business: Special Events
                        January 13, 1981*
                        State of domicile: Wisconsin

                  f.    CUNA Mutual Mortgage Corporation
                        Business: Mortgage Servicing
                        November 20, 1978* Incorporated
                        December 1, 1995 Wholly Owned
                        State of domicile: Wisconsin

                  g.    CUNA Mutual Insurance Agency, Inc.
                        Business: Leasing/Brokerage
                        March 1, 1974*
                        State of domicile: Wisconsin
                        Formerly CMCI Corporation


                        CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiaries:



                           (1)  CUNA Mutual Insurance Agency of New Mexico, Inc.
                                Business: Brokerage of Corporate & Personal
                                Lines
                                June 10, 1993*
                                State of domicile: New Mexico

]

                           (2) CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.
                                Business: Property & Casualty Agency
                                June 24, 1993*
                                State of domicile: Mississippi



                           (3)  CUNA Mutual Insurance Agency of Massachusetts,
                                Inc.
                                Business: Brokerage of Corporate & Personal
                                Lines
                                January 27, 1995*
                                State of domicile: Massachusetts


                  h.    Stewart Associates Incorporated
                        Business: Insurance Agency for Credit Insurance, Collateral Protection,
                        Mechanical Breakdown
                        March 6, 1998
                        State of domicile: Wisconsin

                  i.    CMG Mortgage Assurance Company
                        Formerly Investors Equity Insurance Company, Inc.
                        Business: Private Mortgage Insurance
                        50% ownership by CUNA Mutual Investment Corporation
                        50% ownership by PMI Mortgage Insurance Company Incorporated in California on March 3, 1969
                        Acquired by CUNA Mutual Investment Corporation April 14, 1994
                        State of domicile: Wisconsin

                  j.    CUNA Mutual Business Services, Inc.
                        Business: Financial Services
                        Incorporated April 22, 1974
                        Wholly owned March 6, 2000
                        State of domicile: Wisconsin





                  k.    Lending Call Center Services, LLC
                        Business: Provides Lending Call Center Services & Lending Solutions to Credit Unions
                        Incorporated June 24, 2002
                        Owned by a sole Class A Owner - APPRO Systems, Inc. Owned by a sole Class B Owner - CUNA Mutual Investment Corporation



                  l.    MEMBERS Trust Company (MTC)
                        Business: MTC will offer an array of estate financial planning services to members through their credit unions.
                        Incorporated 2003
                        MTC will operate independently from Suncoast and CUNA Mutual with shares of ownership to be sold to credit unions and credit union entities.



                  m.    Lenders Protection, LLC
                        Business: Limited Liability Company
                        Owned 50% CUNA Mutual Insurance Society and 50% Open Lending, Inc.
                        State of domicile: Delaware

                  n.    CUNA Mutual Insurance Society Political Action Committee
      Business: Increase the effectiveness of CUNA Mutual Group's participation in lobbying and other legislative advocacy activities.





                        Created: June 24, 2004

2.    C.U.I.B.S. Pty. Ltd.
      Business: Brokerage
      February 18, 1981*
      Country of domicile: Australia

3.    CUNA Caribbean Insurance Society Limited
      Business: Life and Health
      July 4, 1985*
      Country of domicile: Trinidad and Tobago


      CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:



            a.    CUNA Caribbean Insurance Services Limited
                  Business: Consultants, Advisors and Managers for Insurance & Pension Plans
                  Incorporated November 26, 1991
                  Country of domicile: Trinidad and Tobago



4.    CUNA Mutual Australia Holding Co. Pty. Ltd.
      Business: Holding Company
      September 17, 1999*
      Country of domicile: Australia


      CUNA Mutual Australia Holding Co. Pty. Ltd. Is the owner of the following subsidiary:


            a.    CUNA Mutual Life Australia, Ltd.
                  Business: Life Insurance
                  October 15, 1999
                  Country of domicile: Australia



5.    CUNA Mutual Group, Limited
      Business: Brokerage
      May 27, 1998
      Country of domicile: U.K.



6.    CUNA Mutual Group Services (Ireland) Limited
      Business: Insurance Services (currently seeking authorization to provide Sales & Marketing Services)
      June 6, 2003
      Country of domicile: Ireland


* Dates shown are dates of acquisition, control or organization.

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.    C.U. Insurance Services, Inc./Oregon
      50% ownership by CUNA Mutual Insurance Agency, Inc.
      50% ownership by Oregon Credit Union League
      December 27, 1989

2.    The CUMIS Group Limited
      63.3% ownership by CUNA Mutual Insurance Society
      December 31, 1991

      The CUMIS Group Limited is the 100% owner of the following companies:

            a.    CUMIS Life Insurance Company
                  Business: Creditor Group, Individual Life and Disability Insurance
                  January 1, 1977
                  Country of domicile: Canada

            b.    CUMIS General Insurance Company

                  Business: Property & Casualty Insurance
                  July 1, 1980
                  Country of domicile: Canada

            c.    MemberCARE Financial Services Limited
                  Business: Serve as a partner with CUMIS Life for the deliver of the MemberCARE Financial Services Program
                  August 1, 1993
                  Country of domicile: Canada

            d.    MemberCARE Financial Services Partnership
                  Originally formed on January 1, 1994 as a partnership between Co-operators Life Insurance Company and CUMIS Life Insurance Company.
                  January 1, 1997 - CUMIS Life purchased 49.5% of Co-operator's interest in the partnership (bringing their total to 99.5%) and MemberCARE Financial Services Limited purchased 0.5%. Country of domicile: Canada

            e.    Canadian Northern Shield Insurance Company
                  Business: Property & Casualty Insurance
                  February 1, 1985
                  Country of domicile: British Columbia, Canada

            f.    CUMIS Services Limited
                  Business: Acquisitions and Insurance Agency Management
                  Services
                  June 1, 2000
                  Country of domicile: Canada

            g.    WESTCU Insurance Services Limited
                  Business: Insurance Agency Management

                  June 21, 2000
                  Country of domicile: Westminster, Canada


      The CUMIS Group Limited is the 50% owner of the following companies:



a.    CREDENTIAL FINANCIAL, INC.
      Business: Holding Company with ownership in a number of insurance and securities distribution companies
      Acquired January 2004
      Country of domicile: Canada


3.    MEMBERS Capital Advisors, Inc. (formerly CIMCO Inc.)
      50% ownership by CUNA Mutual Investment Corporation
      50% ownership by CUNA Mutual Life Insurance Company
      January 1, 1992





4.    CMG Mortgage Insurance Company (formerly Investors Mortgage Insurance
      Company)
      50% ownership by CUNA Mutual Investment Corporation
      50% ownership by PMI Mortgage Insurance Company
      April 14, 1994



5.    Cooperators Life Assurance Society Limited (Jamaica)
      CUNA Mutual Insurance Society owns 122,500 shares
      Jamaica Co-op Credit Union League owns 127,500 shares
      May 10, 1990






6.    CMG Mortgage Reinsurance Company
      50% ownership by CUNA Mutual Investment Corporation
      50% ownership by PMI Insurance Company
      July 26, 1999



7.    Credit Union Service Corporation
      Atlanta, Georgia
      Owned by Credit Union National Association, Inc. and 18 state league organizations
      March 26, 1996 - CUNA Mutual Investment Corporation purchased 1,300,000 shares of stock



8. CUNA Mutual Australia Limited (formerly finsure.australia limited) 100% ownership by CUNA Mutual Australia Holding Company Pty. Limited October 15, 1999


      CUNA Mutual Australia Limited is the 100% owner of the following companies:


            a.    CUNA Mutual Insurance Brokers Pty Limited
                  Business: Brokerage
                  Incorporated as NCUIS Brokers February 6, 1986
                  Renamed on September 3, 2002
                  Country of Domicile: Australia

            b.    CUNA Mutual Technology Services Australia Pty Limited
                  Business: Technology Services
                  Incorporated as Direct Insurance Network International on August 31, 2000
                  Renamed on September 3, 2002
                  Country of Domicile: Australia


The following company is owned 100% by CUNA Mutual Technology Services Australia Pty Limited:


                  (1)   CUNA Mutual Insurance Brokers Pty Limited
                        Business: Brokerage
                        Incorporated as NCUIS Brokers February 6, 1986 Renamed on September 3, 2002
                        Country of Domicile: Australia



9.    CUNA Strategic Services, Inc.
      CUNA Mutual Insurance Society owns 200.71 shares
      December 31, 1999


10.   China Credit Co-operative Services, Limited
      Business: Hong Kong Holding Company; provide technology and business consulting in support of the PRC operations of CUNA
      Mutual Group.
      Incorporated November 21, 2003
      Effective March 2, 2004, owned 70% by CUNA Mutual Insurance Society and 30% by IFC Country of domicile: China

      The following company is a wholly-owned subsidiary of China Credit Co-operative Services, Limited:

            a.    CCC Services, Limited
                  Incorporated December 3, 2003
                  Country of domicile: China

            b. CUNA Mutual Consulting Services (Guangdong) Company Limited (CMCSC Ltd.)
                  Business: To give us a corporate presence in the PRC, and to facilitate transactions and payments among our Hong Kong companies, and our RCCU partners.
                  Incorporated July 1, 2004
                  Country of domicile: China

Partnerships

1.    CM CUSO Limited Partnership, a Washington Partnership
      CUMIS Insurance Society, Inc. - General Partner
      Credit Unions in Washington - Limited Partners
      June 14, 1993

1.    "Sofia LTD." (Ukraine)
      99.96% ownership by CUNA Mutual Insurance Society

      .04% ownership by CUMIS Insurance Society, Inc.
      March 6, 1996

2.    'FORTRESS' (Ukraine)
      80% ownership by "Sofia LTD."
      19% ownership by The Ukrainian National Association of Savings and Credit Unions 1% ownership by Service Center by UNASCU
      September 25, 1996

3.    MEMBERS Development Company LLC
      49% ownership by CUNA Mutual Investment Corporation
      51% ownership by Credit Unions & CUSOs
      September 24, 1999

            a. MEMBERS Business Solutions Company, LLC is 100% owned by MEMBERS Development Company, LLC; effective 5/27/04; created to provide business services to credit unions and other related entities, and to engage in any lawful business or activity permitted under the Act and to do any and all other actions and things that may be necessary, incidental or convenient to accomplish these purposes.

4.    The Center for Credit Union Innovation LLC
      33.3% ownership by CUNA Mutual Insurance Society
      33.3% ownership by CUNA & Affiliates
      33.3% ownership by American Association of Credit Union Leagues January 5, 2000

5.    HRValue Group LLC
      49% ownership by CUNA Mutual Investment Corporation
      51% ownership by Leagues & League Service Organizations
      December 1, 2000

Affiliated (Nonstock)

1.    CUNA Mutual Group Foundation, Inc.
      July 5, 1967

2.    CUNA Mutual Life Insurance Company
      July 1, 1990

                       CUNA Mutual Life Insurance Company
                  Organizational Chart As Of November 14, 2002

CUNA Mutual Life Insurance Company
An Iowa mutual life insurance company
Fiscal Year End:  December 31

CUNA Mutual Life Insurance Company is the controlling company for the following subsidiaries:

1.    MEMBERS Capital Advisors, Inc.
      An Iowa Business Act Corporation

      50% ownership by CUNA Mutual Life Insurance Company
      50% ownership by CUNA Mutual Investment Corporation
      July 16, 1982

      MEMBERS Capital Advisors, Inc. is the investment adviser of:
      Ultra Series Fund
      MEMBERS Mutual Funds
      CU System Funds

2.    CMIA Wisconsin, Inc.
      A Wisconsin Business Act Corporation
      100% ownership by CUNA Mutual Life Insurance Company
      May 29, 1998

3.    League Insurance Agency, Inc. (Wholly owned by CMIA Wisconsin, Inc.)
      Business: Insurance Agency Incorporated on August 16, 1973 Acquired on August 31, 2000 State of domicile: Connecticut
      League Insurance Agency is the 100% owner of the following subsidiary:

                  a.    Member Protection Insurance Plans
                        Business:  Insurance Agency
                        Incorporated on August 21, 1991
                        Acquired on August 31, 2000
                        State of domicile:  Connecticut

ITEM  29.   INDEMNIFICATION

Section 10 of the Bylaws of the Company and Article VIII, Section 4 of the Company's charter together provide for indemnification of officers and directors of the Company against claims and liabilities that such officers and/or directors become subject to by reason of having served as an officer or director of the Company or any subsidiary or affiliate of the Company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such officers or directors in the line of duty as an officer or director, except liability arising out of an officer's or a director's willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.    PRINCIPAL UNDERWRITER

CUNA Brokerage is the registrant's principal underwriter and for certain variable life insurance contracts issued by CUNA Mutual Life Variable Account. CUNA Brokerage is also principal underwriter for the Ultra Series Fund, an underlying Fund for the Company's variable products. CUNA Brokerage is the distributor of MEMBERS Mutual Funds, a group of open-end investment companies.

Officers and Directors of CUNA Brokerage.

Name and Principal                   Positions and Offices                         Positions and Offices
Business Address                      With the Underwriter                            With Registrant
----------------------              ------------------------           ----------------------------------------------

Christine M. Anderson*              Secretary & Treasurer              Forecasting & Planning Vice President, Finance

Grael B. Barker                     Director                           None

Dennis J. Godfrey                   Director & Chairman                None

Katherine I. Grete**                Assistant Treasurer                Business Finance Team
                                                                       Financial Analysis Manager

Tracy K. Lien*                      Assistant Secretary                Recording Secretary

Timothy Halevan**                   Chief Compliance Officer           Chief Compliance Officer


John W. Henry*                      Director & Vice Chairman           Vice President - Vice President
                                                                       Members Solutions Group

Sheila M. Kittleson                 Assistant Treasurer                Business Finance Team Cost Analyst Manager

Kevin T. Lentz*                     Director                           Senior Vice President - Members
                                                                       Solutions Group

Faye A. Patzner*                    Chief Officer - Legal              Chief Officer - Legal

Steven A. Riser                     Finance Corporate Asset &          Assistant Vice President
                                    Employee Protection

Mark T. Warshauer*                  Director                           Senior Vice President

Mark K. Willson*                    Assistant Secretary                Assistant Vice President - Associate
                                                                       General Counsel

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

CUNA Brokerage Services is the only principal underwriter. The Distribution Agreement between the Company and CUNA Brokerage Services and the Related Servicing Agreement between the Company and CUNA Brokerage Services specify the services provided by each party. Those contracts have been filed as exhibits under Item 27(3)(a). The Company pays a dealer concession of approximately six percent, as more fully described in Schedule A of the Servicing Agreement. The total dealer's concession for the year ended December 31, 2004, was $2,543,353. The contracts provide that the Company performs certain functions on behalf of the distributor. For example, the Company sends confirmation statements to Owners and the Company maintains payroll records for the registered representatives. Some of the dealer concession is used to reimburse the Company for the services it performs on behalf of the distributor.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

                                  NET UNDERWRITING               (3)                   (4)
             (1)                   DISCOUNTS AND           COMPENSATION ON          BROKERAGE             (5)
NAME OF PRINCIPAL UNDERWRITER       COMMISSIONS               REDEMPTION           COMMISSIONS        COMPENSATION
-----------------------------     ----------------         ---------------        -------------       ------------
CUNA Brokerage Services, Inc.       $2,543,353.30                 0               $2,543,353.30            0

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

      All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CUNA Mutual Group, both at 5910 Mineral Point Road, Madison, Wisconsin 53705.

ITEM 32.    MANAGEMENT SERVICES

      All management contracts are discussed in Part A or Part B.

ITEM 33.    FEE REPRESENTATION

      The Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11 day of April, 2005.

                                  CUNA MUTUAL LIFE VARIABLE ACCOUNT (REGISTRANT) BY CUNA MUTUAL LIFE INSURANCE COMPANY

                                  By: /s/ Jeff Post
                                      -------------
                                      Jeff Post
                                      President

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and, has duly caused this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 11 day of April, 2005.

                                  CUNA MUTUAL LIFE INSURANCE COMPANY (DEPOSITOR)

                                  By: /s/ Jeff Post
                                      -------------
                                      Jeff Post
                                      President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.


SIGNATURE AND TITLE                        DATE       SIGNATURE AND TITLE                 DATE

/s/ELDON R. ARNOLD                          *         /s/VIRGINIA W. MILLER                   *
----------------------------                          --------------------------
Eldon R. Arnold, Director                             Virginia W. Miller, Director

/s/JAMES L. BRYAN                           *         /s/C. ALAN PEPPERS                      *
----------------------------                          --------------------------
James L. Bryan, Director                              C. Alan Peppers, Director

/s/LORETTA M. BURD                          *         /s/JEFF POST                         4/11/05
----------------------------                          ----------------------------
Loretta M. Burd, Director                             Jeff Post, Director

/s/JOSEPH J. GASPER, JR.                    *         /s/NEIL A. SPRINGER                     *
----------------------------                          ----------------------------
Thomas R. Graham, Director                            Neil A. Springer, Director
================

/s/THOMAS R. GRAHAM                         *         /s/STEVE SULESKI                     4/18/05
----------------------------                          ----------------------------
Thomas R. Graham, Director                            Steve Suleski,
                                                      Attorney-In-Fact

/s/JERALD R. HINRICHS                       *         /s/FAROUK D. G. WANG                    *
----------------------------                          ----------------------------
Jerald R. Hinrichs, Director                          Farouk D. G. Wang, Director

/s/THOMAS C. JONES                          *         /s/LARRY T. WILSON                      *
----------------------------                          ----------------------------
Thomas C. Jones, Director                             Larry T. Wilson, Director

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURE AND TITLE                        DATE

/s/ Jeffrey D. Holley                     4/11/05
----------------------------
Jeffrey D. Holley
Chief Financial Officer

/s/ Jeff Post                             4/11/05
----------------------------
Jeff Post

President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibits

18.   Consent of Independent Registered Public Accounting Firms

19.   Powers of Attorney